UNIVERSAL SELECT ANNUITY

                           UNIVERSAL ANNUITY ADVANTAGE

  STATEMENT OF ADDITIONAL INFORMATION: MAY 2, 2005 (REVISED SEPTEMBER 2, 2005)


  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("GIS")
        THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ("QB")
        THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES ("MM")
             THE TRAVELERS FUND U FOR VARIABLE ANNUITIES ("FUND U")


                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with the Prospectus dated May 2, 2005. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Cityplace, Hartford, Connecticut 06103-3415 or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.



                               TABLE OF CONTENTS                            PAGE


Description of The Travelers Insurance Company and The Separate Accounts....   3

The Insurance Company.......................................................   3

The Separate Accounts.......................................................   3

Investment Objectives, Policies and Risks...................................   3

Description of Certain Types of Investments and Investment Techniques
  Available to the Accounts.................................................   5

Investment Restrictions.....................................................  21

The Travelers Growth and Income Stock Account for Variable Annuities........  21


The Travelers Quality Bond Account for Variable Annuities...................  24

The Travelers Money Market Account for Variable Annuities...................  26

Disclosure of Portfolio Holdings of the Managed Separate Accounts...........  28
Investment Management And Advisory Services.................................  28

Board Review and Approval of Investment Advisory Agreements.................  29
Advisory Fees...............................................................  30

TIMCO.......................................................................  31

TAMIC.......................................................................  32

Code of Ethics..............................................................  33

Portfolio Managers..........................................................  33
Valuation Of Assets.........................................................  33

Net Investment Factor.......................................................  34

Federal Tax Considerations..................................................  35

The Board Of Managers.......................................................  38



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                            TABLE OF CONTENTS (CONT'D)                      PAGE


Distribution and Principal Underwriting Agreement...........................  42

Administrative Services.....................................................  43

Securities Custodian........................................................  43

Incorporation of Certain Documents by Reference.............................  43

Independent Registered Public Accounting Firm...............................  44

Proxy Voting Policies and Procedures........................................  44
Financial Statements........................................................










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                 DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY
                            AND THE SEPARATE ACCOUNTS


THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts available under the variable annuity contracts described in this Statement of Additional Information meets the definition of a separate account under federal securities laws, and complies with the provisions of the Investment Company Act of 1940. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorize the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts. The Company holds title to the assets of the Separate Accounts. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

Two different types of Separate Accounts are available to fund the variable annuity contract described in this Statement of Additional Information. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act. Fund U's assets are invested exclusively in the shares of Underlying Funds.

The second type of Separate Account available under the contract are Accounts GIS, QB and MM (the "Accounts") which are "managed" Separate Accounts. The Accounts are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the Accounts are invested directly in securities such as stocks, bonds or money market instruments that are compatible with the stated investment policies of each Account. Each of the Accounts available in connection with the Contract has different investment objectives and fundamental investment policies.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

Each Account's investment objective and, unless noted as fundamental, its investment policies may be changed without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in an Account's investment objective or policies may result in the Account having a different investment objective from those that an owner selected as appropriate at the time of investment.

Listed below for quick reference are the types of investments that each Account may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale


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

of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Accounts' investments and investment techniques follows the chart.

                             INVESTMENTS AT A GLANCE

-----------------------------------------------------------------------------------------------------------------------
   INVESTMENT TECHNIQUE                                   GIS                    QB                      MM
-----------------------------------------------------------------------------------------------------------------------
   American Depositary Receipts                            X                      X
-----------------------------------------------------------------------------------------------------------------------
   Asset-Backed Mortgage Securities                        X                      X
-----------------------------------------------------------------------------------------------------------------------
   Bankers' Acceptances                                    X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Buying Put and Call Options                             X
-----------------------------------------------------------------------------------------------------------------------
   Certificates of Deposit                                 X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Commercial Paper                                        X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Convertible Securities                                  X                      X
-----------------------------------------------------------------------------------------------------------------------
   Corporate Asset-Backed Securities                       X                      X
-----------------------------------------------------------------------------------------------------------------------
   Debt Securities                                         X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Emerging Market Securities
-----------------------------------------------------------------------------------------------------------------------
   Equity Securities                                       X                      X
-----------------------------------------------------------------------------------------------------------------------
   Floating & Variable Rate Instruments                    X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Foreign Securities                                      X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Forward Contracts on Foreign Currency
-----------------------------------------------------------------------------------------------------------------------
   Futures Contracts                                       X                      X
-----------------------------------------------------------------------------------------------------------------------
   Illiquid Securities                                     X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Indexed Securities                                                             X
-----------------------------------------------------------------------------------------------------------------------
   Index Futures Contracts                                 X                      X
-----------------------------------------------------------------------------------------------------------------------
   Investment Company Securities
-----------------------------------------------------------------------------------------------------------------------
   Investment in Unseasoned Companies                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Lending Portfolio Securities
-----------------------------------------------------------------------------------------------------------------------
   Letters of Credit                                       X                      X
-----------------------------------------------------------------------------------------------------------------------
   Loan Participations
-----------------------------------------------------------------------------------------------------------------------
   Money Market Instruments                                X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Options on Foreign Currencies
-----------------------------------------------------------------------------------------------------------------------
   Options on Index Futures Contracts                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Options on Stock Indices                                X
-----------------------------------------------------------------------------------------------------------------------
   Other Direct Indebtedness                                                                             X
-----------------------------------------------------------------------------------------------------------------------
   Real Estate-Related Instruments                         X                      X
-----------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements                                   X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase Agreements                           X                      X
-----------------------------------------------------------------------------------------------------------------------
   Short Sales "Against the Box"
-----------------------------------------------------------------------------------------------------------------------
   Short-Term Money Market Instruments                     X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Swap Agreements
-----------------------------------------------------------------------------------------------------------------------
   Temporary Bank Borrowing                                X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities X X X
-----------------------------------------------------------------------------------------------------------------------
   Variable Amount Master Demand Notes                     X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   When-Issued & Delayed Delivery Securities               X                      X                      X
-----------------------------------------------------------------------------------------------------------------------
   Writing Covered Call Options                            X
-----------------------------------------------------------------------------------------------------------------------



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

      DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
                           AVAILABLE TO THE ACCOUNTS

WRITING COVERED CALL OPTIONS: The Accounts will write only "covered" call options, that is, they will own the underlying securities which are acceptable for escrow when they write the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. These call options generally will be short-term contracts with a duration of nine months or less. The Accounts will receive a premium for writing a call option, but give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Accounts will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an Account's total returns.

The premium received for writing a covered call option will be recorded as a liability in each Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by the Accounts. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, the Accounts will be required to make escrow arrangements.

In instances where the Accounts believe it is appropriate to close a covered call option, they can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. The Accounts may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If the Accounts cannot effect a closing transaction, they will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Accounts' rates of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS: The Accounts may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by the Accounts, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months.

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

The Accounts will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, each Account's risk is limited to the option premium paid.

The Accounts may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

MONEY MARKET INSTRUMENTS: Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

SHORT-TERM MONEY MARKET INSTRUMENTS. The Accounts may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Accounts.

CERTIFICATES OF DEPOSIT: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks. Additionally, Account TSB invests in Euro Certificates of Deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars.

BANKERS' ACCEPTANCES: Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank, which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Account MM must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

UNITED STATES GOVERNMENT SECURITIES: Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS: Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Account is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Account would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

WHEN-ISSUED SECURITIES. Certain Accounts may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the Accounts' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Account's net asset value daily from the commitment date. While the adviser or subadviser intends for the Account to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. An Account does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, an Account normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Accounts do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when an Account commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner will be advantageous to the Accounts. However, this practice entails certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, an Account would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Account limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Accounts' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Accounts elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Accounts' custodian, subject to a subcustodian agreement approved by the Accounts between that bank and the Accounts' custodian.

The floating and variable rate obligations that the Accounts may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives an Account an undivided interest in the underlying obligations in the proportion that the Account's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by an Account at varying rates of interest pursuant to direct arrangements between the Account as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, an Account's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Account will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Account (as lender) and the issuer of the note (as borrower). Under the note, an Account has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by an Account permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by an Account may have maturities of more than one year, provided that: (1) the Account is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, an Account's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, an Account will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Account has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on an Account to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on an Account to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer-term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Accounts expect to remain fully invested in common stocks to the extent practicable, and is therefore subject to the general risk of the stock market. The value of an Account's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Accounts also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Accounts may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. An Account may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the lack of publicly available information due to their relatively short operating record as public companies.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of an Account, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible bonds or preferred stock with warrants or stock call options. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

DEBT SECURITIES. Debt securities held by an Account may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Accounts may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody's, (see the Appendix for more information)) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. Lower-rated or comparable unrated bonds are commonly referred to as "junk bonds". There is no minimum acceptable rating for a security to be purchased or held by certain Accounts, and an Account may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of these restructuring, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, an Account may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Account.

An Account may, from time to time, own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Account even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if an Account owns a bond that is called, the Account will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Account.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. An Account's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

       CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer s financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

       DIVERSIFICATION. An Account generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

       ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by an Account investing in these bonds of its investment objective may be more dependent on the credit analysis of a lower-rated bond than would be the case if the Account invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Accounts may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stock at a future date for a fixed price.

An Account will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Account will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Account's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Account will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

The use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

STOCK INDEX FUTURES CONTRACTS. Certain Accounts may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. Each Account may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by an Account are usually liquidated in this manner, an Account may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by an Account, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, an Account will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Accounts also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Accounts may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Account enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Account will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Account are intended to correlate with the Account's portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Account. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that an Account's transactions in those instruments will not in fact offset the impact on the Account of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Account which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Account.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Account, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Account may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Account's securities is particularly relevant to futures contracts. An Account, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Account. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Accounts intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. An Account may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Account may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Accounts' assets posted as margin in connection with these transactions as permitted under the Act. The Accounts will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that an Account could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Account could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which an Account is exposed. These transactions also, of course, may be more, rather than less, favorable to an Account than originally anticipated.

SWAPS. Swaps are over-the-counter (OTC) agreements that typically require counterparties to make periodic payments to each other for a specified period. The calculation of these payments is based on an agreed-upon amount, called the notional amount that generally is exchanged only in currency swaps. The periodic payments may be a fixed or floating (variable) amount. Floating payments may change with fluctuations in interest or currency rates or equity or commodity prices, depending on the contract terms. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Accounts may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Accounts may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign countries and restrictions in certain countries on direct investment by foreign entities, an Account may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Subject to any limit on an Account's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that an Account's assets are invested substantially in a single country or market, the Account is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer an Account an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of an Account's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Account bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES. Certain Accounts may make investments in illiquid securities. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. Inmost instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Accounts will not bear the expense of such registration. In determining securities subject to the percentage limitation, an Account will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by an Account, the Account's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

LOANS OF SECURITIES TO BROKER DEALERS. The Account may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Account will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Account's total assets taken at their current market value. The Account continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Account may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Managers ("Board"), when the income to be earned from the loan justifies the risks.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, an Account transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable an Account to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Account will be able to avoid selling portfolio instruments at a disadvantageous time.

The Accounts will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in an Account's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of an Account, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, an Account may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Certain Accounts may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

TEMPORARY BANK BORROWING: Certain Accounts may borrow from banks for temporary purposes, including the meeting of redemption requests, which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Accounts may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Accounts may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Accounts may also invest Account assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Accounts have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Accounts may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit care receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Accounts may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Accounts may involve revolving credit facilities or other standby financing commitments which obligate the Accounts to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Accounts may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES: Generally, the Accounts may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

INDEXED SECURITIES: Certain Accounts may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX": Some Accounts may enter into a short sale against the box. If an Account decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

COMMERCIAL PAPER RATINGS: Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

INVESTMENT RESTRICTIONS

The Separate Accounts each have different investment objectives and policies, as discussed above and in the Prospectus. Each Managed Separate Account has certain fundamental investment restrictions, which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act.

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("GIS")

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS are set forth below. The investment restrictions set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account GIS, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account GIS.


       1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

       2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of Account GIS, and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

       3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

       4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

       5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

       6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

       7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

       8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of the Account not to exceed 5% of the voting securities of any one issuer.)

       9.    Senior securities will not be issued.

       10.   Short sales of securities will not be made.

       11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

       12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

       13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
             1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. The Accounts' investments will not, however, be concentrated in any one industry; that is, no more than 25% of the value of their assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than 10% of their investment portfolios.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intend to purchase securities for long-term appreciation of capital and income, and do not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover. The portfolio turnover rate for Account GIS for the years ended December 31, 2002, 2003 and 2004 was 54%, 68% and 43%, respectively.

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ("QB")

INVESTMENT RESTRICTIONS

The account normally invests at least 80% of its assets in investment-grade bonds and debt securities ("80% investment policy"). Investment-grade bonds are those rated within the four highest categories by Standard & Poors Group, Moody's Investors Service, Inc. or any other nationally recognized statistical rating organization, or if, unrated, determined to be of comparable quality by the Adviser. Commercial paper rated in the top category by a nationally recognized statistical rating organization is included in the Account's 80% investment policy. The Account will notify shareholders at least 60 days' prior to changing it's 80% investment policy.

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

       1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

       2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

       3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

       4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

       5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

       6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

       7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

       8. Not more than 10% of the voting securities of any one issuer will be acquired.

       9.    Senior securities will not be issued.

       10.   Short sales of securities will not be made.

       11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

       12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

       13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than 25% of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 2002, 2003 and 2004 was 113%, 139% and 98%, respectively.

THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES ("MM")

Investment Restrictions

In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account MM operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account MM, as defined in the 1940 Act. Account MM may not:

       1. purchase any security which has a maturity date more than one year from the date of the Account's purchase;

       2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities). Neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

       3. acquire more than 10% of the outstanding securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

       4. invest more than 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, the Fund may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

       5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

       6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

       7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

       8. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

       9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

       10.   issue senior securities.

PORTFOLIO TURNOVER

A portfolio turnover rate is not applicable to Account MM, which invests only in money market instruments.


                DISCLOSURE OF PORTFOLIO HOLDINGS OF THE ACCOUNTS

The Board of Managers has adopted and approved policies and procedures reasonably designated to protect the confidentiality of each Account's portfolio holdings information and to seek to prevent the selective disclosure of such information. Each Account reserves the right to modify these polices and procedures at any time without notice. Only the Chief Compliance Officer of an Account, or that Account's Advisor, or persons designated by them (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these policies and procedures, the Advisor may disclose an Account's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Account's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Account's service providers (i.e., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Accounts; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Advisor prior to the Advisor commencing its duties; (iv) the Advisor of an Account or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Accounts' policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Account's Chief Compliance Officer as in the best interests of the

Account, and only if such exceptions are reported to the Board of Managers at its next regularly scheduled meeting.

Dissemination of an Account's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, each Account disseminates portfolio holdings to contract holders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract holders or the general public. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.


                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. Travelers Asset Management International Company LLC (TAMIC) furnishes investment management and advisory services to Accounts GIS, QB, and MM according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account QB and TAMIC and Account MM and TAMIC, were first approved by a vote of variable annuity Contract Owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account GIS and TAMIC was first approved by a vote of the variable annuity Contract Owners at their meeting held on April 27, 1998. New Investment Advisory Agreements between Account QB and TAMIC and between Account GIS and TAMIC were approved by a vote of the variable annuity Contract Owners at their meeting held on June 30, 2005 and a New Investment Advisory Agreement between Account MM and TAMIC was approved by a vote of the variable annuity Contract Owners at their meeting held on July 18, 2005.

The agreements between Accounts GIS, QB and MM and TAMIC will continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

       1. provides that for investment management and advisory services, the Company will pay to TAMIC, on an annual basis, an advisory fee based on the current value of the assets of the accounts for which TAMIC acts as an investment adviser (see "Advisory Fees" in the prospectus);

       2. may not be terminated by TAMIC without the prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

       3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Accounts. In addition, and in either event, the terms of the agreements must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreements, cast in person at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreements; and

       4.    will automatically terminate upon assignment.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

As previously noted, the Board of Managers oversees the Accounts' investment advisers and determines whether to approve and renew the Accounts' Investment Advisory Agreements. In reviewing the Agreements, the Board considered a number of factors, many of which are discussed below, but did not identify any single factor as controlling. Additional information on the consideration and approval of the Agreements by the Board of Managers will be included in the Accounts' semiannual report for the period ended June 30, 2005. The semiannual report can be obtained when it becomes available in late August 2005 by writing to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, 3 CP, Hartford, Connecticut 06103-3415, by calling 1-800-842-9368 or by accessing the SEC's website (http://www.sec.gov)

Capability of the Investment Adviser to Provide Services

The Board considered, among other things, the experience and expertise of each investment adviser's personnel. The Board considered such factors as other clients or funds for which the adviser performs similar services, investment performance of such other clients or funds, the length of service to such other clients or funds and the size of asset pools advised. Additionally, the Board also considered the educational background and professional experience of the adviser's personnel. The Board also considered the availability of such personnel to the appropriate fund, as well as each adviser's policies relating to the assignment of personnel to the funds.

Regulatory Compliance History

The Board considered whether any of the advisers or any affiliate thereof had any regulatory compliance problems. The Board considered the number and type of complaints, if any, involving the adviser, and considered any inquiries involving the adviser by the SEC or other federal or state agencies.

Investment Performance of the Accounts

The Board reviewed the performance of each Account from several perspectives. The Board considered how well each Account achieved its objective. The Board also compared each Account's performance with mutual funds with similar objectives and policies, but with different advisers. Additionally, the Board compared the performance of each Account with appropriate market indices.

Profitability of the Investment Adviser

The Board considered the reasonableness of each adviser's profit, if any, from the fees under each Agreement. The Board assessed the fees in light of each adviser's overall financial position. The Board considered the appropriateness of the method by which the costs to the adviser of providing services are computed. The Board examined any collateral benefits to the adviser as a result of providing services to the Account as well as collateral benefits to the Account as a result of its relationship with the adviser.

Expenses

The Board considered data on the advisory fees of a representative sample of mutual funds that are comparable to each Account. The Board also considered the expense ratios of a representative sample of mutual funds comparable to each Account. The Board reviewed whether there have been any economies of scale realized because of common management with other funds or other funds managed by the adviser and considered the potential for further economies of scale.

After evaluation of information received at regular meetings throughout the year, the Board concluded that each Account's investment advisory agreement is reasonable and fair to the Account and its shareholders and should be continued.

ADVISORY FEES

The advisory fee for each Separate Account is described in the prospectus.

The advisory fees paid to TAMIC by each of the Accounts during the last three fiscal years were:

--------------------------------------------------------------------------------
                   ACCOUNT GIS             ACCOUNT QB           ACCOUNT MM
--------------------------------------------------------------------------------
     2002           $3,528,284              $348,157            $500,554
--------------------------------------------------------------------------------
     2003           $3,051,333              $367,941            $371,959
--------------------------------------------------------------------------------
     2004           $3,304,133              $343,616            $250,743
--------------------------------------------------------------------------------


Effective May 1, 1998, The Travelers Investment Management Company ("TIMCO") became the Subadviser to Account GIS. The subadvisory fee paid to TIMCO by TAMIC for Account GIS for the years ended December 2002, 2003 and 2004 were $2,487,883 and $2,112,824, and $2,293,926, respectively.

Although both Account QB and Account MM are currently subadvised by Salomon Brothers Asset Management, Inc. ("SaBAM"), neither Account had a subadvisory agreement in effect during any of the last three fiscal years.

TIMCO

Investment decisions for AccountGIS will be made independently from any other accounts that may be or become managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

TAMIC

Each of Accounts GIS, QB, and MM are managed by TAMIC. TAMIC provides overall management and oversight but has hired Subadvisors to provide management on a day-to-day basis to these Accounts. TIMCO is the Subadvisor for Account GIS and SaBAM is the Subadvisor for Accounts QB and MM.

SaBAM

Investment decisions for each of Account QB and Account MM are made independently from those of other funds or accounts managed by SaBAM or its affiliates. Such other funds or accounts may also invest in the same securities as an Account. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory and Subadvisory Agreements, TIMCO will place purchase and sale orders for portfolio securities of Account GIS, and SaBAM will place purchase and sale order for portfolio securities of Account QB, through brokerage firms which they may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms, which provide brokerage, and research services to TIMCO or SaBAM, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to the Accounts and may also be utilized in providing investment advice and management to all accounts over which TIMCO or SaBAM exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO and SaBAM believe that brokers' research services are very important in providing investment advice to the Accounts, but are unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO and SaBAM, TIMCO and SaBAM will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from the dealers serving as market makers will include the spread between bid and asked prices. Where transactions are made in the over-the-counter market, Accounts GIS and QB will deal with primary market makers unless more favorable proves are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and managing the portfolios of Account GIS by comparing brokerage firms utilized by TIMCO to other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

---------------------------------------------------------------------------------------------------------------
    FUNDS             2004             2003              2002          TOTAL PORTFOLIOS       COMMISSIONS
                                                                         TRANSACTIONS         PAID TO SUCH
                                                                        ASSOCIATED WITH       BROKERS FOR
                                                                            BROKERS           RESEARCH IN
                                                                           PROVIDING              2004
                                                                           RESEARCH
                                                                       SERVICES IN 2004
---------------------------------------------------------------------------------------------------------------
   Account GIS        $612,502          $993,021        $1,043,985          $328,543,269           $311,547
---------------------------------------------------------------------------------------------------------------

No formulas were used in placing transactions with brokers who provided research services, and no specific amount of transactions were allocated for research services.

There were no brokerage commissions paid by Account QB for the fiscal years ended December 31, 2002, 2003 and 2004. For the fiscal year ended December 31, 2004, no portfolio transactions for Account QB were directed to certain brokers because of research services.

PORTFOLIO TRANSACTIONS FOR ACCOUNT MM

Subject to the general supervision of the Board of Managers and TAMIC, SaBAM is responsible for the investment decisions and the placement of orders for portfolio transactions of Account MM. Portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter, and transactions with dealers normally reflect the spread between the bid and asked prices. SaBAM seeks to obtain the best net price and most favorable execution of orders for the purchase and sale of portfolio securities.

CODE OF ETHICS. Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personnel securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                               PORTFOLIO MANAGERS

ACCOUNT MM. Account MM is co-managed by SaBAM Portfolio Managers Emil Molinaro, Jr., and Michele Mirabella. The table below shows information relating to other accounts co-managed by Mr. Molinaro and Ms. Mirabella.


-------------------------------------------------------------------------------------------------------------
Portfolio Manager                                        Assets in Other
                                                         Accounts Managed by
                          Number of Other Accounts       Manager by Type of
                          Managed by Manager(s) as of    Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of   Registered Investment   the Manager's Compensation
                          Account: (a) Registered        Company; (b) Other      is Based on the Account's
                          Investment Company; (b)        Pooled Investment       Performance, the Number of
                          Other Pooled Investment        Vehicles; (c) Other     Accounts and Assets in the
                          Vehicles; (c) Other Accounts.  Accounts                Accounts
-------------------------------------------------------------------------------------------------------------

Other Accounts            a)       2                     a)   $372 million       None.
Co-Managed by Emil
Molinaro, Jr. and         b)       2                     b)   $4.5 billion
Michele Mirabella
                          c)       2                     c)   $1.0 billion
-------------------------------------------------------------------------------------------------------------

ACCOUNT QB. Account QB is co-managed by SaBAM Portfolio Managers Gene Collins and Kurt Lin. The table below shows information relating to other accounts co-managed by Mr. Collins and Mr. Lin.

-------------------------------------------------------------------------------------------------------------
Portfolio Manager                                        Assets in Other
                                                         Accounts Managed by
                          Number of Other Accounts       Manager by Type of
                          Managed by Manager(s) as of    Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of   Registered Investment   the Manager's Compensation
                          Account: (a) Registered        Company; (b) Other      is Based on the Account's
                          Investment Company; (b)        Pooled Investment       Performance, the Number of
                          Other Pooled Investment        Vehicles; (c) Other     Accounts and Assets in the
                          Vehicles; (c) Other Accounts.  Accounts                Accounts
-------------------------------------------------------------------------------------------------------------

Other Accounts            a)       6                     a)   $899 million       None
co-managed by Gene
Collins and Kurt Lin      b)       None                  b)   0

                          c)       11                    c)   $3.3 million

-------------------------------------------------------------------------------------------------------------

Other Accounts managed    a)       None                  a)   0                  None
by Gene Collins
                          b)       None                  b)   0

                          c)       5                     c)   $426 million

-------------------------------------------------------------------------------------------------------------


ACCOUNT GIS. TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers. Louis Scott is the portfolio manager primarily responsible for the day-to-day management of the Account, with Daniel Willey as President of TIMCO. The table below shows information relating to other accounts managed by Mr. Willey and Mr. Scott.

-------------------------------------------------------------------------------------------------------------
Portfolio Manager                                         Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)           For Accounts Listed Where
                          December 31, 2004 by Type of    Registered             the Manager's Compensation
                          Account: (a) Registered         Investment Company;    is Based on the Account's
                          Investment Company; (b) Other   (b) Other Pooled       Performance, the Number of
                          Pooled Investment Vehicles;     Investment Vehicles;   Accounts and Assets in the
                          (c) Other Accounts.             (c) Other Accounts     Accounts
-------------------------------------------------------------------------------------------------------------

Daniel Willey             a)       13                     a)  $4.3 billion       None

                          b)       None                   b)  $0

                          c)       11                     c)  $1.4 billion

-------------------------------------------------------------------------------------------------------------

Louis Scott               a)       3                      a)  $284 million       None

                          b)       None                   b)  $0

                          c)       3                      c)  $189 million

-------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER MATERIAL CONFLICTS OF INTEREST

Apparent or actual material conflicts of interest may arise when a portfolio manager has responsibilities for more than one Account or fund. For example, if the different Accounts or funds have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. Or, a conflict of interest could arise in the allocation of investment opportunities between the Accounts or funds. A portfolio manager could also devote unequal time or attention to the management of each Account or fund. Although the Company has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.

PORTFOLIO MANAGER COMPENSATION

The Portfolio Managers for the Accounts receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

The Portfolio Managers are also eligible for an investment management incentive and deferred compensation plan (the "Plan"). The Plan is designed to align the objectives of the investment professionals, including the Portfolio Managers, and others on the investment team with those of shareholders and other clients whose assets are managed by Citigroup Asset Management ("CAM"). CAM is an affiliate of SaBAM and TIMCO and is responsible for administering the compensation program for the Portfolio Managers. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of a Portfolio Manager's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

As of December 31, 2004, none of the portfolio managers of the Accounts held any units of interest in any of the Accounts.

                               VALUATION OF ASSETS

The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

                              NET INVESTMENT FACTOR

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an investment alternative from one Valuation Period to the next. The net investment factor is determined by dividing (a) by (b) and adding (c) to the result where:

       (a) is the net result of the Valuation Period's investment income (including, in the case of assets invested in an underlying mutual fund, distributions whose ex-dividend date occurs during the Valuation Period), PLUS capital gains and losses (whether realized or unrealized), LESS any deduction for applicable taxes (presently zero);

       (b) is the value of the assets at the beginning of the Valuation Period (or, in the case of assets invested in an underlying mutual fund, value is based on the net asset value of the mutual fund);

       (c) is the net result of 1.000, LESS the Valuation Period deduction for the insurance charge, LESS the applicable deduction for the investment advisory fee (the deduction for the investment advisory fee is not applicable in the case of assets invested in an Underlying Fund, since the fee is reflected in the net asset value of the fund).

             The net investment factor may be more or less than one.

ACCUMULATION UNIT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the business day just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($42,000 for 2005). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($14,000 in 2005).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

    1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

                   (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

                   (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

                   (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

                   (d)    the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                       THE BOARD OF MANAGERS AND OFFICERS

The investments and administration of each of the Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers of Accounts GIS, QB and MM are elected annually by those Contract Owners participating in the Accounts and serve until they resign or until their successors are duly elected and qualified. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS          POSITION(S)    TERM OF      PRINCIPAL OCCUPATION DURING LAST      NUMBER OF        OTHER
  AND AGE               HELD WITH   OFFICE AND                FIVE YEARS                PORTFOLIOS       PUBLIC
                          FUND       LENGTH OF                                            IN FUND        COMPANY
                                    TIME SERVED                                           COMPLEX     DIRECTORSHIPS
                                                                                        OVERSEEN BY      HELD BY
                                                                                         DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------
Elizabeth M. Forget*   Chairman     Since July   President, Met Investors Advisory          66            None
260 Madison Ave.       of the       2005         LLC (2000 to present); Executive
11th Floor New York,   Board of                  Vice President (2000 to present)
NY                     Managers,                 and Chief Marketing Officer (2003
Age 38                 Chief                     to present), MetLife Investors
                       Executive                 Group, Inc; President, TAMIC (July
                       Officer                   2005 - present); Senior Vice
                       and                       President, Equitable Distributors,
                       President                 Inc. and Vice President, Equitable
                                                 Life Assurance Society of the
                                                 United States (1996 to 2000).
--------------------------------------------------------------------------------------------------------------------
Paul Cellupica         Secretary    Since July   Chief Counsel, Securities Products         N/A       N/A
MetLife, Inc.          and Chief    2005         and Regulation, MetLife Inc. (2004
One MetLife Plaza      Legal                     - present); Vice President and
27-01 Queens Plaza     Officer                   Chief Legal Officer, TAMIC (July
North                                            2005 - present); Assistant
Long Island City, NY                             Director, Division of Investment
11101                                            Management, U.S. Securities and
Age 41                                           Exchange Commission (2001-2003),
                                                 Senior Special Counsel, Division of
                                                 Investment Management, Securities
                                                 and Exchange Commission
                                                 (2000-2001).
--------------------------------------------------------------------------------------------------------------------
Jack P. Huntington      Assistant   Since July   Counsel, MetLife, Inc.                     N/A       N/A
MetLife, Inc.           Secretary   2005         (2004-present); Counsel and
501 Boylston Street                              Assistant Secretary, MetLife
Boston, MA 02116                                 Advisers, LLC, Metropolitan Series
Age: 34                                          Fund, Inc. and Metropolitan Series
                                                 Fund II (2004-present); Director
                                                 and Associate Counsel, PFPC, Inc.
                                                 (2003-2004); Associate, Dechert LLP
                                                 (law firm) (2000-2003)
--------------------------------------------------------------------------------------------------------------------
Alan C. Leland, Jr.    Principal    Since July   Treasurer and Chief Financial              N/A            N/A
MetLife Advisers LLC   Accounting   2005         Officer; MetLife Advisers, LLC and
501 Boylston Street    Officer                   Vice President, MetLife, Inc. (1993
Boston, MA 02116                                 - present); Assistant Treasurer,
Age 53                                           TAMIC (July 2005 - present).
--------------------------------------------------------------------------------------------------------------------
Leonard Bakal          Chief        Since July   Senior Vice President and Chief            N/A            N/A
Metropolitan Life      Compliance   2005         Compliance Officer, MetLife
Insurance  Company     Officer                   Advisers, LLC; Vice President,
One MetLife Plaza                                Compliance Director and Money
27-01 Queens Plaza                               Laundering Compliance Officer,
North                                            MetLife, Inc.; Vice President and
Long Island City, NY                             Compliance Director, MetLife
11101                                            Securities, Inc; Chief Compliance
Age 60                                           Officer, TAMIC.
--------------------------------------------------------------------------------------------------------------------

INDEPENDENT MANAGERS
--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS          POSITION(S)   TERM OF       PRINCIPAL OCCUPATION DURING LAST     NUMBER OF         OTHER
  AND AGE               HELD WITH    OFFICE AND                FIVE YEARS                PORTFOLIOS    DIRECTORSHIPS
                           FUND      LENGTH OF                                            IN FUND         HELD BY
                                    TIME SERVED                                           COMPLEX        DIRECTOR
                                                                                        OVERSEEN BY
                                                                                          DIRECTOR
--------------------------------------------------------------------------------------------------------------------
Robert E. McGill, III   Manager     Since 1974    Retired manufacturing executive.           11            None
295 Hancock Street                                Director (1983-1995), Executive
Williamstown, MA                                  Vice President (1989-1994) and
Age 74                                            Senior Vice President, Finance and
                                                  Administration (1983-1989),
                                                  The Dexter Corporation
                                                  (manufacturer of specialty
                                                  chemicals and materials); Vice
                                                  Chairman (1990-1992), Director
                                                  (1983-1995), Life
                                                  Technologies, Inc. (life
                                                  science/biotechnology
                                                  products); Director,
                                                  (1994-1999), The Connecticut
                                                  Surety Corporation
                                                  (insurance); Director
                                                  (1995-2000), Chemfab
                                                  Corporation (specialty
                                                  materials manufacturer);
                                                  Director (1999-2001),
                                                  Ravenwood Winery, Inc.;
                                                  Director (1999-2003), Lydall
                                                  Inc. (manufacturer of fiber
                                                  materials); Member, Board of
                                                  Managers (1974-present), six
                                                  Variable Annuity Separate
                                                  Accounts of The Travelers
                                                  Insurance Company+; Trustee
                                                  (1990-present), five Mutual
                                                  Funds sponsored by The
                                                  Travelers Insurance Company.++
--------------------------------------------------------------------------------------------------------------------
Lewis Mandell           Manager     Since 1990    Professor of Finance and Managerial        11       Director
160 Jacobs Halls                                  Economics, University at Buffalo                    (2000-present),
Buffalo, NY                                       since 1998. Dean, School of                         Delaware
Age 62                                            Management (1998-2001), University                  North Corp.
                                                  at Buffalo; Dean, College of                        (hospitality
                                                  Business Administration                             business)
                                                  (1995-1998), Marquette University;
                                                  Professor of Finance (1980-1995)
                                                  and Associate Dean (1993-1995),
                                                  School of Business Administration,
                                                  and Director, Center for Research
                                                  and Development in Financial
                                                  Services (1980-1995), University of
                                                  Connecticut; Member, Board of
                                                  Managers (1990-present), six
                                                  Variable Annuity Separate Accounts
                                                  of The Travelers Insurance
                                                  Company+; Trustee (1990-present),
                                                  five Mutual Funds sponsored by The
                                                  Travelers Insurance Company.++
--------------------------------------------------------------------------------------------------------------------
Frances M. Hawk,         Manager     Since 1991   Private Investor, (1997-present);          11            None
  CFA, CFP                                        Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                              Management Company, Inc.
Downingtown, PA                                   (investment management); Assistant
Age 57                                            Treasurer, Pensions and Benefits.
                                                  Management (1989-1992), United
                                                  Technologies Corporation
                                                  (broad-based designer and
                                                  manufacturer of high
                                                  technology products); Member,
                                                  Board of Managers
                                                  (1991-present), six Variable
                                                  Annuity Separate Accounts of
                                                  The Travelers Insurance
                                                  Company+; Trustee
                                                  (1991-present), five Mutual
                                                  Funds sponsored by The
                                                  Travelers Insurance Company.++
--------------------------------------------------------------------------------------------------------------------

 * Ms. Forget is an "interested person" by virtue of her position as President of TAMIC. These six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

*

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Accounts, as well as other expenses for services related to the operations of the Accounts, for which it deducts certain amounts from purchase payments and from the Accounts.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Nominating and Administration Committee will consider nominee recommendations by Contract Owners. Such recommendations should be submitted in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met two times. The Audit Committee reviews the scope and results of the Fund's annual audits with the Fund's independent accountants and recommends the engagement of the accountants. For the year ended December 31, 2004, the Audit Committee met one time. For the year ended December 31, 2004, the members of the Nominating and Audit Committees were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Members of the Board who are also officers or employees of MetLife or its subsidiaries are not entitled to any fee for their services to the Accounts. Effective May 1, 2005, the Independent Managers receive an annual retainer of $36,000 for service on the Boards of the five mutual funds sponsored by TIC and the Accounts. They also receive a fee of $3,000 for each in-person meeting of such Boards attended and $750 for each telephonic meeting. The Chair of the Audit Committee receives an additional annual fee of $5,000, the Chair of the Nominating and Administration Committee receives an additional fee of $3,000, and the lead Independent Manager receives an additional fee of $10,000. Board Members with 10 years of service may agree to provide services as an emeritus manager at age 72. Upon reaching 80 years of age, a Manager must elect status as an emeritus manager. An emeritus manager will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. Compensation for the Independent Managers is paid by TIC, and not by the Accounts.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Travelers Distribution LLC ("TDLLC") serves as principal underwriter for Fund U and each Separate Account. The offering is continuous. TDLLC's principal executive offices are located at P.O. Box 990026, Hartford, Connecticut. TDLLC is affiliated with the Company and Fund U and each Separate Account.

Under the terms of the Distribution and Principal Underwriting Agreement among Fund U and each Separate Account, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

----------------------------------------------------------------------------------------------------------------
                                       UNDERWRITING COMMISSIONS PAID TO     AMOUNT OF UNDERWRITING COMMISSIONS
YEAR                                         TDLLC BY THE COMPANY                   RETAINED BY TDLLC
----------------------------------------------------------------------------------------------------------------
2004                                               $132,410                                 $0
----------------------------------------------------------------------------------------------------------------

2003                                                $73,223                                 $0
----------------------------------------------------------------------------------------------------------------

2002                                                $88,393                                 $0
----------------------------------------------------------------------------------------------------------------


                             ADMINISTRATIVE SERVICES

Under the terms of an Administrative Services Agreement and Agreement to Provide Guarantees (formerly the Distribution and Management Agreement) between each Separate Account and the Company, the Company provides or arranges for all administrative services and provides mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Administrative Services Agreement and Agreement to Provide Guarantees:


-------------------------------------------------------------------------------
SEPARATE ACCOUNT         2004                2003                    2002
-------------------------------------------------------------------------------
      GIS             $6,658,479         $6,417,236               $7,430,006
-------------------------------------------------------------------------------
       QB             $1,382,522         $1,496,126               $1,582,350
-------------------------------------------------------------------------------
       MM             $1,068,903         $1,566,496               $2,085,552
-------------------------------------------------------------------------------
       U             $69,158,237        $65,448,164              $69,225,672
-------------------------------------------------------------------------------

                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is currently the custodian of the portfolio securities and similar investments of Accounts GIS, QB and MM. As of September 1, 2005, it is expected that, State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111 ("State Street") will be the custodian for the Accounts. In addition to custody services, State Street will provide certain account services to the Accounts, including daily market valuation of the Account's portfolio securities.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

An Annual Report for each of Accounts GIS, QB and MM has been filed with the Securities and Exchange Commission. The Annual Reports are incorporated by reference into this Statement of Additional Information and copies of each Annual Report must accompany this Statement of Additional Information. Each Account's Annual Report contains audited financial statements for each Account's latest fiscal year.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Accounts GIS, QB, and MM as of December 31, 2004, and for each of the years in the two-year period ended December 31, 2004, included in the Annual Reports (for each) have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, and the financial statements of The Travelers Fund U for Variable Annuities as of December 31, 2004, and for each of the years in the two-year period ended December 31, 2004, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Insurance Company and subsidiaries refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, for variable interest entities in 2003, and for goodwill and intangible assets in 2002.

KPMG LLP is not independent of MetLife, Inc., so, as of July 1, 2005, it no longer serves as the independent registered public accounting firm for the Accounts. Deloitte & Touche LLP has been retained as the independent registered public accounting firm for Accounts GIS, QB, and MM.

                      PROXY VOTING POLICIES AND PROCEDURES


Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the adviser or the subadviser, as appropriate. This appendix includes the policies and procedures, the adviser or subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from an adviser or subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368, and (2) on the SEC's website at www.sec.gov.

SABAM AND TIMCO PROXY VOTING POLICIES AND PROCEDURES

SaBAM and TIMCO are affiliates of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of

CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ANNUAL REPORT
DECEMBER 31, 2004








           THE TRAVELERS FUND U
           FOR VARIABLE ANNUITIES








[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                           CAPITAL APPRECIATION  DREYFUS STOCK INDEX    HIGH YIELD BOND
                                                    FUND        FUND - INITIAL SHARES        TRUST          MANAGED ASSETS TRUST
                                           -------------------- --------------------- --------------------  --------------------

ASSETS:
  Investments at market value:              $      549,165,778    $      438,544,355   $       47,378,590    $      218,262,350
                                           --------------------  -------------------- --------------------  --------------------

       Total Assets .....................          549,165,778           438,544,355           47,378,590           218,262,350
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

       Total Liabilities ................                   --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                 $      549,165,778    $      438,544,355   $       47,378,590    $      218,262,350
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                            ALLIANCEBERNSTEIN       CITISTREET             CITISTREET         CITISTREET LARGE
                                              PREMIER GROWTH        DIVERSIFIED       INTERNATIONAL STOCK   COMPANY STOCK FUND -
                                           PORTFOLIO - CLASS B   BOND FUND - CLASS I     FUND - CLASS I            CLASS I
                                           --------------------  -------------------- --------------------  --------------------
ASSETS:
  Investments at market value:              $        2,825,230    $      353,096,384   $      225,109,886    $      352,169,265
                                           --------------------  -------------------- --------------------  --------------------

       Total Assets .....................            2,825,230           353,096,384          225,109,886           352,169,265
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

       Total Liabilities ................                   --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                 $        2,825,230    $      353,096,384   $      225,109,886    $      352,169,265
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                              DREYFUS VARIABLE
                                             INVESTMENT FUND -
  CITISTREET SMALL      DELAWARE VIP REIT    DEVELOPING LEADERS    FRANKLIN SMALL CAP      MUTUAL SHARES     TEMPLETON DEVELOPING
COMPANY STOCK FUND -    SERIES - STANDARD    PORTFOLIO - INITIAL         FUND -          SECURITIES FUND -    MARKETS SECURITIES
      CLASS I                  CLASS                SHARES           CLASS 2 SHARES        CLASS 2 SHARES    FUND - CLASS 2 SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- ---------------------

 $       220,448,789    $       18,264,384    $      65,097,190    $        3,890,178    $        4,984,574   $        1,040,650
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

         220,448,789            18,264,384           65,097,190             3,890,178             4,984,574            1,040,650
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $       220,448,789    $       18,264,384    $      65,097,190    $        3,890,178    $        4,984,574   $        1,040,650
=====================  ====================  ===================  ====================  ==================== ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                            TEMPLETON FOREIGN     TEMPLETON GLOBAL     TEMPLETON GROWTH
                                            SECURITIES FUND -     ASSET ALLOCATION     SECURITIES FUND -       APPRECIATION
                                              CLASS 2 SHARES    FUND - CLASS 1 SHARES    CLASS 1 SHARES          PORTFOLIO
                                           -------------------- --------------------- --------------------  --------------------
ASSETS:
  Investments at market value:              $        1,193,254    $      167,292,302   $      327,448,200    $        5,749,198
                                           --------------------  -------------------- --------------------  --------------------

       Total Assets .....................            1,193,254           167,292,302          327,448,200             5,749,198
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

       Total Liabilities ................                   --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                 $        1,193,254    $      167,292,302   $      327,448,200    $        5,749,198
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                              PUTNAM VT
                          INTERNATIONAL                              TOTAL RETURN       INTERNATIONAL EQUITY  PUTNAM VT SMALL CAP
  FUNDAMENTAL VALUE    GROWTH PORTFOLIO -     LAZARD RETIREMENT       PORTFOLIO -          FUND - CLASS IB       VALUE FUND -
      PORTFOLIO           SERVICE SHARES     SMALL CAP PORTFOLIO  ADMINISTRATIVE CLASS          SHARES         CLASS IB SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $        40,803,312    $        5,107,812    $       6,154,358    $        6,157,719    $        3,932,325   $       54,535,680
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

          40,803,312             5,107,812            6,154,358             6,157,719             3,932,325           54,535,680
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $        40,803,312    $        5,107,812    $       6,154,358    $        6,157,719    $        3,932,325   $       54,535,680
=====================  ====================  ===================  ====================  ==================== ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                              ALL CAP FUND -        INVESTORS FUND      SMALL CAP GROWTH    DISCIPLINED MID CAP
                                                  CLASS I              - CLASS I         FUND - CLASS I       STOCK PORTFOLIO
                                           --------------------  -------------------- --------------------  --------------------
ASSETS:
  Investments at market value:              $       27,216,723    $        6,842,922   $        6,684,705    $       51,518,456
                                           --------------------  -------------------- --------------------  --------------------

       Total Assets .....................           27,216,723             6,842,922            6,684,705            51,518,456
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

       Total Liabilities ................                   --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                 $       27,216,723    $        6,842,922   $        6,684,705    $       51,518,456
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

LAZARD INTERNATIONAL    MFS MID CAP GROWTH                            PIONEER FUND        SOCIAL AWARENESS     U.S. GOVERNMENT
   STOCK PORTFOLIO           PORTFOLIO       MFS VALUE PORTFOLIO        PORTFOLIO          STOCK PORTFOLIO   SECURITIES PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $           511,346    $        7,644,246    $       1,220,984    $       17,225,109    $       38,036,197   $       79,542,112
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             511,346             7,644,246            1,220,984            17,225,109            38,036,197           79,542,112
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $           511,346    $        7,644,246    $       1,220,984    $       17,225,109    $       38,036,197   $       79,542,112
=====================  ====================  ===================  ====================  ==================== ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                        SALOMON BROTHERS
                                                                                        STRATEGIC TOTAL      SB ADJUSTABLE RATE
                                             MFS TOTAL RETURN     PIONEER STRATEGIC       RETURN BOND        INCOME PORTFOLIO -
                                                 PORTFOLIO        INCOME PORTFOLIO         PORTFOLIO           CLASS I SHARES
                                           --------------------  -------------------- --------------------  --------------------
ASSETS:
  Investments at market value:              $      103,455,574    $          380,110   $          964,066    $          320,013
                                           --------------------  -------------------- --------------------  --------------------

       Total Assets .....................          103,455,574               380,110              964,066               320,013
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

        Total Liabilities ...............                   --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                 $      103,455,574    $          380,110   $          964,066    $          320,013
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

    SMITH BARNEY           SMITH BARNEY                            SMITH BARNEY LARGE
 AGGRESSIVE GROWTH      INTERNATIONAL ALL    SMITH BARNEY LARGE      CAPITALIZATION       STRATEGIC EQUITY   COMSTOCK PORTFOLIO -
      PORTFOLIO        CAP GROWTH PORTFOLIO  CAP VALUE PORTFOLIO    GROWTH PORTFOLIO          PORTFOLIO        CLASS II SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $        53,798,973    $       19,844,353    $      24,601,998    $       19,371,308    $       78,552,768   $        4,736,725
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

          53,798,973            19,844,353           24,601,998            19,371,308            78,552,768            4,736,725
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $        53,798,973    $       19,844,353    $      24,601,998    $       19,371,308    $       78,552,768   $        4,736,725
=====================  ====================  ===================  ====================  ==================== ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                              EQUITY - INCOME                             HIGH INCOME          ASSET MANAGER
                                                PORTFOLIO -       GROWTH PORTFOLIO -      PORTFOLIO -           PORTFOLIO -
                                               INITIAL CLASS         INITIAL CLASS       INITIAL CLASS         INITIAL CLASS
                                           --------------------  -------------------- --------------------  --------------------
ASSETS:
  Investments at market value:              $      366,570,047    $      525,048,414   $       43,284,644    $      230,701,530
                                           --------------------  -------------------- --------------------  --------------------

       Total Assets .....................          366,570,047           525,048,414           43,284,644           230,701,530
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

       Total Liabilities ................                   --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                 $      366,570,047    $      525,048,414   $       43,284,644    $      230,701,530
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004


    CONTRAFUND(R)
 PORTFOLIO - SERVICE   MID CAP PORTFOLIO -
       CLASS 2           SERVICE CLASS 2           COMBINED
---------------------  --------------------  -------------------

 $        14,397,284    $       41,509,763    $   4,882,632,133
---------------------  --------------------  -------------------

          14,397,284            41,509,763        4,882,632,133
---------------------  --------------------  -------------------




                  --                    --                   --
---------------------  --------------------  -------------------

 $        14,397,284    $       41,509,763    $   4,882,632,133
=====================  ====================  ===================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                           CAPITAL APPRECIATION  DREYFUS STOCK INDEX    HIGH YIELD BOND
                                                   FUND         FUND - INITIAL SHARES        TRUST          MANAGED ASSETS TRUST
                                           -------------------- --------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .............................   $               --    $        7,556,269   $        3,105,128    $        4,971,967
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .....................            6,270,481             5,228,837              571,774             2,688,138
                                           --------------------  -------------------- --------------------  --------------------

       Net investment income (loss) .....           (6,270,481)            2,327,432            2,533,354             2,283,829
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ..........                   --                    --               30,712             1,801,615
    Realized gain (loss) on sale of
      investments .......................           (1,302,039)            2,630,699              550,947               825,926
                                           --------------------  -------------------- --------------------  --------------------

       Realized gain (loss)                         (1,302,039)            2,630,699              581,659             2,627,541
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ....................           92,799,626            32,334,118              122,150            11,709,301
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in net assets
    resulting from operations ...........   $       85,227,106    $       37,292,249   $        3,237,163    $       16,620,671
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

  ALLIANCEBERNSTEIN        CITISTREET            CITISTREET         CITISTREET LARGE      CITISTREET SMALL    DELAWARE VIP REIT
   PREMIER GROWTH          DIVERSIFIED       INTERNATIONAL STOCK  COMPANY STOCK FUND -  COMPANY STOCK FUND -  SERIES - STANDARD
 PORTFOLIO - CLASS B   BOND FUND - CLASS I     FUND - CLASS I            CLASS I              CLASS I               CLASS
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $                --    $       11,635,078    $       2,855,659    $        2,791,485    $          226,404   $          200,202
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              29,731             4,327,747            2,662,400             4,184,797             2,616,256              132,906
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             (29,731)            7,307,331              193,259            (1,393,312)           (2,389,852)              67,296
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --                   --                    --                    --              207,438
              10,752             1,896,835           (1,506,711)           (6,152,464)              791,476               20,838
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              10,752             1,896,835           (1,506,711)           (6,152,464)              791,476              228,276
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


             209,266             2,181,743           28,395,262            35,732,055            28,366,773            2,735,336
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



 $           190,287    $       11,385,909    $      27,081,810    $       28,186,279    $       26,768,397   $        3,030,908
=====================  ====================  ===================  ====================  ==================== ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                            DREYFUS VARIABLE
                                            INVESTMENT FUND -
                                            DEVELOPING LEADERS    FRANKLIN SMALL CAP     MUTUAL SHARES      TEMPLETON DEVELOPING
                                           PORTFOLIO - INITIAL          FUND -         SECURITIES FUND -     MARKETS SECURITIES
                                                  SHARES            CLASS 2 SHARES       CLASS 2 SHARES     FUND - CLASS 2 SHARES
                                           --------------------  -------------------- --------------------  ---------------------
INVESTMENT INCOME:
  Dividends .............................   $          123,649    $               --   $           27,846    $              411
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .....................              760,299                40,464               42,927                 1,936
                                           --------------------  -------------------- --------------------  --------------------

       Net investment income (loss) .....             (636,650)              (40,464)             (15,081)               (1,525)
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ..........                   --                    --                   --                    --
    Realized gain (loss) on sale of
      investments .......................             (298,942)               84,716               56,595                 3,652
                                           --------------------  -------------------- --------------------  --------------------

       Realized gain (loss) .............             (298,942)               84,716               56,595                 3,652
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ....................            6,678,243               280,635              375,168                86,459
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in net assets
    resulting from operations ...........   $        5,742,651    $          324,887   $          416,682    $           88,586
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

  TEMPLETON FOREIGN    TEMPLETON GLOBAL       TEMPLETON GROWTH                                               INTERNATIONAL GROWTH
  SECURITIES FUND -    ASSET ALLOCATION       SECURITIES FUND -       APPRECIATION       FUNDAMENTAL VALUE   PORTFOLIO - SERVICE
    CLASS 2 SHARES    FUND - CLASS 1 SHARES    CLASS 1 SHARES           PORTFOLIO             PORTFOLIO             SHARES
--------------------- ---------------------  -------------------  --------------------  -------------------- --------------------

 $               184    $        4,651,545    $       3,856,131    $           60,883    $          258,714   $           37,521
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


               3,023             1,947,211            3,807,761                54,036               448,613               51,304
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              (2,839)            2,704,334               48,370                 6,847              (189,899)             (13,783)
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --                   --                    --               917,291                   --
               5,071               708,375           (2,111,521)               34,655               126,799               15,668
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

               5,071               708,375           (2,111,521)               34,655             1,044,090               15,668
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              99,335            17,914,343           44,886,416               307,394             1,534,643              581,180
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



 $           101,567    $       21,327,052    $      42,823,265    $          348,896    $        2,388,834   $          583,065
=====================  ====================  ===================  ====================  ==================== ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                     TOTAL RETURN           PUTNAM VT
                                                                     PORTFOLIO -      INTERNATIONAL EQUITY   PUTNAM VT SMALL CAP
                                            LAZARD RETIREMENT       ADMINISTRATIVE       FUND - CLASS IB        VALUE FUND -
                                           SMALL CAP PORTFOLIO           CLASS                SHARES           CLASS IB SHARES
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .............................   $               --    $           85,575   $           45,278    $          140,672
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .....................               55,501                55,775               41,463               529,979
                                           --------------------  -------------------- --------------------  --------------------

       Net investment income (loss) .....              (55,501)               29,800                3,815              (389,307)
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ..........                   --                86,333                   --                    --
    Realized gain (loss) on sale of
      investments .......................               30,155                 3,282               87,677               740,661
                                           --------------------  -------------------- --------------------  --------------------

       Realized gain (loss) .............               30,155                89,615               87,677               740,661
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ....................              620,612                34,512              398,273             9,435,983
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in net assets
    resulting from operations ...........   $          595,266    $          153,927   $          489,765    $        9,787,337
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

   ALL CAP FUND -        INVESTORS FUND -     SMALL CAP GROWTH    DISCIPLINED MID CAP   LAZARD INTERNATIONAL  MFS MID CAP GROWTH
      CLASS I                CLASS I           FUND - CLASS I       STOCK PORTFOLIO        STOCK PORTFOLIO        PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $           141,788    $           97,269    $              --    $          133,493    $            6,419   $               --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


             314,586                75,845               80,174               584,542                 1,305               90,879
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

            (172,798)               21,424              (80,174)             (451,049)                5,114              (90,879)
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --                   --             1,396,008                    --                    -
             138,336                66,240              131,945               509,723                    38              162,709
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             138,336                66,240              131,945             1,905,731                    38              162,709
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


           1,709,177               452,005              623,520             5,154,103                32,420              717,170
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



 $         1,674,715    $          539,669    $         675,291    $        6,608,785    $           37,572   $          789,000
=====================  ====================  ===================  ====================  ==================== ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                     PIONEER FUND       SOCIAL AWARENESS      U.S. GOVERNMENT
                                           MFS VALUE PORTFOLIO        PORTFOLIO          STOCK PORTFOLIO    SECURITIES PORTFOLIO
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .............................   $           12,338    $          150,181   $          272,534    $        3,486,436
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .....................                2,878               212,202              459,941             1,036,835
                                           --------------------  -------------------- --------------------  --------------------

       Net investment income (loss) .....                9,460               (62,021)            (187,407)            2,449,601
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ..........                9,457                    --                   --               151,896
    Realized gain (loss) on sale of
      investments .......................                2,015              (931,825)              72,492                87,322
                                           --------------------  -------------------- --------------------  --------------------

       Realized gain (loss) .............               11,472              (931,825)              72,492               239,218
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ....................               53,569             2,565,470            1,829,322             1,143,487
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in net assets
    resulting from operations ...........   $           74,501    $        1,571,624   $        1,714,407    $        3,832,306
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                              SALOMON BROTHERS
                                               STRATEGIC TOTAL     SB ADJUSTABLE RATE      SMITH BARNEY         SMITH BARNEY
  MFS TOTAL RETURN      PIONEER STRATEGIC        RETURN BOND       INCOME PORTFOLIO -    AGGRESSIVE GROWTH    INTERNATIONAL ALL
      PORTFOLIO          INCOME PORTFOLIO         PORTFOLIO          CLASS I SHARES          PORTFOLIO       CAP GROWTH PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $         2,649,904    $           21,775    $          56,906    $            3,369    $               --   $          171,773
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


           1,180,547                   739               10,762                 2,623               586,494              229,575
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           1,469,357                21,036               46,144                   746              (586,494)             (57,802)
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



           2,702,389                    --                   --                    --               198,822                   --
             291,344                   802                6,615                   536               122,096              775,923
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           2,993,733                   802                6,615                   536               320,918              775,923
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


           4,814,933               (11,234)              (9,094)               (1,472)            4,146,679            2,114,323
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



 $         9,278,023    $           10,604    $          43,665    $             (190)   $        3,881,103   $        2,832,444
=====================  ====================  ===================  ====================  ==================== ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                  SMITH BARNEY LARGE
                                            SMITH BARNEY LARGE      CAPITALIZATION      STRATEGIC EQUITY    COMSTOCK PORTFOLIO -
                                            CAP VALUE PORTFOLIO    GROWTH PORTFOLIO         PORTFOLIO          CLASS II SHARES
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .............................   $          455,399    $           69,307   $        1,060,372    $           17,731
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .....................              300,846               242,085              954,777                34,893
                                           --------------------  -------------------- --------------------  --------------------

       Net investment income (loss) .....              154,553              (172,778)             105,595               (17,162)
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ..........                   --                    --                   --                    --
    Realized gain (loss) on sale of
      investments .......................             (157,391)              129,379           (3,639,387)               47,292
                                           --------------------  -------------------- --------------------  --------------------

       Realized gain (loss) .............             (157,391)              129,379           (3,639,387)               47,292
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ....................            2,118,217              (383,772)           9,966,577               455,007
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in net assets
    resulting from operations ...........   $        2,115,379    $         (427,171)  $        6,432,785    $          485,137
                                           ====================  ==================== ====================  ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

   EQUITY - INCOME                               HIGH INCOME         ASSET MANAGER         CONTRAFUND(R)
     PORTFOLIO -        GROWTH PORTFOLIO -       PORTFOLIO -          PORTFOLIO -       PORTFOLIO - SERVICE   MID CAP PORTFOLIO -
    INITIAL CLASS         INITIAL CLASS         INITIAL CLASS        INITIAL CLASS            CLASS 2           SERVICE CLASS 2
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

 $         5,486,670    $        1,447,949    $       3,541,558    $        6,639,426    $            9,403   $               --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


           4,402,955             6,710,362              534,868             2,971,097                99,928              331,991
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           1,083,715            (5,262,413)           3,006,690             3,668,329               (90,525)            (331,991)
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



           1,310,705                    --                   --                    --                    --                   --
           4,121,487            (5,233,309)          (1,976,067)           (1,826,767)              145,129              139,281
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           5,432,192            (5,233,309)          (1,976,067)           (1,826,767)              145,129              139,281
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


          27,673,620            20,322,851            2,358,654             7,415,961             1,259,629            6,717,033
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



 $        34,189,527    $        9,827,129    $       3,389,277    $        9,257,523    $        1,314,233   $        6,524,323
=====================  ====================  ===================  ====================  ==================== ====================



                        See Notes to Financial Statements

                                          THE TRAVELERS FUND U
                                         FOR VARIABLE ANNUITIES

                                   STATEMENT OF OPERATIONS - CONTINUED
                                  FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 COMBINED
                                           --------------------
INVESTMENT INCOME:
  Dividends .............................   $       68,562,601
                                           --------------------

EXPENSES:
  Insurance charges .....................           58,007,088
                                           --------------------

Net investment income (loss) ............           10,555,513
                                           --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ..........            8,812,666
    Realized gain (loss) on sale of
      investments .......................           (9,560,940)
                                           --------------------

       Realized gain (loss) .............             (748,274)
                                           --------------------

    Change in unrealized gain (loss)
      on investments ....................          421,056,981
                                           --------------------


  Net increase (decrease) in net assets
    resulting from operations ...........   $      430,864,220
                                           ====================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                       DREYFUS STOCK INDEX FUND -
                                                  CAPITAL APPRECIATION FUND                  INITIAL SHARES
                                           --------------------------------------  -----------------------------------
                                                  2004               2003                2004              2003
                                                  ----               ----                ----              ----
OPERATIONS:
  Net investment income (loss) ...........  $      (6,270,481)  $     (5,617,111)   $     2,327,432   $       899,385
  Realized gain (loss) ...................         (1,302,039)       (13,188,908)         2,630,699        (1,759,837)
  Change in unrealized gain (loss)
    on investments .......................         92,799,626        119,132,374         32,334,118        89,220,745
                                           ------------------- ------------------  ----------------- -----------------

  Net increase (decrease) in net assets
    resulting from operations ............         85,227,106        100,326,355         37,292,249        88,360,293
                                           ------------------- ------------------  ----------------- -----------------

UNIT TRANSACTIONS:
  Participant purchase payments ..........         34,943,496         43,766,608         38,883,961        37,993,225
  Participant transfers from other
    funding options ......................         10,881,886         17,101,282         23,124,311        31,832,615
  Administrative and asset allocation
    charges ..............................           (737,959)          (829,331)          (623,154)         (667,651)
  Contract surrenders ....................        (51,764,705)       (54,974,537)       (44,105,385)      (40,801,786)
  Participant transfers to other
    funding options ......................        (38,687,237)       (53,108,161)       (31,749,062)      (36,601,518)
  Other payments to participants .........           (928,345)        (1,161,522)        (1,141,818)         (979,103)
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...        (46,292,864)       (49,205,661)       (15,611,147)       (9,224,218)
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net
      assets .............................         38,934,242         51,120,694         21,681,102        79,136,075


NET ASSETS:
    Beginning of year ....................        510,231,536        459,110,842        416,863,253       337,727,178
                                           ------------------- ------------------  ----------------- -----------------

    End of year ..........................  $     549,165,778   $    510,231,536    $   438,544,355   $   416,863,253
                                           =================== ==================  ================= =================



    HIGH YIELD BOND TRUST
------------------------------
     2004           2003
     ----           ----


 $   2,533,354   $  2,712,585
       581,659        134,908

       122,150      6,619,277
--------------- --------------


     3,237,163      9,466,770
--------------- --------------



     3,917,043      3,465,937

     7,063,438     21,992,626

       (44,566)       (45,078)
    (4,880,708)    (4,862,642)

    (9,043,690)   (14,565,072)
       (95,734)       (18,538)
--------------- --------------


    (3,084,217)     5,967,233
--------------- --------------


       152,946     15,434,003




    47,225,644     31,791,641
--------------- --------------

 $  47,378,590   $ 47,225,644
=============== ==============



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                     ALLIANCEBERNSTEIN PREMIER GROWTH
                                                    MANAGED ASSETS TRUST                   PORTFOLIO - CLASS B
                                           --------------------------------------  -----------------------------------
                                                  2004               2003                2004              2003
                                                  ----               ----                ----              ----
OPERATIONS:
  Net investment income (loss) ...........  $       2,283,829   $      2,673,493    $       (29,731)  $       (19,311)
  Realized gain (loss) ...................          2,627,541         (1,976,258)            10,752          (160,114)
  Change in unrealized gain (loss)
    on investments .......................         11,709,301         36,878,964            209,266           472,517
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from operations ..........         16,620,671         37,576,199            190,287           293,092
                                           ------------------- ------------------  ----------------- -----------------

UNIT TRANSACTIONS:
  Participant purchase payments ..........          9,837,908         10,908,432            626,398           423,841
  Participant transfers from other
    funding options ......................          7,175,250          7,137,780            774,737           850,045
  Administrative and asset allocation
    charges ..............................           (218,585)          (235,269)            (3,902)           (2,786)
  Contract surrenders ....................        (22,553,969)       (20,800,662)          (154,200)         (370,590)
  Participant transfers to other
    funding options ......................        (11,145,609)        (8,224,347)          (648,498)         (645,571)
  Other payments to participants .........           (492,222)          (533,611)                --            (1,387)
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...        (17,397,227)       (11,747,677)           594,535           253,552
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net
      assets .............................           (776,556)        25,828,522            784,822           546,644


NET ASSETS:
    Beginning of year ....................        219,038,906        193,210,384          2,040,408         1,493,764
                                           ------------------- ------------------  ----------------- -----------------

    End of year ..........................  $     218,262,350   $    219,038,906    $     2,825,230   $     2,040,408
                                           =================== ==================  ================= =================



 CITISTREET DIVERSIFIED BOND FUND -
             CLASS I
------------------------------------
      2004              2003
      ----              ----


 $     7,307,331   $      9,340,843
       1,896,835          5,164,306

       2,181,743           (272,593)
----------------- ------------------


      11,385,909         14,232,556
----------------- ------------------



      41,358,771         44,871,812

      33,597,493         32,324,111

      (3,885,673)        (3,771,518)
     (42,106,987)       (52,251,436)

     (19,575,733)       (58,431,322)
        (733,969)          (841,569)
----------------- ------------------


       8,653,902        (38,099,922)
----------------- ------------------


      20,039,811        (23,867,366)




     333,056,573        356,923,939
----------------- ------------------

 $   353,096,384   $    333,056,573
================= ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

    CITISTREET INTERNATIONAL STOCK         CITISTREET LARGE COMPANY STOCK       CITISTREET SMALL COMPANY STOCK
            FUND - CLASS I                         FUND - CLASS I                       FUND - CLASS I
--------------------------------------  ------------------------------------ -------------------------------------
       2004                2003               2004              2003               2004                2003
       ----                ----               ----              ----               ----                ----

 $          193,259   $      (923,928)   $    (1,393,312)  $     (1,611,528)  $     (2,389,852)   $    (1,965,944)
         (1,506,711)      (25,446,031)        (6,152,464)       (11,890,897)           791,476         (4,147,917)

         28,395,262        76,999,753         35,732,055         84,764,879         28,366,773         69,806,980
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


         27,081,810        50,629,794         28,186,279         71,262,454         26,768,397         63,693,119
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


         21,874,133        24,993,925         36,581,688         38,040,222         18,734,386         18,065,342

         11,207,040        51,401,236         11,159,371         34,878,907          9,328,117         33,438,373

         (2,382,236)       (2,326,409)        (3,912,414)        (3,562,901)        (1,803,750)        (1,600,947)
        (24,994,720)      (30,217,245)       (39,631,888)       (44,809,587)       (25,046,681)       (25,194,519)

        (26,361,741)      (75,900,807)       (17,488,616)       (17,822,080)       (22,283,292)       (16,775,566)
           (333,485)         (314,052)          (618,259)          (430,011)          (410,041)          (239,053)
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


        (20,991,009)      (32,363,352)       (13,910,118)         6,294,550        (21,481,261)         7,693,630
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          6,090,801        18,266,442         14,276,161         77,557,004          5,287,136         71,386,749



        219,019,085       200,752,643        337,893,104        260,336,100        215,161,653        143,774,904

-------------------- -----------------  ----------------- ------------------ ------------------  -----------------

 $      225,109,886   $   219,019,085    $   352,169,265   $    337,893,104   $    220,448,789    $   215,161,653
==================== =================  ================= ================== ==================  =================



  DELAWARE VIP REIT SERIES -
        STANDARD CLASS
------------------------------
    2004            2003
    ----            ----

 $     67,296   $     (19,446)
      228,276           8,408

    2,735,336         535,793
-------------- ---------------


    3,030,908         524,755
-------------- ---------------


    2,576,522         428,307

   12,595,644       5,577,831

      (12,535)         (2,083)
     (822,878)       (124,316)

   (4,677,936)       (825,615)
       (2,926)         (1,294)
-------------- ---------------


    9,655,891       5,052,830
-------------- ---------------


   12,686,799       5,577,585



    5,577,585              --

-------------- ---------------

 $ 18,264,384   $   5,577,585
============== ===============



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                              DREYFUS VARIABLE INVESTMENT FUND
                                              - DEVELOPING LEADERS PORTFOLIO -      FRANKLIN SMALL CAP FUND - CLASS 2
                                                       INITIAL SHARES                            SHARES
                                           --------------------------------------  -----------------------------------
                                                  2004               2003                2004              2003
                                                  ----               ----                ----              ----
OPERATIONS:
  Net investment income (loss) ...........  $        (636,650)  $       (570,663)   $       (40,464)  $       (18,955)
  Realized gain (loss) ...................           (298,942)        (2,329,703)            84,716            40,341
  Change in unrealized gain (loss)
    on investments .......................          6,678,243         15,670,224            280,635           451,460
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from operations ..........          5,742,651         12,769,858            324,887           472,846
                                           ------------------- ------------------  ----------------- -----------------

UNIT TRANSACTIONS:
  Participant purchase payments ..........         10,055,228          8,851,695            733,576           424,486
  Participant transfers from other
    funding options ......................          5,895,124         10,140,415          1,424,539         2,231,371
  Administrative and asset allocation
    charges ..............................            (88,341)           (86,524)            (3,730)           (2,243)
  Contract surrenders ....................         (6,328,844)        (4,740,114)          (418,612)         (156,726)
  Participant transfers to other
    funding options ......................         (7,523,915)       (10,560,804)          (885,673)       (1,168,873)
  Other payments to participants .........            (23,960)           (69,493)                --                --
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...          1,985,292          3,535,175            850,100         1,328,015
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net
      assets .............................          7,727,943         16,305,033          1,174,987         1,800,861


NET ASSETS:
    Beginning of year ....................         57,369,247         41,064,214          2,715,191           914,330
                                           ------------------- ------------------  ----------------- -----------------

    End of year ..........................  $      65,097,190   $     57,369,247    $     3,890,178   $     2,715,191
                                           =================== ==================  ================= =================



   MUTUAL SHARES SECURITIES FUND -
           CLASS 2 SHARES
------------------------------------
      2004              2003
      ----              ----

 $       (15,081)  $         (5,142)
          56,595              2,557

         375,168            146,081
----------------- ------------------


         416,682            143,496
----------------- ------------------


         736,873             98,193

       3,460,156          1,697,855

          (3,122)              (598)
        (434,481)           (52,418)

        (976,040)          (101,955)
             (67)                --
----------------- ------------------


       2,783,319          1,641,077
----------------- ------------------


       3,200,001          1,784,573



       1,784,573                 --
----------------- ------------------

 $     4,984,574   $      1,784,573
================= ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

     TEMPLETON DEVELOPING MARKETS           TEMPLETON FOREIGN SECURITIES       TEMPLETON GLOBAL ASSET ALLOCATION
   SECURITIES FUND - CLASS 2 SHARES             FUND - CLASS 2 SHARES                FUND - CLASS 1 SHARES
--------------------------------------  ------------------------------------ -------------------------------------
       2004                2003               2004              2003               2004                2003
       ----                ----               ----              ----               ----                ----

 $           (1,525)  $            --    $        (2,839)  $             --   $      2,704,334    $     2,097,845
              3,652                --              5,071                 --            708,375         (2,371,806)

             86,459                --             99,335                 --         17,914,343         37,747,541
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


             88,586                --            101,567                 --         21,327,052         37,473,580
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


             59,316                --            166,469                 --          6,954,108          5,929,733

          1,059,229                --          1,071,199                 --          9,817,198          9,396,132

               (325)               --               (543)                --           (134,184)          (136,760)
            (28,487)               --             (8,861)                --        (19,755,631)       (17,379,404)

           (137,669)               --           (136,577)                --         (5,798,487)        (9,722,274)
                 --                --                  -                 --           (755,142)          (608,694)
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


            952,064                --          1,091,687                 --         (9,672,138)       (12,521,267)
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          1,040,650                --          1,193,254                 --         11,654,914         24,952,313



                 --                --                 --                 --        155,637,388        130,685,075
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------

 $        1,040,650   $            --     $    1,193,254   $             --   $    167,292,302    $   155,637,388
==================== =================  ================= ================== ==================  =================



      TEMPLETON GROWTH SECURITIES
         FUND - CLASS 1 SHARES
---------------------------------------
       2004                2003
       ----                ----

 $          48,370    $      1,138,040
        (2,111,521)        (12,331,040)

        44,886,416          84,183,393
-------------------  ------------------


        42,823,265          72,990,393
-------------------  ------------------


        16,750,188          15,233,492

        12,211,375          10,178,887

          (279,457)           (291,829)
       (33,143,691)        (33,563,757)

       (11,129,758)        (17,696,091)
          (684,981)           (670,873)
-------------------  ------------------


       (16,276,324)        (26,810,171)
-------------------  ------------------


        26,546,941          46,180,222



       300,901,259         254,721,037
-------------------  ------------------

 $     327,448,200    $    300,901,259
===================  ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                  APPRECIATION PORTFOLIO               FUNDAMENTAL VALUE PORTFOLIO
                                           --------------------------------------  -----------------------------------
                                                  2004               2003                2004              2003
                                                  ----               ----                ----              ----
OPERATIONS:
  Net investment income (loss) ...........  $           6,847   $         (3,913)   $      (189,899)  $      (105,956)
  Realized gain (loss) ...................             34,655             14,493          1,044,090          (152,362)
  Change in unrealized gain (loss)
    on investments .......................            307,394            387,117          1,534,643         7,185,410
                                           ------------------- ------------------  ----------------- -----------------

  Net increase (decrease) in net assets
    resulting from operations ............            348,896            397,697          2,388,834         6,927,092
                                           ------------------- ------------------  ----------------- -----------------

UNIT TRANSACTIONS:
  Participant purchase payments ..........          1,823,236            907,478          8,494,989         6,186,340
  Participant transfers from other
    funding options ......................          1,563,462          1,544,777          6,590,330         6,086,839
  Administrative and asset allocation
    charges ..............................             (8,251)            (4,028)           (51,940)          (40,939)
  Contract surrenders ....................           (412,820)          (166,293)        (3,215,110)       (1,607,531)
  Participant transfers to other
    funding options ......................           (570,908)          (416,215)        (3,584,679)       (2,891,144)
  Other payments to participants .........                 --                 --            (10,175)           (3,174)
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...          2,394,719          1,865,719          8,223,415         7,730,391
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net
      assets .............................          2,743,615          2,263,416         10,612,249        14,657,483


NET ASSETS:
      Beginning of year ..................          3,005,583            742,167         30,191,063        15,533,580
                                           ------------------- ------------------  ----------------- -----------------

      End of year ........................  $       5,749,198   $      3,005,583    $    40,803,312   $    30,191,063
                                           =================== ==================  ================= =================



  INTERNATIONAL GROWTH PORTFOLIO -
          SERVICE SHARES
------------------------------------
      2004              2003
      ----              ----

 $       (13,783)  $         (2,518)
          15,668            431,452

         581,180            221,622
----------------- ------------------


         583,065            650,556
----------------- ------------------


         731,915            573,778

       3,744,626         10,489,787

          (5,285)            (3,791)
        (330,506)          (164,023)

      (2,506,016)        (9,874,539)
              --                 --
----------------- ------------------


       1,634,734          1,021,212
----------------- ------------------


       2,217,799          1,671,768



       2,890,013          1,218,245
----------------- ------------------

 $     5,107,812   $      2,890,013
================= ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

     LAZARD RETIREMENT SMALL CAP             TOTAL RETURN PORTFOLIO -           PUTNAM VT INTERNATIONAL EQUITY
              PORTFOLIO                        ADMINISTRATIVE CLASS                 FUND - CLASS IB SHARES
--------------------------------------  ------------------------------------ -------------------------------------
       2004                2003               2004              2003               2004                2003
       ----                ----               ----              ----               ----                ----

 $          (55,501)  $        (7,526)   $        29,800   $         11,701   $          3,815    $       (11,991)
             30,155            10,625             89,615              6,534             87,677            423,027

            620,612           207,505             34,512            (11,970)           398,273            325,208
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


            595,266           210,604            153,927              6,265            489,765            736,244
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


            829,711           138,240          1,191,866            292,102            530,806            511,688

          3,841,195         2,639,029          4,328,884          3,129,988          1,275,478         18,129,810

             (3,430)             (726)            (4,701)            (1,282)            (3,986)            (3,385)
           (521,911)          (45,724)          (567,658)          (101,779)          (483,371)          (305,873)

         (1,121,810)         (406,018)        (1,371,404)          (898,489)        (1,058,194)       (17,825,459)
                (68)               --                 --                 --                 --               (979)
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          3,023,687         2,324,801          3,576,987          2,420,540            260,733            505,802
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          3,618,953         2,535,405          3,730,914          2,426,805            750,498          1,242,046



          2,535,405                --          2,426,805                 --          3,181,827          1,939,781
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------

 $        6,154,358   $     2,535,405    $     6,157,719   $      2,426,805   $      3,932,325    $     3,181,827
==================== =================  ================= ================== ==================  =================



     PUTNAM VT SMALL CAP VALUE FUND
            - CLASS IB SHARES
---------------------------------------
       2004                2003
       ----                ----

 $        (389,307)   $       (234,649)
           740,661            (277,554)

         9,435,983          10,853,335
-------------------  ------------------


         9,787,337          10,341,132
-------------------  ------------------


         6,098,863           4,804,588

        16,059,746          12,282,305

           (46,780)            (35,153)
        (4,326,414)         (2,135,981)

        (8,520,900)        (10,274,103)
            (7,602)            (18,497)
-------------------  ------------------


         9,256,913           4,623,159
-------------------  ------------------


        19,044,250          14,964,291



        35,491,430          20,527,139
-------------------  ------------------

 $      54,535,680    $     35,491,430
===================  ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                  ALL CAP FUND - CLASS I                INVESTORS FUND - CLASS I
                                           --------------------------------------  -----------------------------------
                                                  2004               2003                2004              2003
                                                  ----               ----                ----              ----
OPERATIONS:
  Net investment income (loss) ...........  $        (172,798)  $       (143,892)   $        21,424   $        15,777
  Realized gain (loss) ...................            138,336           (232,240)            66,240           (60,421)
  Change in unrealized gain (loss)
    on investments .......................          1,709,177          5,406,513            452,005         1,141,309
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from operations ..........          1,674,715          5,030,381            539,669         1,096,665
                                           ------------------- ------------------  ----------------- -----------------

UNIT TRANSACTIONS:
  Participant purchase payments ..........          4,910,461          4,195,440          1,273,814           953,023
  Participant transfers from other
    funding options ......................          3,145,862          5,359,162          1,066,947         1,179,568
  Administrative and asset allocation
    charges ..............................            (31,454)           (27,248)            (7,850)           (6,854)
  Contract surrenders ....................         (2,043,746)        (1,554,713)          (461,152)         (413,587)
  Participant transfers to other
    funding options ......................         (2,869,320)        (2,199,849)          (762,311)         (684,293)
  Other payments to participants .........             (6,042)            (3,699)                --                --
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...          3,105,761          5,769,093          1,109,448         1,027,857
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net
      assets .............................          4,780,476         10,799,474          1,649,117         2,124,522


NET ASSETS:
    Beginning of year ....................         22,436,247         11,636,773          5,193,805         3,069,283
                                           ------------------- ------------------  ----------------- -----------------

    End of year ..........................  $      27,216,723   $     22,436,247    $     6,842,922   $     5,193,805
                                           =================== ==================  ================= =================



  SMALL CAP GROWTH FUND - CLASS I
------------------------------------
      2004              2003
      ----              ----

 $       (80,174)  $        (22,352)
         131,945           (141,527)

         623,520            861,010
----------------- ------------------


         675,291            697,131
----------------- ------------------


       1,150,656            373,004

       3,463,106          4,930,480

          (6,312)            (2,872)
        (632,458)          (382,942)

      (3,044,814)        (1,471,170)
            (513)                --
----------------- ------------------


         929,665          3,446,500
----------------- ------------------


       1,604,956          4,143,631



       5,079,749            936,118
----------------- ------------------

 $     6,684,705   $      5,079,749
================= ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

 DISCIPLINED MID CAP STOCK PORTFOLIO    LAZARD INTERNATIONAL STOCK PORTFOLIO     MFS MID CAP GROWTH PORTFOLIO
--------------------------------------  ------------------------------------ -------------------------------------
       2004                2003               2004              2003               2004                2003
       ----                ----               ----              ----               ----                ----

 $         (451,049)  $      (322,313)   $         5,114   $             --   $        (90,879)   $       (45,625)
          1,905,731          (594,697)                38                 --            162,709           (175,362)

          5,154,103        10,883,726             32,420                 --            717,170          1,225,110
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          6,608,785         9,966,716             37,572                 --            789,000          1,004,123
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          6,141,058         5,546,555             36,035                 --          1,372,186            978,904

          6,608,499         7,069,944            514,338                 --          2,822,696          5,489,741

            (56,655)          (53,824)              (141)                --             (7,861)            (5,721)
         (4,414,783)       (3,933,206)            (1,780)                --           (710,144)          (312,926)

         (6,636,147)       (6,659,024)           (74,678)                --         (2,877,611)        (3,029,184)
            (71,960)          (69,985)                --                 --                 --                 --
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          1,570,012         1,900,460            473,774                 --            599,266          3,120,814
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          8,178,797        11,867,176            511,346                 --          1,388,266          4,124,937



         43,339,659        31,472,483                 --                 --          6,255,980          2,131,043
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------

 $       51,518,456   $    43,339,659    $       511,346   $             --   $      7,644,246    $     6,255,980
==================== =================  ================= ================== ==================  =================



         MFS VALUE PORTFOLIO
---------------------------------------
       2004                2003
       ----                ----

 $           9,460    $             --
            11,472                  --

            53,569                  --
-------------------  ------------------


            74,501                  --
-------------------  ------------------


           148,595                  --

         1,069,870                  --

              (352)                 --
           (15,691)                 --

           (55,939)                 --
                --                  --
-------------------  ------------------


         1,146,483                  --
-------------------  ------------------


         1,220,984                  --



                --                  --
-------------------  ------------------

 $       1,220,984    $             --
===================  ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                  PIONEER FUND PORTFOLIO            SOCIAL AWARENESS STOCK PORTFOLIO
                                           --------------------------------------  -----------------------------------
                                                  2004               2003                2004              2003
                                                  ----               ----                ----              ----
OPERATIONS:
  Net investment income (loss) ...........  $         (62,021)  $         31,783    $      (187,407)  $      (238,101)
  Realized gain (loss) ...................           (931,825)        (1,700,409)            72,492          (351,628)
  Change in unrealized gain (loss)
    on investments .......................          2,565,470          4,961,325          1,829,322         9,007,869
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from operations ..........          1,571,624          3,292,699          1,714,407         8,418,140
                                           ------------------- ------------------  ----------------- -----------------

UNIT TRANSACTIONS:
  Participant purchase payments ..........          1,443,148          1,670,182          3,508,024         3,760,042
  Participant transfers from other
    funding options ......................            530,347          1,068,111            851,000           891,640
  Administrative and asset allocation
    charges ..............................            (23,237)           (26,137)           (62,224)          (70,833)
  Contract surrenders ....................         (2,462,085)        (1,998,365)        (3,959,356)       (3,683,517)
  Participant transfers to other
    funding options ......................         (1,470,018)        (2,264,632)        (2,448,797)       (2,280,308)
  Other payments to participants .........            (46,697)          (111,820)           (86,312)          (81,550)
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...         (2,028,542)        (1,662,661)        (2,197,665)       (1,464,526)
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net
      assets .............................           (456,918)         1,630,038           (483,258)        6,953,614


NET ASSETS:
    Beginning of year ....................         17,682,027         16,051,989         38,519,455        31,565,841
                                           ------------------- ------------------  ----------------- -----------------

    End of year ..........................  $      17,225,109   $     17,682,027    $    38,036,197   $    38,519,455
                                           =================== ==================  ================= =================



U.S. GOVERNMENT SECURITIES PORTFOLIO
------------------------------------
      2004              2003
      ----              ----

 $     2,449,601   $      3,296,586
         239,218          3,071,452

       1,143,487         (4,862,527)
----------------- ------------------


       3,832,306          1,505,511
----------------- ------------------


       7,539,751         12,194,259

       4,418,526         20,028,943

         (99,493)          (128,074)
     (12,004,355)       (15,531,134)

     (15,134,741)       (42,077,403)
        (527,888)          (289,331)
----------------- ------------------


     (15,808,200)       (25,802,740)
----------------- ------------------


     (11,975,894)       (24,297,229)



      91,518,006        115,815,235
----------------- ------------------

 $    79,542,112   $     91,518,006
================= ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                               SALOMON BROTHERS STRATEGIC TOTAL
        MFS TOTAL RETURN PORTFOLIO       PIONEER STRATEGIC INCOME PORTFOLIO         RETURN BOND PORTFOLIO
--------------------------------------  ------------------------------------ -------------------------------------
       2004                2003               2004              2003               2004                2003
       ----                ----               ----              ----               ----                ----

 $        1,469,357   $       883,722    $        21,036   $             --   $         46,144    $        32,594
          2,993,733          (375,699)               802                 --              6,615             15,471

          4,814,933        10,901,164            (11,234)                --             (9,094)            13,997
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          9,278,023        11,409,187             10,604                 --             43,665             62,062
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


         13,146,808        11,333,782             14,532                 --             77,144             45,180

         10,985,073        14,478,040            386,139                 --            573,227            522,487

           (130,092)         (124,546)               (79)                --               (916)              (771)
        (11,580,790)       (9,532,435)            (1,361)                --            (97,024)           (29,116)

         (6,487,109)      (12,143,662)           (29,725)                --           (290,345)          (378,893)
           (432,743)         (315,315)                --                 --            (14,297)                --
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          5,501,147         3,695,864            369,506                 --            247,789            158,887
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


         14,779,170        15,105,051            380,110                 --            291,454            220,949



         88,676,404        73,571,353                 --                 --            672,612            451,663
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------

 $      103,455,574   $    88,676,404    $       380,110   $             --   $        964,066    $       672,612
==================== =================  ================= ================== ==================  =================



       SB ADJUSTABLE RATE INCOME
       PORTFOLIO - CLASS I SHARES
---------------------------------------
       2004                2003
       ----                ----

 $             746    $             59
               536                   1

            (1,472)                (37)
-------------------  ------------------


              (190)                 23
-------------------  ------------------


            31,339               1,000

           397,209              47,182

              (185)                (15)
            (9,620)                 --

          (135,272)            (11,458)
                --                  --
-------------------  ------------------


           283,471              36,709
-------------------  ------------------


           283,281              36,732



            36,732                  --
-------------------  ------------------

 $         320,013    $         36,732
===================  ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                               SMITH BARNEY AGGRESSIVE GROWTH        SMITH BARNEY INTERNATIONAL ALL
                                                           PORTFOLIO                      CAP GROWTH PORTFOLIO
                                           --------------------------------------  -----------------------------------
                                                  2004               2003                2004              2003
                                                  ----               ----                ----              ----
OPERATIONS:
  Net investment income (loss) ...........  $        (586,494)  $       (322,401)   $       (57,802)  $       (23,825)
  Realized gain (loss) ...................            320,918            (45,042)           775,923          (249,560)
  Change in unrealized gain (loss)
    on investments .......................          4,146,679          7,664,666          2,114,323         4,215,163
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from operations ..........          3,881,103          7,297,223          2,832,444         3,941,778
                                           ------------------- ------------------  ----------------- -----------------

UNIT TRANSACTIONS:
  Participant purchase payments ..........         12,558,898          9,482,155          1,645,495         1,881,656
  Participant transfers from other
    funding options ......................          8,168,857         12,909,183          3,944,637        27,049,238
  Administrative and asset allocation
    charges ..............................            (78,639)           (61,921)           (27,048)          (29,495)
  Contract surrenders ....................         (3,551,678)        (2,082,131)        (2,043,006)       (1,747,403)
  Participant transfers to other
    funding options ......................         (6,278,044)        (4,987,024)        (4,649,056)      (28,169,278)
  Other payments to participants .........            (50,123)            (1,598)           (22,246)          (14,295)
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...         10,769,271         15,258,664         (1,151,224)       (1,029,577)
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net
      assets .............................         14,650,374         22,555,887          1,681,220         2,912,201


NET ASSETS:
    Beginning of year ....................         39,148,599         16,592,712         18,163,133        15,250,932
                                           ------------------- ------------------  ----------------- -----------------

    End of year ..........................  $      53,798,973   $     39,148,599    $    19,844,353   $    18,163,133
                                           =================== ==================  ================= =================



    SMITH BARNEY LARGE CAP VALUE
             PORTFOLIO
------------------------------------
      2004              2003
      ----              ----

 $       154,553   $        106,386
        (157,391)          (932,243)

       2,118,217          5,721,178
----------------- ------------------


       2,115,379          4,895,321
----------------- ------------------


       1,629,847          2,005,691

       2,087,331          2,451,794

         (29,453)           (32,411)
      (3,126,960)        (2,567,388)

      (1,821,670)        (2,597,346)
         (18,485)          (184,920)
----------------- ------------------


      (1,279,390)          (924,580)
----------------- ------------------


         835,989          3,970,741



      23,766,009         19,795,268
----------------- ------------------

 $    24,601,998   $     23,766,009
================= ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

         SMITH BARNEY LARGE
   CAPITALIZATION GROWTH PORTFOLIO           STRATEGIC EQUITY PORTFOLIO      COMSTOCK PORTFOLIO - CLASS II SHARES
--------------------------------------  ------------------------------------ -------------------------------------
       2004                2003               2004              2003               2004                2003
       ----                ----               ----              ----               ----                ----

 $         (172,778)  $       (78,273)   $       105,595   $       (871,747)  $        (17,162)   $        (7,082)
            129,379           (19,482)        (3,639,387)        (4,851,043)            47,292              6,719

           (383,772)        2,296,806          9,966,577         24,642,861            455,007            193,475
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


           (427,171)        2,199,051          6,432,785         18,920,071            485,137            193,112
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          4,130,687         1,673,784          6,449,368          7,881,459            439,634            107,121

          8,286,907        14,038,390          1,389,532          4,312,447          2,747,323          1,942,704

            (20,916)          (10,665)          (109,651)          (125,772)            (2,750)              (590)
         (1,759,367)         (588,040)        (8,443,411)        (7,866,026)          (216,465)           (43,205)

         (7,040,436)       (2,789,098)        (6,226,798)        (6,898,552)          (603,822)          (311,474)
            (25,978)           (1,264)          (175,950)           (98,217)                --                 --
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          3,570,897        12,323,107         (7,116,910)        (2,794,661)         2,363,920          1,694,556
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          3,143,726        14,522,158           (684,125)        16,125,410          2,849,057          1,887,668



         16,227,582         1,705,424         79,236,893         63,111,483          1,887,668                 --
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------

 $       19,371,308   $    16,227,582       $ 78,552,768   $     79,236,893   $      4,736,725    $     1,887,668
==================== =================  ================= ================== ==================  =================



  EQUITY - INCOME PORTFOLIO - INITIAL
                 CLASS
---------------------------------------
       2004                2003
       ----                ----

 $       1,083,715    $      1,747,682
         5,432,192          (1,282,762)

        27,673,620          79,497,468
-------------------  ------------------


        34,189,527          79,962,388
-------------------  ------------------


        21,808,749          21,187,204

        13,027,162          14,102,293

          (377,912)           (401,643)
       (39,889,643)        (35,558,263)

       (15,455,400)        (17,238,198)
        (1,203,798)         (1,074,229)
-------------------  ------------------


       (22,090,842)        (18,982,836)
-------------------  ------------------


        12,098,685          60,979,552



       354,471,362         293,491,810
-------------------  ------------------

 $     366,570,047    $    354,471,362
===================  ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                     HIGH INCOME PORTFOLIO - INITIAL
                                             GROWTH PORTFOLIO - INITIAL CLASS                     CLASS
                                           --------------------------------------  -----------------------------------
                                                  2004               2003                2004              2003
                                                  ----               ----                ----              ----
OPERATIONS:
  Net investment income (loss) ...........  $      (5,262,413)  $     (4,893,476)   $     3,006,690   $     2,435,511
  Realized gain (loss) ...................         (5,233,309)       (13,706,643)        (1,976,067)       (5,812,162)
  Change in unrealized gain (loss)
    on investments .......................         20,322,851        156,305,204          2,358,654        13,010,869
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from operations ..........          9,827,129        137,705,085          3,389,277         9,634,218
                                           ------------------- ------------------  ----------------- -----------------

UNIT TRANSACTIONS:
  Participant purchase payments ..........         31,893,204         34,904,978          2,049,226         2,362,627
  Participant transfers from other
    funding options ......................         14,491,223         21,778,905          7,711,796        21,478,348
  Administrative and asset allocation
    charges ..............................           (613,205)          (693,546)           (45,960)          (54,325)
  Contract surrenders ....................        (60,385,427)       (55,051,598)        (5,673,578)       (6,061,961)
  Participant transfers to other
    funding options ......................        (35,291,842)       (35,898,561)        (9,049,995)      (19,384,420)
  Other payments to participants .........         (1,148,785)        (1,094,494)          (301,906)         (152,827)
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...        (51,054,832)       (36,054,316)        (5,310,417)       (1,812,558)
                                           ------------------- ------------------  ----------------- -----------------

    Net increase (decrease) in net
      assets .............................        (41,227,703)       101,650,769         (1,921,140)        7,821,660


NET ASSETS:
    Beginning of year ....................        566,276,117        464,625,348         45,205,784        37,384,124
                                           ------------------- ------------------  ----------------- -----------------

    End of year ..........................  $     525,048,414   $    566,276,117    $    43,284,644   $    45,205,784
                                           =================== ==================  ================= =================



 ASSET MANAGER PORTFOLIO - INITIAL
               CLASS
------------------------------------
      2004              2003
      ----              ----

 $     3,668,329   $      5,723,387
      (1,826,767)        (3,980,077)

       7,415,961         34,681,822
----------------- ------------------


       9,257,523         36,425,132
----------------- ------------------


       9,726,876          9,655,572

       4,561,071          5,639,444

        (227,202)          (255,157)
     (29,076,271)       (27,447,195)

     (11,455,067)        (9,077,332)
        (629,379)          (959,876)
----------------- ------------------


     (27,099,972)       (22,444,544)
----------------- ------------------


     (17,842,449)        13,980,588



     248,543,979        234,563,391
----------------- ------------------

 $   230,701,530   $    248,543,979
================= ==================



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

  CONTRAFUND(R) PORTFOLIO - SERVICE          MID CAP PORTFOLIO - SERVICE
                CLASS 2                                 CLASS 2                            COMBINED
--------------------------------------  ------------------------------------ -------------------------------------
       2004                2003               2004              2003               2004                2003
       ----                ----               ----              ----               ----                ----

 $          (90,525)  $        (9,814)   $      (331,991)  $       (115,366)  $     10,555,513    $    14,934,531
            145,129            12,617            139,281            (12,182)          (748,274)      (101,212,695)

          1,259,629           237,739          6,717,033          4,041,373        421,056,981      1,013,573,698
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          1,314,233           240,542          6,524,323          3,913,825        430,864,220        927,295,534
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          2,693,010           326,593          6,708,160          2,698,629        407,018,155        402,128,304

         10,606,111         3,746,615         17,337,643          6,837,012        330,442,260        521,833,672

            (10,554)           (1,329)           (31,281)           (16,349)       (16,260,271)       (15,781,329)
           (947,085)          (37,639)        (2,774,070)          (925,446)      (522,319,824)      (512,175,179)

         (3,133,285)         (424,277)        (3,842,972)        (3,129,418)      (374,148,658)      (568,840,877)
             24,349                --             (1,912)           (17,719)       (10,979,459)       (10,362,989)
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


          9,232,546         3,609,963         17,395,568          5,446,709       (186,247,797)      (183,198,398)
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------


         10,546,779         3,850,505         23,919,891          9,360,534        244,616,423        744,097,136



          3,850,505                --         17,589,872          8,229,338      4,638,015,710      3,893,918,574
-------------------- -----------------  ----------------- ------------------ ------------------  -----------------

 $       14,397,284   $     3,850,505    $    41,509,763   $     17,589,872   $  4,882,632,133    $ 4,638,015,710
==================== =================  ================= ================== ==================  =================



                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Fund U for Variable Annuities ("Fund U") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Company. Fund U is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund U is comprised of the Universal Annuity, Universal Annuity Advantage, and Universal Select Annuity products .

   Participant purchase payments applied to Fund U are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2004, the investments comprising Fund U were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The Company
     Dreyfus Stock Index Fund - Intial Shares, Maryland business trust
     High Yield Bond Trust, Massachusetts business trust, Affiliate of The Company
     Managed Assets Trust, Massachusetts business trust, Affiliate of The Company
     AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
         AllianceBernstein Premier Growth Portfolio - Class B
     CitiStreet Funds, Inc., Massachusetts business trust, Affiliate of The Company
         CitiStreet Diversified Bond Fund - Class I
         CitiStreet International Stock Fund - Class I
         CitiStreet Large Company Stock Fund - Class I
         CitiStreet Small Company Stock Fund - Class I
     Delaware VIP Trust, Maryland business trust
         Delaware VIP REIT Series - Standard Class
     Dreyfus Variable Investment Fund, Maryland business trust
         Dreyfus Variable Investment Fund -  Developing Leaders Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts business trust
         Franklin Small Cap Fund - Class 2 Shares
         Mutual Shares Securities Fund - Class 2 Shares
         Templeton Developing Markets Securities Fund - Class 2 Shares
         Templeton Foreign Securities Fund - Class 2 Shares
         Templeton Global Asset Allocation Fund - Class 1 Shares
         Templeton Growth Securities Fund - Class 1 Shares
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of The Company
         Appreciation Portfolio
         Fundamental Value Portfolio
     Janus Aspen Series, Delaware business trust
         International Growth Portfolio - Service Shares
     Lazard Retirement Series, Inc., Massachusetts business trust
         Lazard Retirement Small Cap Portfolio
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Total Return Portfolio - Administrative Class
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT International Equity Fund - Class IB Shares
         Putnam VT Small Cap Value Fund - Class IB Shares
     Salomon Brothers Variable Series Funds Inc., Maryland business trust, Affiliate of The Company
         All Cap Fund - Class I
         Investors Fund - Class I
         Small Cap Growth Fund - Class I
     The Travelers Series Trust, Massachusetts business trust, Affiliate of The Company
         Disciplined Mid Cap Stock Portfolio
         Lazard International Stock Portfolio
         MFS Mid Cap Growth Portfolio
         MFS Value Portfolio
         Pioneer Fund Portfolio
         Social Awareness Stock Portfolio
         U.S. Government Securities Portfolio

     Travelers Series Fund Inc., Maryland business trust, Affiliate of The Company
         MFS Total Return Portfolio
         Pioneer Strategic Income Portfolio
         Salomon Brothers Strategic Total Return Bond Portfolio
         SB Adjustable Rate Income Portfolio - Class I Shares
         Smith Barney Aggressive Growth Portfolio
         Smith Barney International All Cap Growth Portfolio
         Smith Barney Large Cap Value Portfolio
         Smith Barney Large Capitalization Growth Portfolio
         Strategic Equity Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio - Class II Shares
     Variable Insurance Products Fund, Massachusetts business trust, Affiliate of The Company
         Equity - Income Portfolio - Initial Class
         Growth Portfolio - Initial Class
         High Income Portfolio - Initial Class
     Variable Insurance Products Fund II, Massachusetts business trust
         Asset Manager Portfolio - Initial Class
         Contrafund(R) Portfolio - Service Class 2
     Variable Insurance Products Fund III, Massachusetts business trust
         Mid Cap Portfolio - Service Class 2
   Not all funds may be available in all states or to all contract owners.

   The following is a summary of significant accounting policies consistently followed by Fund U in the preparation of its financial statements.

   SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

   SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date

   FEDERAL INCOME TAXES. The operations of Fund U form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund U. Fund U is not taxed as a "regulated investment company" under Subchapter M of the Code.

   FINANCIAL HIGHLIGHTS. In 2001, Fund U adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

   The aggregate costs of purchases and proceeds from sales of investments were $306,041,767 and $473,709,293 respectively, for the year ended December 31, 2004. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was 4,602,130,188 at December 31, 2004. Gross unrealized appreciation for all investments at December 31, 2004 was $399,518,349. Gross unrealized depreciation for all investments at December 31, 2004 was $119,016,404.

3. CONTRACT CHARGES

   The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and annuity unit values;

   - Mortality and Expense Risks assumed by The Company (M&E)

   - Guaranteed Minimum Withdrawal Benefit, if elected by the contract owner
     (GMWB)

------------------------------------------------------------------------------------------------------------------------------------
FUND                                               U
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Asset-based Charges
                                                                                          ------------------------------------------
        Separate Account Charge                                                                           Optional
                                                                                                          Features
                                                                                                      -----------------
       (as identified in Note 6)                   Product                                    M&E           GMWB           TOTAL
------------------------------------------------------------------------------------------------------------------------------------

Separate Account Charge 1.25%, 3.0% AIR            Universal Select Annuity                  1.25%                         1.25%

Separate Account Charge 1.25%, 3.5% AIR            Universal Annuity                         1.25%                         1.25%
                                                   Universal Annuity Advantage               1.25%                         1.25%

Separate Account Charge 1.40%, 3.0% AIR            Universal Select Annuity  (2)             1.40%                         1.40%

Separate Account Charge 1.40%, 3.5% AIR            Universial Annuity Advantage  (4)         1.40%                         1.40%

Separate Account Charge 1.65%, 3.0% AIR            Universal Select Annuity  (1)             1.25%         0.40%           1.65%

Separate Account Charge 1.65%, 3.5% AIR            Universial Annuity Advantage  (3)         1.25%         0.40%           1.65%

Separate Account Charge 1.80%, 3.0% AIR            Universal Select Annuity  (2)             1.40%         0.40%           1.80%

Separate Account Charge 1.80%, 3.5% AIR            Universial Annuity Advantage  (4)         1.40%         0.40%           1.80%

------------------------------------------------------------------------------------------------------------------------------------

(1) Annual Step up of age 65
(2) Annual Step up of age 75
(3) 5-Year Step Up Death Benefit
(4) Annual Step Up To Age 75 Death Benefit

------------------------------------------------------------------------------------------------------------------------------------

   For certain contracts in the accumulation phase a semi-annual charge of $15 (prorated for partial periods) is assessed through the redemption of units and paid to The Company to cover administrative charges.

   No sales charges are deducted from participant Purchase Payments when they are received. However, a 5% withdrawal charge (deferred sales charge) assessed through the redemption of units will apply if a participant's purchase payment is surrendered within five years of its payment date.

   Contract surrender payments for include $4,936,329 and $7,461,157 of contingent deferred sales charges for the years ended December 31, 2004 and 2003, respectively. These charges are included in contract surrenders on the Statement of Changes in Net Assets.

   If the Variable Liquidity Benefit is selected, there is a surrender charge in the annuity phase, assessed through the redemption of units, of 5% of the amount withdrawn for the first five years following the initial Purchase Payment.

   Participants in CitiStreet Funds Inc. ("the Funds"), may elect to enter into a separate asset allocation advisory agreement with CitiStreet Financial Services, LLC ("CitiStreet"), an afflilate of The Company. Under this arrangement, CitiStreet provides asset allocation advice and charges participants an annual fee, plus a one-timeset-up fee of $30. The annual fee, which decreases as the participant's assets increase, is equivalent to an amount of up to 1.25% of the participant's assets in the Funds. These fees totaled $10,045,451 and $9,206,952 for the years ended December 31, 2004 and 2003 respectively.

   For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. NET ASSETS HELD ON BEHALF OF AN AFFILIATE

   Approximately $27,271,000 and $26,433,000 of the net assets of Fund U were held on behalf of an affiliate of The Company as of December 31, 2004 and 2003, respectively. Transactions with this affiliate during the years ended December 31, 2004 and 2003 comprised participant purchase payments of approximately $3,730,000 and $4,547,000 and contract surrenders of approximately $5,507,000 and $5,606,000, respectively.

5. SUBSEQUENT EVENT NOTE

   On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it had agreed to sell The Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, Citicorp International Life Insurance Company, The Travelers Life and Annuity Reinsurance Company, and certain other domestic and international insurance businesses (the "Life Insurance and Annuity Businesses") to MetLife, Inc. ("MetLife") pursuant to an Acquisition Agreement (the "Agreement"). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be closed this summer.

   The transaction contemplates that TIC's Primerica Life segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and
   (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the "Dispositions"). The Dispositions require certain regulatory approvals.

   Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion. In connection with the consummation of the sale of the Life Insurance and Annuity Business, Citigroup and MetLife will also enter into multi-year distribution agreements.

6. NET CONTRACT OWNERS' EQUITY

                                                                                   DECEMBER 31, 2004
                                                       --------------------------------------------------------------------------

                                                         ACCUMULATION     ANNUITY       UNIT     ACCUMULATION         ANNUITY
                                                            UNITS          UNITS       VALUE      NET ASSETS        NET ASSETS
                                                       ---------------- -----------  --------- -----------------  ---------------
Capital Appreciation Fund
     Separate Account Charges 1.25%,3.5%AIR Q ........      93,859,500      33,346    $ 5.550   $   520,875,343     $    185,054
     Separate Account Charges 1.25%,3.5%AIR N ........       4,807,522      75,910      5.755        27,668,497          436,884
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.140                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.159                --               --

Dreyfus Stock Index Fund - Intial Shares
     Separate Account Charges 1.25%, 3.5% AIR ........     143,194,317     274,943      3.057       437,703,832          840,421
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.078                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              95          --      1.077               102               --

High Yield Bond Trust
     Separate Account Charges 1.25%,3.5%AIR Q ........       7,741,750       2,379      5.402        41,822,395           12,850
     Separate Account Charges 1.25%,3.5%AIR N ........       1,009,523       6,045      5.458         5,510,350           32,995
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.035                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.043                --               --

Managed Assets Trust
     Separate Account Charges 1.25%,3.5%AIR Q ........      37,056,717      75,106      5.387       199,630,066          404,610
     Separate Account Charges 1.25%,3.5%AIR N ........       3,071,290      72,209      5.799        17,808,966          418,708
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.054                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.059                --               --

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Premier Growth Portfolio - Class B
     Separate Account Charges 1.25%, 3.5% AIR ........       3,707,589          --      0.762         2,825,230               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.095                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.093                --               --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund - Class I
     Separate Account Charges 1.25%, 3.5% AIR ........     185,797,179     183,031      1.899       352,748,839          347,497
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.005                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              48          --      1.008                48               --
  CitiStreet International Stock Fund - Class I
     Separate Account Charges 1.25%, 3.5% AIR ........     120,833,331      95,329      1.862       224,932,400          177,456
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.106                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              27          --      1.129                30               --
  CitiStreet Large Company Stock Fund - Class I
     Separate Account Charges 1.25%, 3.5% AIR ........     199,581,724     151,021      1.763       351,902,933          266,280
     Separate Account Charges 1.65%, 3.5% AIR ........              --           -      1.087                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              48           -      1.088                52                -
  CitiStreet Small Company Stock Fund - Class I
     Separate Account Charges 1.25%, 3.5% AIR ........      89,051,653      70,301      2.474       220,274,877          173,893
     Separate Account Charges 1.65%, 3.5% AIR ........               -           -      1.115                 -                -
     Separate Account Charges 1.25%, 3.0% AIR ........              17           -      1.128                19                -

Delaware VIP Trust
  Delaware VIP REIT Series - Standard Class
     Separate Account Charges 1.25%, 3.5% AIR ........      11,118,919           -      1.643        18,264,372                -
     Separate Account Charges 1.65%, 3.5% AIR ........               -           -      1.121                 -                -
     Separate Account Charges 1.25%, 3.0% AIR ........              11           -      1.144                12                -

                                                                                   DECEMBER 31, 2004
                                                       --------------------------------------------------------------------------

                                                         ACCUMULATION     ANNUITY       UNIT     ACCUMULATION         ANNUITY
                                                            UNITS          UNITS       VALUE      NET ASSETS        NET ASSETS
                                                       ---------------- -----------  --------- -----------------  ---------------
Dreyfus Variable Investment Fund
  Dreyfus Variable Investment Fund - Developing
    Leaders Portfolio - Initial Shares
     Separate Account Charges 1.25%, 3.5% AIR ........      52,490,663      16,811    $ 1.240   $    65,076,349     $     20,841
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.065                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.082                --               --

Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2 Shares
     Separate Account Charges 1.25%, 3.5% AIR ........       3,983,556          --      0.977         3,890,178               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.095                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.102                --               --
  Mutual Shares Securities Fund - Class 2 Shares
     Separate Account Charges 1.25%, 3.5% AIR ........       3,733,761          --      1.335         4,984,574               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.075                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.085                --               --
  Templeton Developing Markets Securities Fund -
    Class 2 Shares
     Separate Account Charges 1.25%, 3.5% AIR ........         846,095          --      1.230         1,040,650               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.113                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.169                --               --
  Templeton Foreign Securities Fund - Class 2 Shares
     Separate Account Charges 1.25%, 3.5% AIR ........       1,034,961          --      1.153         1,193,254               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.110                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.128                --               --
  Templeton Global Asset Allocation Fund -
    Class 1 Shares
     Separate Account Charges 1.25%, 3.5% AIR ........      50,615,386      57,323      3.301       167,103,054          189,248
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.111                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.128                --               --
  Templeton Growth Securities Fund - Class 1 Shares
     Separate Account Charges 1.25%, 3.5% AIR ........      92,281,711      45,851      3.547       327,285,585          162,615
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.096                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.105                --               --

Greenwich Street Series Fund
  Appreciation Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........       5,139,040          --      1.119         5,749,198               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.061                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.065                --               --
  Fundamental Value Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      38,892,612      44,065      1.048        40,757,134           46,178
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.074                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.073                --               --

Janus Aspen Series
  International Growth Portfolio - Service Shares
     Separate Account Charges 1.25%, 3.5% AIR ........       5,364,547          --      0.952         5,107,812               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.126                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.163                --               --

                                                                                   DECEMBER 31, 2004
                                                       --------------------------------------------------------------------------

                                                         ACCUMULATION     ANNUITY       UNIT     ACCUMULATION         ANNUITY
                                                            UNITS          UNITS       VALUE      NET ASSETS        NET ASSETS
                                                       ---------------- -----------  --------- -----------------  ---------------
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........       4,056,498          --    $ 1.517   $     6,154,358     $         --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.111                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.099                --               --

PIMCO Variable Insurance Trust
  Total Return Portfolio - Administrative Class
     Separate Account Charges 1.25%, 3.5% AIR ........       5,878,579          --      1.047         6,157,719               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.007                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.011                --               --

Putnam Variable Trust
  Putnam VT International Equity Fund -
    Class IB Shares
     Separate Account Charges 1.25%, 3.5% AIR ........       3,868,658          --      1.016         3,932,325               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.118                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.141                --               --
  Putnam VT Small Cap Value Fund - Class IB Shares
     Separate Account Charges 1.25%, 3.5% AIR ........      33,656,615       5,621      1.620        54,526,574            9,106
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.131                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.143                --               --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund - Class I
     Separate Account Charges 1.25%, 3.5% AIR ........      26,498,188          --      1.027        27,216,723               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.073                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.074                --               --
  Investors Fund - Class I
     Separate Account Charges 1.25%, 3.5% AIR ........       6,899,092          --      0.992         6,842,922               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.073                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.070                --               --
  Small Cap Growth Fund - Class I
     Separate Account Charges 1.25%, 3.5% AIR ........       6,387,344          --      1.047         6,684,705               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.138                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.168                --               --

The Travelers Series Trust
  Disciplined Mid Cap Stock Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      31,497,033      12,958      1.635        51,497,269           21,187
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.109                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.117                --               --
  Lazard International Stock Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........         447,661          --      1.142           511,346               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.095                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.122                --               --
  MFS Mid Cap Growth Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      12,782,414          --      0.598         7,644,246               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.125                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.130                --               --
  MFS Value Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........       1,087,015          --      1.123         1,220,984               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.082                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.095                --               --

                                                                                   DECEMBER 31, 2004
                                                       --------------------------------------------------------------------------

                                                         ACCUMULATION     ANNUITY       UNIT     ACCUMULATION         ANNUITY
                                                            UNITS          UNITS       VALUE      NET ASSETS        NET ASSETS
                                                       ---------------- -----------  --------- -----------------  ---------------
The Travelers Series Trust (continued)
  Pioneer Fund Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      10,267,104       8,745    $ 1.676   $    17,210,450     $     14,659
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.083                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.088                --               --
  Social Awareness Stock Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      14,426,711          --      2.637        38,035,895               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.107                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........             272          --      1.111               302               --
  U.S. Government Securities Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      37,187,208      20,377      2.138        79,498,551           43,561
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.007                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.014                --               --

Travelers Series Fund Inc.
  MFS Total Return Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      42,075,949      26,286      2.457       103,390,982           64,592
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.058                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.063                --               --
  Pioneer Strategic Income Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........         258,817          --      1.469           380,110               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.041                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.057                --               --
  Salomon Brothers Strategic Total Return Bond
    Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........         498,291          --      1.935           964,066               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.020                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.030                --               --
  SB Adjustable Rate Income Portfolio - Class I Shares
     Separate Account Charges 1.25%, 3.5% AIR ........         320,379          --      0.999           320,013               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      0.998                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.000                --               --
  Smith Barney Aggressive Growth Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      59,239,196      36,418      0.908        53,765,908           33,053
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.079                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              11          --      1.089                12               --
  Smith Barney International All Cap Growth Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      15,468,993       1,203      1.283        19,842,809            1,544
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.113                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.142                --               --
  Smith Barney Large Cap Value Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      12,108,954      13,140      2.030        24,575,331           26,667
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.074                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.070                --               --
  Smith Barney Large Capitalization Growth Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      19,862,285       7,188      0.975        19,364,300            7,008
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.098                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.075                --               --
  Strategic Equity Portfolio
     Separate Account Charges 1.25%, 3.5% AIR ........      34,945,205       6,961      2.247        78,537,124           15,644
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.086                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.091                --               --

                                                                                   DECEMBER 31, 2004
                                                       --------------------------------------------------------------------------

                                                         ACCUMULATION     ANNUITY       UNIT     ACCUMULATION         ANNUITY
                                                            UNITS          UNITS       VALUE      NET ASSETS        NET ASSETS
                                                       ---------------- -----------  --------- -----------------  ---------------
Van Kampen Life Investment Trust
 Comstock Portfolio - Class II Shares
     Separate Account Charges 1.25%, 3.5% AIR ........       3,259,779          --    $ 1.453   $     4,736,725     $         --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.081                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.101                --               --

Variable Insurance Products Fund
  Equity - Income Portfolio - Initial Class
     Separate Account Charges 1.25%, 3.5% AIR ........     127,677,423     239,835      2.866       365,882,757          687,290
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.075                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.076                --               --
  Growth Portfolio - Initial Class
     Separate Account Charges 1.25%, 3.5% AIR ........     192,832,828     120,394      2.721       524,720,807          327,607
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.076                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.065                --               --
  High Income Portfolio - Initial Class
     Separate Account Charges 1.25%, 3.5% AIR ........      22,493,707      43,728      1.921        43,200,662           83,982
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.036                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.047                --               --

Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class
     Separate Account Charges 1.25%, 3.5% AIR ........     100,048,051     120,177      2.303       230,424,734          276,784
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.044                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              12          --      1.040                12               --
  Contrafund(R) Portfolio - Service Class 2
     Separate Account Charges 1.25%, 3.5% AIR ........      10,166,281      32,246      1.412        14,351,762           45,522
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.086                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.103                --               --

Variable Insurance Products Fund III
  Mid Cap Portfolio - Service Class 2
     Separate Account Charges 1.25%, 3.5% AIR ........      27,002,112          --      1.537        41,509,763               --
     Separate Account Charges 1.65%, 3.5% AIR ........              --          --      1.119                --               --
     Separate Account Charges 1.25%, 3.0% AIR ........              --          --      1.155                --               --
                                                                                               -----------------  ---------------

Net Contract Owners' Equity ..........................                                          $ 4,877,258,397      $ 5,373,736
                                                                                               =================  ===============

7. STATEMENT OF INVESTMENTS                                                   FOR THE YEAR ENDED DECEMBER 31, 2004
                                                               -----------------------------------------------------------------

INVESTMENTS                                                        NO. OF          MARKET           COST OF          PROCEEDS
                                                                   SHARES           VALUE          PURCHASES        FROM SALES
                                                               --------------   --------------   --------------   --------------
CAPITAL APPRECIATION FUND (11.2%)
     Total (Cost $487,505,840)                                      8,291,798   $  549,165,778   $      794,716   $   53,444,916
                                                               --------------   --------------   --------------   --------------

DREYFUS STOCK INDEX FUND, INC. (9.0%)
     Total (Cost $371,718,447)                                     14,196,968      438,544,355       14,824,756       28,179,149
                                                               --------------   --------------   --------------   --------------

HIGH YIELD BOND TRUST (1.0%)
     Total (Cost $44,368,613)                                       4,780,887       47,378,590        7,238,698        7,766,905
                                                               --------------   --------------   --------------   --------------

MANAGED ASSETS TRUST (4.5%)
     Total (Cost $203,711,869)                                     13,093,122      218,262,350        9,788,934       23,138,006
                                                               --------------   --------------   --------------   --------------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.1%)
   AllianceBernstein Premier Growth Portfolio - Class B
     Total (Cost $2,600,764)                                          122,251        2,825,230        1,153,087          588,629
                                                               --------------   --------------   --------------   --------------

CITISTREET FUNDS, INC. (23.5%)
   CitiStreet Diversified Bond Fund - Class I
     (Cost $324,254,192)                                           29,847,539      353,096,384       39,055,141       23,150,994
   CitiStreet International Stock Fund - Class I
     (Cost $213,845,317)                                           16,625,546      225,109,886        8,509,976       29,344,580
   CitiStreet Large Company Stock Fund - Class I
     (Cost $414,397,670)                                           30,229,121      352,169,265        7,325,201       22,685,860
   CitiStreet Small Company Stock Fund - Class I
     (Cost $192,352,743)                                           15,791,461      220,448,789        2,582,833       26,490,756
                                                               --------------   --------------   --------------   --------------
     Total (Cost $1,144,849,922)                                   92,493,667    1,150,824,324       57,473,151      101,672,190
                                                               --------------   --------------   --------------   --------------

DELAWARE VIP TRUST (0.4%)
   Delaware VIP REIT Series - Standard Class
     Total (Cost $14,993,255)                                         957,253       18,264,384       11,833,690        1,903,998
                                                               --------------   --------------   --------------   --------------

DREYFUS VARIABLE INVESTMENT FUND (1.3%)
   Dreyfus Variable Investment Fund -  Developing Leaders
     Portfolio - Initial Shares
     Total (Cost $64,613,731)                                       1,566,719       65,097,190        6,060,835        4,721,975
                                                               --------------   --------------   --------------   --------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (10.4%)
   Franklin Small Cap Fund - Class 2 Shares
     (Cost $3,245,964)                                                200,215        3,890,178        1,534,366          725,195
   Mutual Shares Securities Fund - Class 2 Shares
     (Cost $4,463,325)                                                299,554        4,984,574        3,694,680          926,736
   Templeton Developing Markets Securities Fund -
     Class 2 Shares (Cost $954,190)                                   120,029        1,040,650        1,029,297           78,759
   Templeton Foreign Securities Fund - Class 2 Shares
     (Cost $1,093,919)                                                 83,154        1,193,254        1,189,035          100,188
   Templeton Global Asset Allocation Fund - Class 1 Shares
     (Cost $143,292,373)                                            7,924,789      167,292,302        8,059,897       15,053,989
   Templeton Growth Securities Fund - Class 1 Shares
     (Cost $323,360,319)                                           25,227,134      327,448,200        6,565,859       22,844,602
                                                               --------------   --------------   --------------   --------------
     Total (Cost $476,410,090)                                     33,854,875      505,849,158       22,073,134       39,729,469
                                                               --------------   --------------   --------------   --------------

GREENWICH STREET SERIES FUND (1.0%)
   Appreciation Portfolio (Cost $5,076,154)                           245,378        5,749,198        2,790,363          389,302
   Fundamental Value Portfolio (Cost $36,098,393)                   1,933,806       40,803,312       10,361,192        1,415,488
                                                               --------------   --------------   --------------   --------------
     Total (Cost $41,174,547)                                       2,179,184       46,552,510       13,151,555        1,804,790
                                                               --------------   --------------   --------------   --------------

JANUS ASPEN SERIES (0.1%)
   International Growth Portfolio - Service Shares
     Total (Cost $4,317,226)                                          189,600        5,107,812        3,741,982        2,121,515
                                                               --------------   --------------   --------------   --------------

LAZARD RETIREMENT SERIES, INC. (0.1%)
   Lazard Retirement Small Cap Portfolio
     Total (Cost $5,326,241)                                          364,163        6,154,358        3,777,788          810,033
                                                               --------------   --------------   --------------   --------------

7. STATEMENT OF INVESTMENTS (CONTINUED)                                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                  ---------------------------------------------------------

INVESTMENTS                                                          NO. OF        MARKET         COST OF        PROCEEDS
                                                                     SHARES         VALUE        PURCHASES      FROM SALES
                                                                  ------------   ------------   ------------   ------------
PIMCO Variable Insurance Trust (0.1%)
   Total Return Portfolio - Administrative Class
     Total (Cost $6,135,177)                                           585,891   $  6,157,719   $  4,623,462   $    930,751
                                                                  ------------   ------------   ------------   ------------

PUTNAM VARIABLE TRUST (1.2%)
   Putnam VT International Equity Fund - Class IB Shares
     (Cost $3,210,238)                                                 267,323      3,932,325      1,189,225        925,218
   Putnam VT Small Cap Value Fund - Class IB Shares
     (Cost $38,571,779)                                              2,392,965     54,535,680     12,681,154      3,819,625
                                                                  ------------   ------------   ------------   ------------
     Total (Cost $41,782,017)                                        2,660,288     58,468,005     13,870,379      4,744,843
                                                                  ------------   ------------   ------------   ------------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (0.8%)
   All Cap Fund - Class I (Cost $23,458,945)                         1,617,155     27,216,723      4,521,199      1,592,021
   Investors Fund - Class I (Cost $5,953,719)                          495,505      6,842,922      1,830,922        700,927
   Small Cap Growth Fund - Class I (Cost $5,519,653)                   474,429      6,684,705      2,960,120      2,111,493
                                                                  ------------   ------------   ------------   ------------
     Total (Cost $34,932,317)                                        2,587,089     40,744,350      9,312,241      4,404,441
                                                                  ------------   ------------   ------------   ------------

THE TRAVELERS SERIES TRUST (4.0%)
   Disciplined Mid Cap Stock Portfolio (Cost $42,756,283)            2,607,209     51,518,456      7,187,612      4,680,052
   Lazard International Stock Portfolio (Cost $478,926)                 44,776        511,346        542,711         63,822
   MFS Mid Cap Growth Portfolio (Cost $6,448,037)                      973,789      7,644,246      2,699,824      2,192,497
   MFS Value Portfolio (Cost $1,167,414)                                99,106      1,220,984      1,201,437         36,038
   Pioneer Fund Portfolio (Cost $21,119,038)                         1,431,846     17,225,109        766,081      2,859,647
   Social Awareness Stock Portfolio (Cost $34,735,443)               1,565,276     38,036,197      1,332,792      3,724,396
   U.S. Government Securities Portfolio (Cost $79,479,758)           6,238,597     79,542,112      5,399,699     18,622,132
                                                                  ------------   ------------   ------------   ------------
     Total (Cost $186,184,899)                                      12,960,599    195,698,450     19,130,156     32,178,584
                                                                  ------------   ------------   ------------   ------------

TRAVELERS SERIES FUND INC. (6.2%)
   MFS Total Return Portfolio (Cost $96,274,791)                     6,035,914    103,455,574     15,342,258      5,684,468
   Pioneer Strategic Income Portfolio (Cost $391,344)                   40,523        380,110        422,345         31,803
   Salomon Brothers Strategic Total Return Bond Portfolio
     (Cost $970,284)                                                    90,100        964,066        677,704        383,885
   SB Adjustable Rate Income Portfolio - Class I Shares
     (Cost $321,522)                                                    31,969        320,013        422,544        138,333
   Smith Barney Aggressive Growth Portfolio (Cost $46,488,540)       4,038,962     53,798,973     12,027,230      1,652,245
   Smith Barney International All Cap Growth Portfolio
     (Cost $15,119,669)                                              1,530,019     19,844,353      3,701,372      4,913,563
   Smith Barney Large Cap Value Portfolio (Cost $24,496,883)         1,363,747     24,601,998      2,101,238      3,230,094
   Smith Barney Large Capitalization Growth Portfolio
     (Cost $17,747,776)                                              1,348,038     19,371,308      7,056,074      3,660,692
   Strategic Equity Portfolio (Cost $102,856,779)                    4,478,493     78,552,768      1,792,556      8,817,349
                                                                  ------------   ------------   ------------   ------------
     Total (Cost $304,667,588)                                      18,957,765    301,289,163     43,543,321     28,512,432
                                                                  ------------   ------------   ------------   ------------

VAN KAMPEN LIFE INVESTMENT TRUST (0.1%)
   Comstock Portfolio - Class II Shares
     Total (Cost $4,088,244)                                           345,999      4,736,725      2,895,920        549,480
                                                                  ------------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND (19.1%)
   Equity - Income Portfolio - Initial Class
     (Cost $290,932,651)                                            14,448,957    366,570,047      9,793,845     29,550,334
   Growth Portfolio - Initial Class (Cost $546,346,315)             16,402,637    525,048,414      3,820,745     60,234,131
   High Income Portfolio - Initial Class (Cost $46,986,960)          6,183,521     43,284,644      9,983,944     12,295,384
                                                                  ------------   ------------   ------------   ------------
     Total (Cost $884,265,926)                                      37,035,115    934,903,105     23,598,534    102,079,849
                                                                  ------------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND II (5.0%)
   Asset Manager Portfolio - Initial Class (Cost $234,272,411)      15,535,457    230,701,530      7,389,708     30,863,717
   Contrafund(R) Portfolio - Service Class 2 (Cost $12,899,916)        546,386     14,397,284     11,858,882      2,717,392
                                                                  ------------   ------------   ------------   ------------
     Total (Cost $247,172,327)                                      16,081,843    245,098,814     19,248,590     33,581,109
                                                                  ------------   ------------   ------------   ------------

7. STATEMENT OF INVESTMENTS (CONTINUED)                                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                  ---------------------------------------------------------

INVESTMENTS                                                          NO. OF           MARKET           COST OF          PROCEEDS
                                                                     SHARES            VALUE          PURCHASES        FROM SALES
                                                                  --------------   --------------   --------------   --------------
   VARIABLE INSURANCE PRODUCTS FUND III (0.9%)
     Mid Cap Portfolio - Service Class 2

       Total (Cost $31,311,148)                                        1,389,216   $   41,509,763   $   17,906,838   $      846,229
                                                                  --------------   --------------   --------------   --------------

TOTAL INVESTMENTS (100%)
   (COST $4,602,130,188)                                                           $4,882,632,133   $  306,041,767   $  473,709,293
                                                                                   ==============   ==============   ==============

8. FINANCIAL HIGHLIGHTS

                                                                                                          EXPENSE
                                                                                                         RATIO (2)
                                                YEAR               UNIT VALUE       NET     INVESTMENT   LOWEST TO  TOTAL RETURN (3)
                                               ENDED     UNITS      LOWEST TO     ASSETS    (1) INCOME    HIGHEST      LOWEST TO
                                               DEC 31    (000s)    HIGHEST ($)    ($000s)    RATIO (%)      (%)       HIGHEST (%)
                                               ------    ------    -----------    -------    ---------   --------- -----------------

CAPITAL APPRECIATION FUND                       2004     98,776   5.550 - 5.755   549,166        --        1.25       18.05 - 18.06
                                                2003    108,313   4.701 - 4.875   510,232      0.05        1.25       23.35 - 23.36
                                                2002    120,205   3.811 - 3.952   459,111      1.54        1.25    (26.02) - (26.01)
                                                2001    137,755   5.151 - 5.342   711,461      0.46        1.25    (27.02) - (27.01)

DREYFUS STOCK INDEX FUND, INC.                  2004    143,469   1.077 - 3.057   438,544      1.81        1.25         0.56 - 9.30
                                                2003    149,014           2.797   416,863      1.50        1.25               26.73
                                                2002    153,048           2.207   337,727      1.34        1.25              (23.31)
                                                2001    164,059           2.878   472,183      1.09        1.25              (13.29)

HIGH YIELD BOND TRUST                           2004      8,760   5.402 - 5.458    47,379      6.79        1.25                7.40
                                                2003      9,377   5.030 - 5.082    47,226      8.09        1.25       27.53 - 27.54
                                                2002      8,053   3.944 - 3.985    31,792     14.68        1.25         3.29 - 3.30
                                                2001      7,732   3.818 - 3.858    29,562      6.49        1.25         8.16 - 8.19

MANAGED ASSETS TRUST                            2004     40,275   5.387 - 5.799   218,262      2.31        1.25         8.06 - 8.09
                                                2003     43,669   4.985 - 5.365   219,039      2.58        1.25       20.47 - 20.48
                                                2002     46,383   4.138 - 4.453   193,210      6.10        1.25      (9.75) - (9.73)
                                                2001     52,482   4.584 - 4.934   242,398      2.63        1.25      (6.27) - (6.26)
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Premier Growth
    Portfolio - Class B                         2004      3,708           0.762     2,825        --        1.25                7.02
                                                2003      2,865           0.712     2,040        --        1.25               21.71
                                                2002      2,556           0.585     1,494        --        1.25              (31.66)
                                                2001        849           0.856       726        --        1.25              (14.40)
CITISTREET FUNDS, INC.
  CitiStreet Diversified Bond Fund - Class I    2004    185,980   1.008 - 1.899   353,096      3.36        1.25         0.20 - 3.38
                                                2003    181,300           1.837   333,057      4.03        1.25                4.26
                                                2002    202,597           1.762   356,924      4.10        1.25                7.64
                                                2001    223,789           1.637   366,368      4.10        1.25                5.54

  CitiStreet International Stock Fund -
    Class I                                     2004    120,929   1.129 - 1.862   225,110      1.34        1.25      (0.18) - 13.47
                                                2003    133,441           1.641   219,019      0.78        1.25               28.40
                                                2002    157,091           1.278   200,753      0.61        1.25              (23.29)
                                                2001    157,226           1.666   261,883      1.44        1.25              (22.40)

  CitiStreet Large Company Stock Fund -
    Class I                                     2004    199,733   1.088 - 1.763   352,169      0.83        1.25       (0.09) - 8.69
                                                2003    208,253           1.622   337,893      0.70        1.25               26.52
                                                2002    203,064           1.282   260,336      0.65        1.25              (23.83)
                                                2001    199,594           1.683   335,826      0.89        1.25              (16.77)

  CitiStreet Small Company Stock Fund -
    Class I                                     2004     89,122   1.128 - 2.474   220,449      0.11        1.25      (0.27) - 13.54
                                                2003     98,738           2.179   215,162      0.13        1.25               41.31
                                                2002     93,220           1.542   143,775      0.52        1.25              (24.67)
                                                2001    100,583           2.047   205,928      0.03        1.25                0.29
DELAWARE VIP TRUST
  Delaware VIP REIT Series - Standard Class     2004     11,119   1.144 - 1.643    18,264      1.88        1.25        0.70 - 29.78
                                                2003      4,406           1.266     5,578        --        1.25               26.60
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus Variable Investment Fund -
    Developing Leaders Portfolio -
      Initial Shares                            2004     52,507           1.240    65,097      0.20        1.25               10.03
                                                2003     50,883           1.127    57,369      0.03        1.25               29.99
                                                2002     47,369           0.867    41,064      0.04        1.25              (20.09)
                                                2001     38,641           1.085    41,940      0.46        1.25               (7.34)

                                                                                                          EXPENSE
                                                                                                         RATIO (2)
                                                YEAR               UNIT VALUE       NET     INVESTMENT   LOWEST TO  TOTAL RETURN (3)
                                               ENDED     UNITS      LOWEST TO     ASSETS    (1) INCOME    HIGHEST      LOWEST TO
                                               DEC 31    (000s)    HIGHEST ($)    ($000s)    RATIO (%)      (%)       HIGHEST (%)
                                               ------    ------    -----------    -------    ---------   --------- -----------------

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2 Shares      2004      3,984           0.977     3,890        --        1.25               10.15
                                                2003      3,061           0.887     2,715        --        1.25               35.63
                                                2002      1,397           0.654       914      0.25        1.25              (29.60)
                                                2001        500           0.929       464      0.06        1.25               (7.10)

  Mutual Shares Securities Fund -
    Class 2 Shares                              2004      3,734           1.335     4,985      0.81        1.25               11.25
                                                2003      1,487           1.200     1,785      0.12        1.25               20.00
  Templeton Developing Markets
    Securities Fund - Class 2 Shares            2004        846           1.230     1,041      0.17        1.25               23.00
  Templeton Foreign Securities Fund -
    Class 2 Shares                              2004      1,035           1.153     1,193      0.05        1.25               15.30
  Templeton Global Asset Allocation Fund
    - Class 1 Shares                            2004     50,673           3.301   167,292      2.99        1.25               14.50
                                                2003     53,977           2.883   155,637      2.79        1.25               30.63
                                                2002     59,226           2.207   130,685      1.97        1.25               (5.32)
                                                2001     67,658           2.331   157,740      1.44        1.25              (10.86)
Templeton Growth Securities Fund -
    Class 1 Shares                              2004     92,328           3.547   327,448      1.27        1.25               14.83
                                                2003     97,404           3.089   300,901      1.68        1.25               30.95
                                                2002    107,999           2.359   254,721      2.39        1.25              (19.32)
                                                2001    121,148           2.924   354,230      2.07        1.25               (2.21)
GREENWICH STREET SERIES FUND
  Appreciation Portfolio                        2004      5,139           1.119     5,749      1.41        1.25                7.49
                                                2003      2,887           1.041     3,006      1.01        1.25               23.05
                                                2002        877           0.846       742      2.56        1.25              (15.40)

  Fundamental Value Portfolio                   2004     38,937           1.048    40,803      0.72        1.25                6.83
                                                2003     30,790           0.981    30,191      0.74        1.25               37.01
                                                2002     21,691           0.716    15,534      1.27        1.25              (22.26)
                                                2001     10,466           0.921     9,644      0.41        1.25               (7.90)
JANUS ASPEN SERIES
  International Growth Portfolio -
    Service Shares                              2004      5,365           0.952     5,108      0.91        1.25               17.24
                                                2003      3,558           0.812     2,890      1.10        1.25               32.90
                                                2002      1,993           0.611     1,218      0.69        1.25              (26.74)
                                                2001        768           0.834       640      0.57        1.25              (16.60)
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio         2004      4,056           1.517     6,154        --        1.25               13.46
                                                2003      1,896           1.337     2,535        --        1.25               33.70
PIMCO VARIABLE INSURANCE TRUST
  Total Return Portfolio - Administrative
    Class                                       2004      5,879           1.047     6,158      1.91        1.25                3.56
                                                2003      2,400           1.011     2,427      1.66        1.25                1.10
PUTNAM VARIABLE TRUST
Putnam VT International Equity Fund -
    Class IB Shares                             2004      3,869           1.016     3,932      1.36        1.25               14.67
                                                2003      3,592           0.886     3,182      0.77        1.25               26.93
                                                2002      2,780           0.698     1,940      0.64        1.25              (18.65)
                                                2001        860           0.858       738        --        1.25              (14.20)
Putnam VT Small Cap Value Fund - Class
    IB Shares                                   2004     33,662           1.620    54,536      0.33        1.25               24.62
                                                2003     27,307           1.300    35,491      0.32        1.25               47.90
                                                2002     23,342           0.879    20,527      0.16        1.25              (19.36)
                                                2001     11,993           1.090    13,067        --        1.25                9.00

                                                                                                          EXPENSE
                                                                                                         RATIO (2)
                                                YEAR               UNIT VALUE       NET     INVESTMENT   LOWEST TO  TOTAL RETURN (3)
                                               ENDED     UNITS      LOWEST TO     ASSETS    (1) INCOME    HIGHEST      LOWEST TO
                                               DEC 31    (000s)    HIGHEST ($)    ($000s)    RATIO (%)      (%)       HIGHEST (%)
                                               ------    ------    -----------    -------    ---------   --------- -----------------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
  All Cap Fund - Class I                        2004     26,498           1.027    27,217      0.56        1.25                6.98
                                                2003     23,366           0.960    22,436      0.31        1.25               37.34
                                                2002     16,641           0.699    11,637      0.46        1.25              (26.03)
                                                2001     11,455           0.945    10,823      1.37        1.25               (5.50)

  Investors Fund - Class I                      2004      6,899           0.992     6,843      1.60        1.25                9.01
                                                2003      5,708           0.910     5,194      1.66        1.25               30.75
                                                2002      4,408           0.696     3,069      1.41        1.25              (24.02)
                                                2001      2,700           0.916     2,474      1.50        1.25               (8.40)

  Small Cap Growth Fund - Class I               2004      6,387           1.047     6,685        --        1.25               13.68
                                                2003      5,518           0.921     5,080        --        1.25               47.12
                                                2002      1,495           0.626       936        --        1.25              (35.53)
                                                2001        508           0.971       493        --        1.25               (2.90)
THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock Portfolio           2004     31,510           1.635    51,518      0.29        1.25               14.98
                                                2003     30,484           1.422    43,340      0.32        1.25               32.16
                                                2002     29,243           1.076    31,472      0.56        1.25              (15.41)
                                                2001     25,279           1.272    32,155      0.29        1.25               (5.22)

  Lazard International Stock Portfolio          2004        448           1.142       511      4.03        1.25               14.20

  MFS Mid Cap Growth Portfolio                  2004     12,782           0.598     7,644        --        1.25               12.62
                                                2003     11,788           0.531     6,256        --        1.25               35.46
                                                2002      5,435           0.392     2,131        --        1.25              (49.48)
                                                2001      2,868           0.776     2,225        --        1.25              (22.40)

  MFS Value Portfolio                           2004      1,087           1.123     1,221      3.51        1.25               12.30

  Pioneer Fund Portfolio                        2004     10,276           1.676    17,225      0.88        1.25                9.76
                                                2003     11,577           1.527    17,682      1.45        1.25               22.26
                                                2002     12,848           1.249    16,052      6.46        1.25              (31.11)
                                                2001     16,857           1.813    30,560      1.77        1.25              (23.95)

  Social Awareness Stock Portfolio              2004     14,427   1.111 - 2.637    38,036      0.74        1.25         2.21 - 4.93
                                                2003     15,328           2.513    38,519      0.55        1.25               27.24
                                                2002     15,984           1.975    31,566      0.86        1.25              (25.78)
                                                2001     17,250           2.661    45,899      0.41        1.25              (16.71)

  U.S. Government Securities Portfolio          2004     37,208           2.138    79,542      4.20        1.25                4.80
                                                2003     44,869           2.040    91,518      4.23        1.25                1.49
                                                2002     57,617           2.010   115,815      8.70        1.25               12.23
                                                2001     31,721           1.791    56,820      3.83        1.25                4.49
TRAVELERS SERIES FUND INC.
  MFS Total Return Portfolio                    2004     42,102           2.457   103,456      2.80        1.25               10.08
                                                2003     39,725           2.232    88,676      2.36        1.25               15.05
                                                2002     37,931           1.940    73,571      6.32        1.25               (6.42)
                                                2001     31,891           2.073    66,113      2.82        1.25               (1.24)

                                                                                                          EXPENSE
                                                                                                         RATIO (2)
                                                YEAR               UNIT VALUE       NET     INVESTMENT   LOWEST TO  TOTAL RETURN (3)
                                               ENDED     UNITS      LOWEST TO     ASSETS    (1) INCOME    HIGHEST      LOWEST TO
                                               DEC 31    (000s)    HIGHEST ($)    ($000s)    RATIO (%)      (%)       HIGHEST (%)
                                               ------    ------    -----------    -------    ---------   --------- -----------------

TRAVELERS SERIES FUND INC. (CONTINUED)
  Pioneer Strategic Income Portfolio            2004        259           1.469       380      24.74       1.25                8.98
                                                2003         --           1.348        --         --       1.25                   -
                                                2002         --           1.348        --         --       1.25                4.58
                                                2001      5,512           1.289     7,105       7.84       1.25                2.96
  Salomon Brothers Strategic Total
    Return Bond Portfolio                       2004        498           1.935       964       6.60       1.25                4.99
                                                2003        365           1.843       673       7.15       1.25               11.97
                                                2002        274           1.646       452       9.98       1.25                6.95
                                                2001        298           1.539       459       5.99       1.25                5.12
  SB Adjustable Rate Income Portfolio -
    Class I Shares                              2004        320           0.999       320       1.60       1.25               (0.10)
                                                2003         37           1.000        37       0.71       1.25                  --

  Smith Barney Aggressive Growth Portfolio      2004     59,276   0.908 - 1.089    53,799         --       1.25         1.02 - 8.61
                                                2003     46,836           0.836    39,149         --       1.25               32.91
                                                2002     26,372           0.629    16,593         --       1.25              (33.51)
                                                2001     11,837           0.946    11,196         --       1.25               (5.40)
  Smith Barney International All Cap
    Growth Portfolio                            2004     15,470           1.283    19,844       0.94       1.25               16.42
                                                2003     16,482           1.102    18,163       1.10       1.25               25.94
                                                2002     17,422           0.875    15,251       0.94       1.25              (26.66)
                                                2001     20,784           1.193    24,795         --       1.25              (32.02)

  Smith Barney Large Cap Value Portfolio        2004     12,122           2.030    24,602       1.89       1.25                9.26
                                                2003     12,794           1.858    23,766       1.77       1.25               26.05
                                                2002     13,429           1.474    19,795       3.70       1.25              (26.34)
                                                2001     15,355           2.001    30,731       1.39       1.25               (9.33)
  Smith Barney Large Capitalization
    Growth Portfolio                            2004     19,869           0.975    19,371       0.36       1.25               (0.91)
                                                2003     16,497           0.984    16,228       0.04       1.25               45.78
                                                2002      2,527           0.675     1,705       0.51       1.25              (25.66)
                                                2001        996           0.908       905         --       1.25               (9.20)

  Strategic Equity Portfolio                    2004     34,952           2.247    78,553       1.39       1.25                8.81
                                                2003     38,380           2.065    79,237         --       1.25               30.94
                                                2002     40,015           1.577    63,111       0.58       1.25              (34.40)
                                                2001     45,324           2.404   108,977       0.20       1.25              (14.45)
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares          2004      3,260           1.453     4,737       0.63       1.25               15.96
                                                2003      1,507           1.253     1,888         --       1.25               25.30
VARIABLE INSURANCE PRODUCTS FUND
  Equity - Income Portfolio - Initial Class     2004    127,917           2.866   366,570       1.56       1.25               10.15
                                                2003    136,245           2.602   354,471       1.82       1.25               28.75
                                                2002    145,201           2.021   293,492       1.81       1.25              (17.98)
                                                2001    163,253           2.464   402,317       1.77       1.25               (6.17)

  Growth Portfolio - Initial Class              2004    192,953           2.721   525,048       0.27       1.25                2.10
                                                2003    212,463           2.665   566,276       0.27       1.25               31.22
                                                2002    228,719           2.031   464,625       0.26       1.25              (30.99)
                                                2001    261,639           2.943   770,037       0.08       1.25              (18.68)

  High Income Portfolio - Initial Class         2004     22,537           1.921    43,285       8.28       1.25                8.29
                                                2003     25,476           1.774    45,206       6.99       1.25               25.64
                                                2002     26,480           1.412    37,384      11.04       1.25                2.17
                                                2001     30,344           1.382    41,935      13.62       1.25              (12.81)

                                                                                                          EXPENSE
                                                                                                         RATIO (2)
                                                YEAR               UNIT VALUE       NET     INVESTMENT   LOWEST TO  TOTAL RETURN (3)
                                               ENDED     UNITS      LOWEST TO     ASSETS    (1) INCOME    HIGHEST      LOWEST TO
                                               DEC 31    (000s)    HIGHEST ($)    ($000s)    RATIO (%)      (%)       HIGHEST (%)
                                               ------    ------    -----------    -------    ---------   --------- -----------------

VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio - Initial Class       2004    100,168   1.040 - 2.303   230,702      2.79        1.25         0.29 - 4.16
                                                2003    112,404           2.211   248,544      3.66        1.25               16.49
                                                2002    123,598           1.898   234,563      4.15        1.25               (9.83)
                                                2001    146,070           2.105   307,544      4.40        1.25               (5.31)

  Contrafund(R) Portfolio - Service Class 2     2004     10,199           1.412    14,397      0.12        1.25               13.78
                                                2003      3,102           1.241     3,851        --        1.25               24.10
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio - Service Class 2           2004     27,002           1.537    41,510        --        1.25               23.06
                                                2003     14,087           1.249    17,590      0.22        1.25               36.50
                                                2002      8,999           0.915     8,229      0.37        1.25              (11.08)
                                                2001      1,515           1.029     1,559        --        1.25                2.90


(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

9. Schedule of Accumulation and Annuity Units
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       DREYFUS STOCK INDEX FUND -
                                       CAPITAL APPRECIATION FUND             INITIAL SHARES
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............    108,312,514     120,205,079     149,014,166     153,048,246
Accumulation units purchased and
  transferred from other funding
  options .........................      9,421,019      15,013,548      21,750,598      28,866,043
Accumulation units redeemed and
  transferred to other funding
  options .........................    (18,943,873)    (26,892,243)    (27,269,147)    (32,874,452)
Annuity units .....................        (13,382)        (13,870)        (26,262)        (25,671)
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     98,776,278     108,312,514     143,469,355     149,014,166
                                    =============== ===============  ==============  ==============


         HIGH YIELD BOND TRUST
----------------------------------------
        2004                2003
        ----                ----

           9,376,790          8,053,320


           2,143,494          5,687,900


          (2,759,575)        (4,363,349)
              (1,012)            (1,081)
--------------------- ------------------

           8,759,697          9,376,790
===================== ==================


                                                                       ALLIANCEBERNSTEIN PREMIER
                                          MANAGED ASSETS TRUST         GROWTH PORTFOLIO - CLASS B
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............     43,669,434      46,383,438       2,865,087       2,555,550
Accumulation units purchased and
  transferred from other funding
  options .........................      3,338,686       3,967,297       1,968,877       1,944,084
Accumulation units redeemed and
  transferred to other funding
  options .........................     (6,722,608)     (6,673,080)     (1,126,375)     (1,634,547)
Annuity units .....................        (10,190)         (8,221)             --              --
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     40,275,322      43,669,434       3,707,589       2,865,087
                                    =============== ===============  ==============  ==============


   CITISTREET DIVERSIFIED BOND FUND -
                 CLASS I
----------------------------------------
        2004                2003
        ----                ----

         181,300,133        202,596,627


          40,290,951         42,771,186


         (35,587,126)       (64,044,281)
             (23,700)           (23,399)
--------------------- ------------------

         185,980,258        181,300,133
===================== ==================


                                    CITISTREET INTERNATIONAL STOCK   CITISTREET LARGE COMPANY STOCK
                                             FUND - CLASS I                   FUND - CLASS I
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............    133,441,492     157,090,551     208,253,227     203,063,964
Accumulation units purchased and
  transferred from other funding
  options .........................     19,693,445      57,474,153      29,119,357      52,629,548
Accumulation units redeemed and
  transferred to other funding
  options .........................    (32,196,654)    (81,114,560)    (37,626,282)    (47,428,515)
Annuity units .....................         (9,596)         (8,652)        (13,509)        (11,770)
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................    120,928,687     133,441,492     199,732,793     208,253,227
                                    =============== ===============  ==============  ==============


     CITISTREET SMALL COMPANY STOCK
              FUND - CLASS I
----------------------------------------
        2004                2003
        ----                ----

          98,738,316         93,220,052


          12,509,297         29,878,842


         (22,120,142)       (24,350,636)
              (5,500)            (9,942)
--------------------- ------------------

          89,121,971         98,738,316
===================== ==================


                                       DELAWARE VIP REIT SERIES -      FUND - DEVELOPING LEADERS
                                             STANDARD CLASS            PORTFOLIO - INITIAL SHARES
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............      4,405,737              --      50,882,672      47,369,019
Accumulation units purchased and
  transferred from other funding
  options .........................     10,836,448       5,261,698      13,612,921      19,784,629
Accumulation units redeemed and
  transferred to other funding
  options .........................     (4,123,255)       (855,961)    (11,985,626)    (16,268,529)
Annuity units .....................             --              --          (2,493)         (2,447)
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     11,118,930       4,405,737      52,507,474      50,882,672
                                    =============== ===============  ==============  ==============


FRANKLIN SMALL CAP FUND - CLASS 2 SHARES
----------------------------------------
        2004                2003
        ----                ----

           3,060,921          1,397,130


           2,363,889          3,398,466


          (1,441,254)        (1,734,675)
                  --                 --
--------------------- ------------------

           3,983,556          3,060,921
===================== ==================

9. Schedule of Accumulation and Annuity Units
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                    MUTUAL SHARES SECURITIES FUND -   TEMPLETON DEVELOPING MARKETS
                                            CLASS 2 SHARES          SECURITIES FUND - CLASS 2 SHARES
                                    ------------------------------- --------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............      1,486,942              --              --              --
Accumulation units purchased and
  transferred from other funding
  options .........................      3,383,521       1,626,866         995,734              --
Accumulation units redeemed and
  transferred to other funding
  options .........................     (1,136,702)       (139,924)       (149,639)             --
Annuity units .....................             --              --              --              --
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................      3,733,761       1,486,942         846,095              --
                                    =============== ===============  ==============  ==============


      TEMPLETON FOREIGN SECURITIES
          FUND - CLASS 2 SHARES
----------------------------------------
        2004                2003
        ----                ----

                  --                 --


           1,169,958                 --


            (134,997)                --
                  --                 --
--------------------- ------------------

           1,034,961                 --
===================== ==================


                                        TEMPLETON GLOBAL ASSET        TEMPLETON GROWTH SECURITIES
                                   ALLOCATION FUND - CLASS 1 SHARES       FUND - CLASS 1 SHARES
                                   --------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............     53,977,404      59,225,975      97,403,572     107,999,132
Accumulation units purchased and
  transferred from other funding
  options .........................      5,627,818       6,240,011       9,001,098       9,915,019
Accumulation units redeemed and
  transferred to other funding
  options .........................     (8,927,513)    (11,481,769)    (14,071,138)    (20,504,964)
Annuity units .....................         (5,000)         (6,813)         (5,970)         (5,615)
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     50,672,709      53,977,404      92,327,562      97,403,572
                                    =============== ===============  ==============  ==============


         APPRECIATION PORTFOLIO
----------------------------------------
        2004                2003
        ----                ----

           2,886,552            876,855


           3,190,674          2,645,703


            (938,186)          (636,006)
                  --                 --
--------------------- ------------------

           5,139,040          2,886,552
===================== ==================


                                                                     INTERNATIONAL GROWTH PORTFOLIO
                                      FUNDAMENTAL VALUE PORTFOLIO           - SERVICE SHARES
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............     30,789,994      21,690,834       3,557,813       1,992,687
Accumulation units purchased and
  transferred from other funding
  options .........................     15,074,645      14,846,726       5,303,286      16,075,286
Accumulation units redeemed and
  transferred to other funding
  options .........................     (6,927,373)     (5,747,321)     (3,496,552)    (14,510,160)
Annuity units .....................           (589)           (245)             --              --
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     38,936,677      30,789,994       5,364,547       3,557,813
                                    =============== ===============  ==============  ==============


      LAZARD RETIREMENT SMALL CAP
               PORTFOLIO
----------------------------------------
        2004                2003
        ----                ----

           1,896,134                 --


           3,371,697          2,263,703


          (1,211,333)          (367,569)
                  --                 --
--------------------- ------------------

           4,056,498          1,896,134
===================== ==================


                                        TOTAL RETURN PORTFOLIO -     PUTNAM VT INTERNATIONAL EQUITY
                                          ADMINISTRATIVE CLASS           FUND - CLASS IB SHARES
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............      2,399,897              --       3,592,150       2,779,812
Accumulation units purchased and
  transferred from other funding
  options .........................      5,370,173       3,407,030       1,985,086      25,424,117
Accumulation units redeemed and
  transferred to other funding
  options .........................     (1,891,491)     (1,007,133)     (1,708,578)    (24,611,779)
Annuity units .....................             --              --              --              --
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................      5,878,579       2,399,897       3,868,658       3,592,150
                                    =============== ===============  ==============  ==============


       PUTNAM VT SMALL CAP VALUE
         FUND - CLASS IB SHARES
----------------------------------------
        2004                2003
        ----                ----

          27,307,302         23,342,138


          15,641,818         16,222,879


          (9,283,800)       (12,254,524)
              (3,084)            (3,191)
--------------------- ------------------

          33,662,236         27,307,302
===================== ==================

9. Schedule of Accumulation and Annuity Units
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                        ALL CAP FUND - CLASS I          INVESTORS FUND - CLASS I
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............     23,365,758      16,640,804       5,708,051       4,408,473
Accumulation units purchased and
  transferred from other funding
  options .........................      8,221,620      11,603,276       2,509,762       2,768,537
Accumulation units redeemed and
  transferred to other funding
  options .........................     (5,089,190)     (4,878,322)     (1,318,721)     (1,468,959)
Annuity units .....................             --              --              --              --
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     26,498,188      23,365,758       6,899,092       5,708,051
                                    =============== ===============  ==============  ==============


    SMALL CAP GROWTH FUND - CLASS I
----------------------------------------
        2004                2003
        ----                ----

           5,518,116          1,495,493


           4,831,816          6,527,830


          (3,962,588)        (2,505,207)
                  --                 --
--------------------- ------------------

           6,387,344          5,518,116
===================== ==================


                                       DISCIPLINED MID CAP STOCK       LAZARD INTERNATIONAL STOCK
                                               PORTFOLIO                        PORTFOLIO
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............     30,484,250      29,242,637              --              --
Accumulation units purchased and
  transferred from other funding
  options .........................      8,629,157      10,317,889         524,041              --
Accumulation units redeemed and
  transferred to other funding
  options .........................     (7,601,260)     (9,074,733)        (76,380)             --
Annuity units .....................         (2,156)         (1,543)              -              --
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     31,509,991      30,484,250         447,661              --
                                    =============== ===============  ==============  ==============


      MFS MID CAP GROWTH PORTFOLIO
----------------------------------------
        2004                2003
        ----                ----

          11,787,849          5,435,083


           7,597,888         13,554,252


          (6,603,323)        (7,201,486)
                  --                 --
--------------------- ------------------

          12,782,414         11,787,849
===================== ==================


                                          MFS VALUE PORTFOLIO            PIONEER FUND PORTFOLIO
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............             --              --      11,576,990      12,848,342
Accumulation units purchased and
  transferred from other funding
  options .........................      1,152,875              --       1,277,829       2,089,028
Accumulation units redeemed and
  transferred to other funding
  options .........................        (65,860)             --      (2,577,484)     (3,358,834)
Annuity units .....................             --              --          (1,486)         (1,546)
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................      1,087,015              --      10,275,849      11,576,990
                                    =============== ===============  ==============  ==============


    SOCIAL AWARENESS STOCK PORTFOLIO
----------------------------------------
        2004                2003
        ----                ----

          15,327,635         15,983,693


           1,768,742          2,158,101


          (2,669,394)        (2,814,159)
                  --                 --
--------------------- ------------------

          14,426,983         15,327,635
===================== ==================


                                      U.S. GOVERNMENT SECURITIES
                                               PORTFOLIO               MFS TOTAL RETURN PORTFOLIO
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............     44,868,613      57,617,140      39,725,454      37,930,886
Accumulation units purchased and
  transferred from other funding
  options .........................      5,755,274      15,901,099      10,511,238      12,699,311
Accumulation units redeemed and
  transferred to other funding
  options .........................    (13,414,372)    (28,647,738)     (8,131,583)    (10,901,598)
Annuity units .....................         (1,930)         (1,888)         (2,874)         (3,145)
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     37,207,585      44,868,613      42,102,235      39,725,454
                                    =============== ===============  ==============  ==============


   PIONEER STRATEGIC INCOME PORTFOLIO
----------------------------------------
        2004                2003
        ----                ----

                  --                 --


             280,170                 --


             (21,353)                --
                  --                 --
--------------------- ------------------

             258,817                 --
===================== ==================

9. Schedule of Accumulation and Annuity Units
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                      SALOMON BROTHERS STRATEGIC       SB ADJUSTABLE RATE INCOME
                                      TOTAL RETURN BOND PORTFOLIO      PORTFOLIO - CLASS I SHARES
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............        364,923         274,333          36,742              --
Accumulation units purchased and
  transferred from other funding
  options .........................        348,840         322,337         428,786          48,223
Accumulation units redeemed and
  transferred to other funding
  options .........................       (215,472)       (231,747)       (145,149)        (11,481)
Annuity units .....................             --              --              --              --
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................        498,291         364,923         320,379          36,742
                                    =============== ===============  ==============  ==============


SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------
        2004                2003
        ----                ----

          46,835,775         26,371,596


          24,157,463         30,197,534


         (11,717,012)        (9,733,087)
                (601)              (268)
--------------------- ------------------

          59,275,625         46,835,775
===================== ==================


                                    SMITH BARNEY INTERNATIONAL ALL    SMITH BARNEY LARGE CAP VALUE
                                         CAP GROWTH PORTFOLIO                  PORTFOLIO
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............     16,482,494      17,421,508      12,794,011      13,428,790
Accumulation units purchased and
  transferred from other funding
  options .........................      4,893,519      32,018,217       1,947,979       2,769,575
Accumulation units redeemed and
  transferred to other funding
  options .........................     (5,900,898)    (32,952,141)     (2,619,104)     (3,403,498)
Annuity units .....................         (4,919)         (5,090)           (792)           (856)
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     15,470,196      16,482,494      12,122,094      12,794,011
                                    =============== ===============  ==============  ==============


SMITH BARNEY LARGE CAPITALIZATION GROWTH
                PORTFOLIO
----------------------------------------
        2004                2003
        ----                ----

          16,496,778          2,526,696


          12,784,328         17,981,642


          (9,411,191)        (4,011,319)
                (442)              (241)
--------------------- ------------------

          19,869,473         16,496,778
===================== ==================


                                                                     COMSTOCK PORTFOLIO - CLASS II
                                      STRATEGIC EQUITY PORTFOLIO                 SHARES
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............     38,379,656      40,014,581       1,506,552              --
Accumulation units purchased and
  transferred from other funding
  options .........................      3,774,447       6,877,835       2,381,581       1,821,299
Accumulation units redeemed and
  transferred to other funding
  options .........................     (7,198,333)     (8,508,887)       (628,354)       (314,747)
Annuity units .....................         (3,604)         (3,873)             --              --
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     34,952,166      38,379,656       3,259,779       1,506,552
                                    =============== ===============  ==============  ==============


  EQUITY - INCOME PORTFOLIO - INITIAL
                 CLASS
----------------------------------------
        2004                2003
        ----                ----

         136,244,906        145,200,704


          13,114,652         16,080,958


         (21,422,866)       (25,016,538)
             (19,434)           (20,218)
--------------------- ------------------

         127,917,258        136,244,906
===================== ==================


                                      GROWTH PORTFOLIO - INITIAL        HIGH INCOME PORTFOLIO -
                                                 CLASS                       INITIAL CLASS
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............    212,462,546     228,718,720      25,475,600      26,479,748
Accumulation units purchased and
  transferred from other funding
  options .........................     17,548,750      25,139,956       5,396,489      15,165,958
Accumulation units redeemed and
  transferred to other funding
  options .........................    (37,038,622)    (41,375,288)     (8,330,726)    (16,165,804)
Annuity units .....................        (19,452)        (20,842)         (3,928)         (4,302)
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................    192,953,222     212,462,546      22,537,435      25,475,600
                                    =============== ===============  ==============  ==============


ASSET MANAGER PORTFOLIO - INITIAL CLASS
----------------------------------------
        2004                2003
        ----                ----

         112,403,688        123,597,633


           6,421,699          7,522,311


         (18,646,228)       (18,703,034)
             (10,919)           (13,222)
--------------------- ------------------

         100,168,240        112,403,688
===================== ==================

9. Schedule of Accumulation and Annuity Units
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                       CONTRAFUND(R) PORTFOLIO -      MID CAP PORTFOLIO - SERVICE
                                            SERVICE CLASS 2                     CLASS 2
                                    -------------------------------  ------------------------------
                                         2004            2003            2004            2003
                                         ----            ----            ----            ----
Accumulation and annuity units
  beginning of year ...............      3,102,094              --      14,086,757       8,998,650
Accumulation units purchased and
  transferred from other funding
  options .........................     10,252,987       3,494,838      17,929,473       9,192,553
Accumulation units redeemed and
  transferred to other funding
  options .........................     (3,155,853)       (392,744)     (5,014,118)     (4,104,446)
Annuity units .....................           (701)             --              --              --
                                    --------------- ---------------  --------------  --------------
Accumulation and annuity units
  end of year .....................     10,198,527       3,102,094      27,002,112      14,086,757
                                    =============== ===============  ==============  ==============


                COMBINED
----------------------------------------
        2004                2003
        ----                ----

       2,043,653,487      2,067,525,919


         411,605,895        611,597,293


        (434,754,653)      (635,271,774)
            (193,525)          (197,951)
--------------------- ------------------

       2,020,311,204      2,043,653,487
===================== ==================

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors of the Travelers Life and Annuity Company and Owners of Variable Annuity Contracts of The Travelers Fund U for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund U for Variable Annuities as of December 31, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for each of years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Travelers Fund U for Variable Annuities as of December 31, 2004, the results of its operations for the year then ended, the changes in the net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


[KMPG LLP SIG]

Hartford, Connecticut
March 16, 2005

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                              Hartford, Connecticut











This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund U for Variable Annuities or shares of Fund U's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund U for Variable Annuities product(s) offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.
















VG-FNDU (Annual) (12-04) Printed in U.S.A.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                         2004          2003          2002
                                                        ----          ----          ----

REVENUES

Premiums                                                $2,226        $2,327        $1,924
Net investment income                                    3,348         3,058         2,936
Realized investment gains (losses)                          16            37          (322)
Fee income                                                 781           606           560
Other revenues                                             124           111           136
--------------------------------------------------- ------------- ------------- -------------
     Total Revenues                                      6,495         6,139         5,234
--------------------------------------------------- ------------- ------------- -------------

BENEFITS AND EXPENSES
Current and future insurance benefits                    1,971         2,102         1,711
Interest credited to contractholders                     1,305         1,248         1,220
Amortization of deferred acquisition costs                 649           501           393
General and administrative expenses                        487           459           407
--------------------------------------------------- ------------- ------------- -------------
     Total Benefits and Expenses                         4,412         4,310         3,731
--------------------------------------------------- ------------- ------------- -------------
Income from operations before federal income taxes       2,083         1,829         1,503
--------------------------------------------------- ------------- ------------- -------------

Federal income taxes
     Current                                               563           360           236
     Deferred                                               39           111           185
--------------------------------------------------- ------------- ------------- -------------
     Total Federal Income Taxes                            602           471           421
--------------------------------------------------- ------------- ------------- -------------
Net Income                                              $1,481        $1,358        $1,082
=================================================== ============= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)

AT DECEMBER 31,                                   2004          2003
--------------------------------------------- ------------- -------------

ASSETS
Fixed maturities, available for sale at
  fair value (including $2,468 and $2,170
  subject to securities lending agreements)
  (cost $45,314; $40,119)                         $47,715       $42,323
Equity securities, at fair value
  (cost $322; $323)                                   367           362
Mortgage loans                                      2,124         1,886
Policy loans                                        1,121         1,135
Short-term securities                               3,731         3,603
Trading securities, at fair value                   1,360         1,707
Other invested assets                               5,005         5,188
--------------------------------------------- ------------- -------------
     Total Investments                             61,423        56,204
--------------------------------------------- ------------- -------------

Cash                                                  246           149
Investment income accrued                             606           567
Premium balances receivable                           177           165
Reinsurance recoverables                            4,667         4,470
Deferred acquisition costs                          4,949         4,395
Separate and variable accounts                     31,327        26,972
Other assets                                        2,448         2,426
--------------------------------------------- ------------- -------------
     Total Assets                                $105,843       $95,348
--------------------------------------------- ------------- -------------

LIABILITIES
Contractholder funds                              $34,101       $30,252
Future policy benefits and claims                  16,808        15,964
Separate and variable accounts                     31,327        26,972
Deferred federal income taxes                       2,220         2,030
Trading securities sold not yet
  purchased, at fair value                            473           637
Other liabilities                                   6,609         6,136
--------------------------------------------- ------------- -------------
     Total Liabilities                             91,538        81,991
--------------------------------------------- ------------- -------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50;
  40 million shares authorized,
  issued and outstanding                              100           100
Additional paid-in capital                          5,449         5,446
Retained earnings                                   7,159         6,451
Accumulated other changes in
  equity from nonowner sources                      1,597         1,360
--------------------------------------------- ------------- -------------
     Total Shareholder's Equity                    14,305        13,357
--------------------------------------------- ------------- -------------

     Total Liabilities and
       Shareholder's Equity                      $105,843       $95,348
============================================= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                           FOR THE YEAR ENDED DECEMBER 31,
----------------------------------------- ---------- ----------- ----------
COMMON STOCK                                  2004        2003       2002
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                    $100        $100       $100
Changes in common stock                          -           -          -
----------------------------------------- ---------- ----------- ----------
Balance, end of year                          $100        $100       $100
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ADDITIONAL PAID-IN CAPITAL
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $5,446      $5,443     $3,864
Stock option tax benefit (expense)               3           3        (17)
Capital contributed by parent                    -           -      1,596
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $5,449      $5,446     $5,443
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
RETAINED EARNINGS
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $6,451      $5,638     $5,142
Net income                                   1,481       1,358      1,082
Dividends to parent                           (773)       (545)      (586)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $7,159      $6,451     $5,638
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $1,360        $454        $74
Unrealized gains, net of tax                   138         817        452
Foreign currency translation,
  net of tax                                     1           4          3
Derivative instrument hedging
  activity gains (losses),
  net of tax                                    98          85        (75)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $1,597      $1,360       $454
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Net income                                  $1,481      $1,358     $1,082
Other changes in equity
  from nonowner sources                        237         906        380
----------------------------------------- ---------- ----------- ----------
Total changes in equity
  from nonowner sources                     $1,718      $2,264     $1,462
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
TOTAL SHAREHOLDER'S EQUITY
----------------------------------------- ---------- ----------- ----------
Changes in total shareholder's equity         $948      $1,722     $2,455
Balance, beginning of year                  13,357      11,635      9,180
----------------------------------------- ---------- ----------- ----------
Balance, end of year                       $14,305     $13,357    $11,635
========================================= ========== =========== ==========


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                               2004         2003        2002
---------------------------------------------------------- ----------- ------------ ----------
CASH FLOWS FROM OPERATING ACTIVITIES

     Premiums collected                                       $2,218       $2,335     $1,917
     Net investment income received                            3,228        2,787      2,741
     Other revenues received                                     901          335        384
     Benefits and claims paid                                 (1,367)      (1,270)    (1,218)
     Interest paid to contractholders                         (1,294)      (1,226)    (1,220)
     Operating expenses paid                                  (1,646)      (1,375)    (1,310)
     Income taxes paid                                          (262)        (456)      (197)
     Trading account investments (purchases), sales, net         226         (232)        76
     Other                                                      (479)         (84)      (105)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Operating Activities             1,525          814      1,068
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                      6,833        7,446      4,459
         Mortgage loans                                          655          358        374
     Proceeds from sales of investments
         Fixed maturities                                      7,796       15,078     15,472
         Equity securities                                        78          124        212
         Mortgage loans                                           52            -          -
         Real estate held for sale                                55            5         26
     Purchases of investments
         Fixed maturities                                    (19,164)     (26,766)   (23,623)
         Equity securities                                      (157)        (144)      (134)
         Mortgage loans                                         (944)        (317)      (355)
     Policy loans, net                                            14           34         39
     Short-term securities (purchases) sales, net               (116)         814     (1,320)
     Other investments (purchases) sales, net                     50          108        (69)
     Securities transactions in course of settlement, net        699         (618)       529
---------------------------------------------------------- ----------- ------------ ----------
     Net Cash Used in Investing Activities                    (4,149)      (3,878)    (4,390)
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                              9,619        8,326      8,505
     Contractholder fund withdrawals                          (6,125)      (4,754)    (4,729)
     Capital contribution by parent                                -            -        172
     Dividends to parent company                                (773)        (545)      (586)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Financing Activities             2,721        3,027      3,362
---------------------------------------------------------- ----------- ------------ ----------
Net increase (decrease) in cash                                   97          (37)        40
Cash at December 31, previous year                               149          186        146
---------------------------------------------------------- ----------- ------------ ----------
Cash at December 31, current year                               $246         $149       $186
========================================================== =========== ============ ==========



                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated. The Company consolidates entities deemed to be variable interest entities when the Company is determined to be the primary beneficiary under Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46).

On January 31, 2005, Citigroup announced its intention to sell its Life Insurance and Annuities business, which includes TIC, TLAC and certain other businesses, to MetLife, Inc. Primerica Life and its subsidiaries will remain part of Citigroup. See Note 17.

The financial statements and accompanying footnotes of the Company are prepared in conformity with U.S. generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2004 presentation.

ACCOUNTING CHANGES

ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

On January 1, 2004, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The main components of SOP 03-1 provide guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following summarizes the more significant aspects of the Company's adoption of SOP 03-1:

SEPARATE ACCOUNT PRESENTATION. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entities' general account.

The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with guaranteed minimum death benefit (GMDB) features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under universal life (UL) and variable universal life (VUL) products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

SALES INDUCEMENTS TO CONTRACT HOLDERS. SOP 03-1 provides, prospectively, that sales inducements provided to contract holders meeting certain criteria are capitalized and amortized over the expected life of the contract as a component of benefit expense. During 2004, the Company capitalized sales inducements of approximately $50.6 million in accordance with SOP 03-1. These inducements relate to bonuses on certain products offered by the Company. For 2004, amortization of these capitalized amounts was insignificant.

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

On January 1, 2004, the Company adopted Financial Accounting Standards Board
(FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities (revised December 2003)," (FIN 46-R), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance. FIN 46 and FIN 46-R change the method of determining

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

whether certain entities should be included in the Company's consolidated financial statements. The Company has evaluated the impact of applying FIN 46-R to existing VIEs in which it has variable interests. The effect of adopting FIN 46-R on the Company's consolidated balance sheet is immaterial. See Note 3.

An entity is subject to FIN 46 and FIN 46-R and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities, and noncontrolling interests of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities, and noncontrolling interests of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs increasing both total assets and total liabilities by approximately $407 million. The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have a significant impact on the Company's consolidated financial statements.

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not affect the Company's consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

STOCK-BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), the alternative method of accounting, an offsetting increase to stockholders' equity under SFAS 123 is recorded equal to the amount of compensation expense charged. During the 2004 first quarter, the Company changed its option valuation from the Black-Scholes model to the Binomial Method. The impact of this change was immaterial.

Had the Company applied SFAS 123 prior to 2003 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:


 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 YEAR ENDED DECEMBER 31,                                                        2004             2003             2002
 ($ IN MILLIONS)

 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Compensation expense related to stock option      As reported                   $2               $2                $-
 plans, net of tax                                 Pro forma                      5                7                 9
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Net income                                        As reported                $1,481          $1,358            $1,082
                                                   Pro forma                   1,478           1,353             1,073
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------


BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted the FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

OTHER-THAN-TEMPORARY IMPAIRMENTS OF CERTAIN INVESTMENTS

On September 30, 2004, the FASB voted unanimously to delay the effective date of Emerging Issues Task Force (EITF) No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-1). The delay applies to both debt and equity securities and specifically applies to impairments caused by interest rate and sector spreads. In addition, the provisions of EITF 03-1 that have been delayed relate to the requirements that a company declare its intent to hold the security to recovery and designate a recovery period in order to avoid recognizing an other-than-temporary impairment charge through earnings.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The FASB will be issuing implementation guidance related to this topic. Once issued, the Company will evaluate the impact of adopting EITF 03-1. The disclosures required by EITF 03-1 are included in Note 3 to the Consolidated Financial Statements.

STOCK-BASED COMPENSATION

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), "Share-Based Payment" (SFAS 123-R), which replaces the existing SFAS 123 and supersedes APB
25. SFAS 123-R requires companies to measure and record compensation expense for stock options and other share-based payment based on the instruments' fair value. SFAS 123-R is effective for interim and annual reporting periods beginning after June 15, 2005. The Company will adopt SFAS 123-R on July 1, 2005 by using a modified prospective approach. For unvested stock-based awards granted before January 1, 2003 (APB 25 awards), the Company will expense the fair value of the awards as at the grant date over the remaining vesting period. The impact of recognizing compensation expense for the unvested APB 25 awards will be immaterial in the third and fourth quarters of 2005. In addition, the amount of additional compensation expense that will be disclosed as the impact in the first and second quarters of 2005, as if the standard had been adopted as of January 1, 2005, but will not be recognized in earnings, will be immaterial. The Company continues to evaluate other aspects of adopting SFAS 123-R.

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 3), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investments effective yield is based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual and projected future cash flows.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. Cash received on impaired loans is reported as income. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Cash includes certificates of deposits and other time deposits with original maturities of less than 90 days.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include limited partnership and limited liability company interests in investment funds and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is real estate held for sale, which is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an impairment for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell.

Also included in other invested assets is an investment in Citigroup Preferred Stock, which is recorded at cost. See Notes 13 and 17.

Accrual of investment income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with investment strategies designed to enhance portfolio returns. (See Note 11 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This documentation includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed.

A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will be reported in accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the change in fair value is immediately included in realized investment gains and losses.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of effectiveness. If a hedge relationship is found to be ineffective, it no longer qualifies for hedge accounting and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the derivative remains in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivative contracts are carried at fair value, with changes in value reflected in realized investment gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

The Company bifurcates an embedded derivative from the host contract where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

The Company may enter into derivative contracts to hedge the exposures represented by these embedded derivatives. These are economic hedges, however they do not qualify for hedge accounting. These derivatives are carried at fair value, with the changes in value reflected in realized gains and losses.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Realized gains and losses also result from fair value changes in derivative contracts that do not qualify, or are not designated, as hedging instruments, and the application of fair value hedges under SFAS 133. Impairments are recognized as realized losses when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary losses exist. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

DEFERRED ACQUISITION COSTS

Deferred acquisition costs (DAC) represent costs that are deferred and amortized over the estimated life of the related insurance policies. DAC principally includes commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

DAC for deferred annuities, both fixed and variable, and payout annuities is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8, generally over 10-15

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

years. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.

DAC for universal life and COLI is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97, generally over 16-25 years. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income.

DAC relating to traditional life, including term insurance, and health insurance is amortized in relation to anticipated premiums per SFAS 60, generally over 5-20 years. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy.

All DAC is reviewed at least annually to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 5.

VALUE OF INSURANCE IN FORCE

The value of insurance in force is an asset that represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 5.

SEPARATE AND VARIABLE ACCOUNTS

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with GMDB features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets are included in other assets. The carrying amount of goodwill and other intangible assets is reviewed at least annually for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of SFAS 141 and SFAS 142, as of January 1, 2002, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life, COLI, pension investment, guaranteed investment contracts (GICs), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 3.5% to 5.4%, with a weighted average interest rate of 4.7%.

Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment-type contracts range from less than 1.0% to 8.0% with a weighted average interest rate of 4.2%.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under UL and VUL products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life products and are prepared in accordance with industry standards and U.S. GAAP. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 1.7% to 8.7% with a weighted average of 6.5% for these products. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 5.3%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2004 and 2003, the Company had a liability of $22.6 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.8 million and $4.6 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premium income is reported for individual payout annuities, group close-out annuities, whole life and term insurance. The annuities premiums are recognized as revenue when collected. The life premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

CURRENT AND FUTURE INSURANCE BENEFITS

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICs and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc. These business segments are Travelers Life & Annuity (TLA) and Primerica Life Insurance (Primerica).

TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are deferred fixed and variable annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans, structured settlements and funding agreements.

The PRIMERICA business segment consolidates the businesses of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products,

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

primarily term insurance, to customers through a sales force of approximately 106,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

       ($ IN MILLIONS)

       REVENUES BY SEGMENT           2004            2003           2002
       -------------------           ----            ----           ----
       TLA                         $4,725          $4,479         $3,653
       Primerica                    1,770           1,660          1,581
                                 --------         -------        -------
       Total Revenues              $6,495          $6,139         $5,234
                                 ========         =======        =======

       NET INCOME BY SEGMENT

       TLA                           $990            $918           $673
       Primerica                      491             440            409
                                 --------         -------        -------
       Net Income                  $1,481          $1,358         $1,082
                                 ========         =======        =======

       ASSETS BY SEGMENT

       TLA                        $95,824         $85,881        $74,562
       Primerica                   10,019           9,467          8,433
                                 --------         -------        -------
       Total segments            $105,843         $95,348        $82,995
                                 ========         =======        =======

The following tables contain key segment measurements.

     BUSINESS SEGMENT INFORMATION:
     ---------------------------------------------- ------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2004

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     ---------------------------------------------- ------------- -------------
     Premiums                                            $911        $1,315
     Net investment income                              3,012           336
     Interest credited to contractholders               1,305             -
     Amortization of deferred acquisition costs           400           249
     Expenditures for deferred acquisition costs          810           393
     Federal income taxes                                 361           241

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2003

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                          $1,082        $1,245
     Net investment income                              2,743           315
     Interest credited to contractholders               1,248             -
     Amortization of deferred acquisition costs           266           235
     Expenditures for deferred acquisition costs          583           377
     Federal income taxes                                 240           231

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2002

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                            $730        $1,194
     Net investment income                              2,646           290
     Interest credited to contractholders               1,220             -
     Amortization of deferred acquisition costs           174           219
     Expenditures for deferred acquisition costs          556           323
     Federal income taxes                                 212           209

The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the years ended December 31, 2004, 2003 and 2002, deposits collected amounted to $14.4 billion, $12.0 billion and $11.9 billion, respectively.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

3.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2004                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,568           $311                $9        $8,870

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,143            106                 -         2,249

             Obligations of states, municipalities and
             political subdivisions                                   364             41                 1           404

             Debt securities issued by foreign governments            847             81                 1           927

             All other corporate bonds                             25,603          1,466                40        27,029

             Other debt securities                                  7,613            421                14         8,020

             Redeemable preferred stock                               176             41                 1           216
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $45,314         $2,467               $66       $47,715
        ----------------------------------------------------- --------------- ---------------- --------------- ------------


        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2003                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,061           $326               $18        $8,369

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,035             22                12         2,045

             Obligations of states, municipalities and
             political subdivisions                                   379             21                 2           398

             Debt securities issued by foreign governments            690             51                 1           740

             All other corporate bonds                             23,098          1,507                64        24,541

             Other debt securities                                  5,701            377                22         6,056

             Redeemable preferred stock                               155             20                 1           174
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $40,119         $2,324              $120       $42,323
        ----------------------------------------------------- --------------- ---------------- --------------- ------------

Proceeds from sales of fixed maturities classified as available for sale were $7.8 billion, $15.1 billion and $15.5 billion in 2004, 2003 and 2002, respectively. Gross gains of $246 million, $476 million and $741

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

million and gross losses of $263 million, $394 million and $309 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $40 million, $110 million and $639 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value. Impairments in 2002 were concentrated in telecommunication and energy company investments.

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        ---------------------------------------- --------------- ---------------

                                                    AMORTIZED
        ($ IN MILLIONS)                                COST         FAIR VALUE
        ---------------------------------------- --------------- ---------------
        MATURITY:

             Due in one year or less                   $2,634            $2,679
             Due after 1 year through 5 years          13,015            13,514
             Due after 5 years through 10 years        13,262            14,034
             Due after 10 years                         7,835             8,618
        ---------------------------------------- --------------- ---------------
                                                       36,746            38,845
        ---------------------------------------- --------------- ---------------
             Mortgage-backed securities                 8,568             8,870
        ---------------------------------------- --------------- ---------------
                 Total Maturity                       $45,314           $47,715
        ---------------------------------------- --------------- ---------------

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2004 and 2003, the Company held CMOs classified as available for sale with a fair value of $6.0 billion and $5.2 billion, respectively. Approximately 28% and 30%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2004 and 2003. In addition, the Company held $2.9 billion and $3.0 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2004 and 2003, respectively. All of these securities are rated AAA.

The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests it in the Company's short-term money market pool (See Note 13). The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2004 and 2003, the Company held cash collateral of $2.2 billion and $2.4 billion, respectively. The Company also had $382.7 million of investments held as collateral with a third party at December 31, 2004. The Company does not have the right to sell or pledge this collateral and it is not recorded on the consolidated balance sheet. No such collateral existed at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices. These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. The liability is classified as other liabilities in the consolidated balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2004 and 2003.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:


        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        EQUITY SECURITIES:                                          GROSS UNREALIZED       GROSS UNREALIZED        FAIR
        ($ IN MILLIONS)                                  COST             GAINS                 LOSSES            VALUE
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2004
             Common stocks                                $153               $42                    $1              $194
             Non-redeemable preferred stocks               169                 6                     2               173
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $322               $48                    $3              $367
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2003
             Common stocks                                $109               $27                    $2              $134
             Non-redeemable preferred stocks               214                14                     -               228
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $323               $41                    $2              $362
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------

Proceeds from sales of equity securities were $78 million, $124 million and $212 million in 2004, 2003 and 2002, respectively. Gross gains of $29 million, $23 million and $8 million and gross losses of $10 million, $2 million and $4 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $5 million, $11 million and $19 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value.

OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2004 are temporary in nature. The Company conducts a periodic review to identify and evaluate investments that have indications of possible impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer;

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

o Identification and evaluation of investments that have possible indications of impairment;

o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of the length of time the investment has been in an unrealized loss position;

o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

o Documentation of the results of these analyses, as required under business policies.

The table below shows the fair value of investments in fixed maturities and equity securities that are available for sale and have been in an unrealized loss position at December 31, 2004:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                         Less Than One Year         One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                              $955             $7          $82            $2      $1,037           $9
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities        66              -           11             -          77            -
Obligations of states, municipalities and political
     subdivisions                                              4              -           11             1          15            1
Debt securities issued by foreign governments                 24              1            2             -          26            1
All other corporate bonds                                  3,494             32          269             8       3,763           40
Other debt securities                                      1,072             10          199             4       1,271           14
Redeemable preferred stock                                    15              -            7             1          22            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,630            $50         $581           $16      $6,211          $66
Equity securities                                            $39             $2          $14            $1         $53           $3
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2004, the cost of approximately 825 investments in fixed maturity and equity securities exceeded their fair value by $69 million. Of the $69 million, $50 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 93% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $16 million and 89% of these investments are rated investment grade. The gross unrealized loss on equity securities was $3 million at December 31, 2004.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                           Less Than One Year       One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                            $1,182            $18          $17            $-      $1,199          $18
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities     1,180             12            -             -       1,180           12
Obligations of states, municipalities and political
     subdivisions                                             45              2            -             -          45            2
Debt securities issued by foreign governments                 55              1            -             -          55            1
All other corporate bonds                                  1,793             39          503            25       2,296           64
Other debt securities                                        755             18           89             3         844           22
Redeemable preferred stock                                    12              1           11             1          23            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,022            $91         $620           $29      $5,642         $120
Equity securities                                            $25             $1           $5            $1         $30           $2
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2003, the cost of approximately 670 investments in fixed maturity and equity securities exceeded their fair value by $122 million. Of the $122 million, $91 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 78% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $29 million and 38% of these investments are rated investment grade. The gross unrealized loss on equity securities was $2 million at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

AGING OF GROSS UNREALIZED LOSSES ON AVAILABLE FOR SALE

The aging of gross unrealized losses on fixed maturity investments is as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2004                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,435               $31                 $1              $-
     Greater than six months to nine months                   1,029                14                  -               -
     Greater than nine months to twelve months                  215                 5                  -               -
     Greater than twelve months                                 597                16                  -               -
                                                           --------             -----               ----             ---
         Total                                               $6,276               $66                 $1              $-
                                                           ========             =====               ====             ===


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2003                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,356               $68                $24              $7
     Greater than six months to nine months                     558                17                  -               -
     Greater than nine months to twelve months                  199                 6                  2               -
     Greater than twelve months                                 650                29                  3               1
                                                           --------             -----               ----             ---
         Total                                               $5,763              $120                $29              $8
                                                           ========             =====               ====             ===


Fair values of investments in fixed maturities and equity securities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which quoted market prices, third-party broker quotations or validated model prices are not available amounted to $345.0 million and $1,058.4 million at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

MORTGAGE LOANS

At December 31, 2004 and 2003, the Company's mortgage loan portfolios consisted of the following:

        ---------------------------------- ---------------- ---------------
        ($ IN MILLIONS)                              2004            2003
        ---------------------------------- ---------------- ---------------
        Current Mortgage Loans                     $2,070          $1,841
        Underperforming Mortgage Loans                 54              45
        ---------------------------------- ---------------- ---------------
             Total Mortgage Loans                  $2,124          $1,886
        ---------------------------------- ---------------- ---------------

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2004 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

        ------------------------------------------------------ ----------------
        YEAR ENDING DECEMBER 31,
        ($ IN MILLIONS)
        ------------------------------------------------------ ----------------
        2005                                                        $122
        2006                                                         308
        2007                                                         249
        2008                                                          93
        2009                                                         252
        Thereafter                                                 1,100
        ------------------------------------------------------ ----------------
             Total                                                $2,124
        ====================================================== ================

TRADING SECURITIES

Trading securities of the Company are held primarily in Tribeca Citigroup Investments Ltd. The assets and liabilities are valued at fair value as follows:

                                     Fair value as of         Fair value as of
($ IN MILLIONS)                      December 31, 2004       December 31, 2003
----------------                     -----------------       -----------------
ASSETS
    Trading securities
       Convertible bond arbitrage         $1,110                  $1,447
       Other                                 250                     260
                                          ------                  ------
                                          $1,360                  $1,707
                                          ======                  ======

LIABILITIES
    Trading securities sold not
       yet purchased
       Convertible bond arbitrage           $460                    $629
       Other                                  13                       8
                                            ----                    ----
                                            $473                    $637
                                            ====                    ====

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 11.

OTHER INVESTED ASSETS

Other invested assets are composed of the following:

     ----------------------------------------------- ----------- --------------
     ($ IN MILLIONS)                                      2004           2003
     ----------------------------------------------- ----------- --------------
     Investment in Citigroup Preferred Stock            $3,212         $3,212
     Private equity and arbitrage investments            1,235          1,315
     Real estate joint ventures                            230            327
     Derivatives                                           192            182
     Real estate - Investment                               28             33
     Real estate - Foreclosed                                9             63
     Other                                                  99             56
     ----------------------------------------------- ----------- --------------
     Total                                              $5,005         $5,188
     ----------------------------------------------- ----------- --------------

CONCENTRATIONS

At December 31, 2004 and 2003, the Company had an investment in Citigroup Preferred Stock of $3.2 billion. See Note 13.

The Company both maintains and participates in a short-term investment pool for its insurance affiliates. See Note 13.

The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     Finance                                            $6,917         $5,056
     Banking                                             3,474          2,830
     Electric Utilities                                  3,258          3,552
     -------------------------------------------- -------------- --------------

The Company held investments in foreign banks in the amount of $1,321 million and $1,018 million at December 31, 2004 and 2003, respectively, which are included in the table above.

The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $918 million and $1,118 million in Electric Utilities at December 31, 2004 and 2003, respectively. Below investment grade assets in Finance and Banking were insignificant at December 31, 2004 and 2003. Total below investment grade assets were $5.4 billion and $5.2 billion at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Included in mortgage loans were the following group concentrations:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     STATE
     California                                           $788           $732

     PROPERTY TYPE
     Agricultural                                       $1,177         $1,025
     -------------------------------------------- -------------- --------------

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

NON-INCOME PRODUCING INVESTMENTS

Investments included in the consolidated balance sheets that were non-income producing amounted to $105.3 million and $104.4 million at December 31, 2004 and 2003, respectively.

RESTRUCTURED INVESTMENTS

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2004 and 2003. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2004, 2003 and 2002. Interest on these assets, included in net investment income, was also insignificant in 2004, 2003 and 2002.

NET INVESTMENT INCOME

----------------------------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31,             2004           2003           2002
($ IN MILLIONS)
----------------------------------- -------------- -------------- --------------
GROSS INVESTMENT INCOME
     Fixed maturities                     $2,615         $2,465         $2,359
     Mortgage loans                          184            158            167
     Trading                                  41            222              9
     Other invested assets                   303             58            203
     Citigroup Preferred Stock               203            203            178
     Other, including policy loans           108             82            104
----------------------------------- -------------- -------------- --------------
Total gross investment income              3,454          3,188          3,020
----------------------------------- -------------- -------------- --------------
Investment expenses                          106            130             84
----------------------------------- -------------- -------------- --------------
Net Investment Income                     $3,348         $3,058         $2,936
----------------------------------- -------------- -------------- --------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

-------------------------------------- ------------ ------------ -----------
FOR THE YEAR ENDED DECEMBER 31,              2004         2003        2002
($ IN MILLIONS)
-------------------------------------- ------------ ------------ -----------
REALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                       $(17)        $(28)      $(207)
     Equity securities                        19           10         (15)
     Mortgage loans                            1          (14)          -
     Real estate held for sale                (4)           1           8
     Other invested assets                     5           49         (19)
     Derivatives:
         Guaranteed minimum withdrawal
            benefit derivatives, net          30            -           -
         Other derivatives                   (14)          19         (87)
      Other                                   (4)           -          (2)
-------------------------------------- ------------ ------------ -----------
          Total realized investment
            gains (losses)                   $16          $37       $(322)
-------------------------------------- ------------ ------------ -----------

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

------------------------------------------ ----------- ----------- ----------
FOR THE YEAR ENDED DECEMBER 31,                2004        2003         2002
($ IN MILLIONS)
------------------------------------------ ----------- ----------- ----------
UNREALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                          $197      $1,198         $664
     Equity securities                            6          35            3
     Other                                       12           6           31
------------------------------------------ ----------- ----------- ----------
         Total unrealized investment gains      215       1,239          698
------------------------------------------ ----------- ----------- ----------
     Related taxes                               77         421          243
------------------------------------------ ----------- ----------- ----------
     Change in unrealized investment gains      138         818          455
     Balance beginning of year                1,444         626          171
------------------------------------------ ----------- ----------- ----------
         Balance end of year                 $1,582      $1,444         $626
------------------------------------------ ----------- ----------- ----------

VARIABLE INTEREST ENTITIES

The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations. The assets in this table represent two investment vehicles that the Company was involved with prior to February 1, 2003. These two VIEs are a collateralized debt obligation and a real estate joint venture:

            $ IN MILLIONS            DECEMBER 31, 2004      DECEMBER 31, 2003
--------------------------------------------------------------------------------
            Investments                      $386                 $ 400
                Cash                            9                    11
               Other                            2                     4
                                            -----                 -----
 Total assets of consolidated VIEs           $397                  $415
--------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million. The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

4.   REINSURANCE

Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

For TLA, since 1997 the majority of universal life business has been reinsured under an 80% ceded/20% retained YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning June 1, 2002, COLI business has been reinsured under a 90%/10% quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance has reverted to YRT for new business. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $397.4 billion and $356.3 billion at December 31, 2004 and 2003, respectively.

For Primerica Life, business sold prior to 1991 was reinsured under a coinsurance arrangement with approximately 50% of the face amount being ceded. For business sold from 1991 through June 1994, only amounts over the company retention of $1.0 million were reinsured through an excess loss YRT treaty. In June 1994, Primerica Life began reinsuring almost all business under a 1st dollar quota share YRT treaty with 80% being ceded. Beginning with business sold in January 1997, the amount ceded was increased from 80% to 90%.

Business sold in Canada is not included in the U.S. YRT quota share treaties. In Canada, the business sold from April 2000 through December 2003, was reinsured under a separate 1st dollar quota share YRT arrangement, with the ceding amount ranging from 70% to 90%. Beginning with business sold in January 2004, Canada began reinsuring only amounts above their company retention of $500,000.

Primerica has also entered into several reinsurance assumed treaties with Reinsurance Group of America, Inc. The reinsurance assumed treaties generated a $79 million pre-tax loss in 2001 and a $95 million pre-tax loss in 2002. The pre-tax impact from these reinsurance assumed treaties has been minor for 2003 and 2004.

During 2004, The Travelers Life and Annuity Reinsurance Company (TLARC) was formed as a pure captive insurer in order to permit the Company to cede 100% of its statutory based risk associated with the death benefit guarantee rider on certain universal life contracts. The reinsurance transaction related to statutory-only reserves, and had no impact on GAAP premiums and benefits. TLARC is a direct subsidiary of CIHC, the Company's parent. See Note 13.

                  TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $224.2 million, $226.8 million and $231.8 million in 2004, 2003 and 2002, respectively, and earned premiums ceded were $224.3 million, $226.7 million and $233.8 million in 2004, 2003 and 2002, respectively.

On January 3, 1995, the Company sold its group life business to The Metropolitan Life Insurance Company (MetLife) under the form of an indemnity insurance arrangement. Premiums written and earned in 2004, 2003 and 2002 were insignificant.

Prior to April 1, 2001, the Company also reinsured substantially all of the GMDB on its variable annuity product. Total variable annuity account balances with GMDB were $26.7 billion, of which $12.0 billion, or 45%, was reinsured, and $23.5 billion, of which $12.9 billion, or 55%, was reinsured at December 31, 2004 and 2003, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $1.1 billion, of which $.9 billion, or 84%, is reinsured and $1.7 billion, of which $1.4 billion, or 81%, is reinsured at December 31, 2004 and 2003, respectively.

TIC writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of St. Paul Travelers. See Note 14.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                        FOR THE YEARS ENDING DECEMBER 31,
WRITTEN PREMIUMS                          2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,908          $2,979         $2,610
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (4)              2            (83)
     Other companies                      (684)           (638)          (614)
------------------------------------ ------------ -------------- --------------
Total Net Written Premiums              $2,221          $2,344         $1,913
==================================== ============ ============== ==============
EARNED PREMIUMS                           2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,916          $3,001         $2,652
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (1)            (21)          (109)
     Other companies                      (690)           (654)          (619)
------------------------------------ ------------ -------------- --------------
Total Net Earned Premiums               $2,226          $2,327         $1,924
==================================== ============ ============== ==============

The Travelers Indemnity Company was an affiliate for part of 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Reinsurance recoverables at December 31, 2004 and 2003 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

REINSURANCE RECOVERABLES                            2004           2003
------------------------------------------- -------------- --------------
Life and accident and health business             $3,178         $2,885
Property-casualty business:
     The Travelers Indemnity Company               1,489          1,585
------------------------------------------- -------------- --------------
Total Reinsurance Recoverables                    $4,667         $4,470
=========================================== ============== ==============

Reinsurance recoverables for the life and accident and health business include $1,876 million and $1,617 million at December 31, 2004 and 2003, respectively, from General Electric Capital Assurance Company. Assets collateralizing these receivables in the amount of $1,894 million and $1,632 million at December 31, 2004 and 2003, respectively, were held in trust for the purpose of paying Company claims.

Reinsurance recoverables also include $409 million and $435 million at December 31, 2004 and 2003, respectively, from MetLife.

5.   INTANGIBLE ASSETS

The Company's intangible assets are DAC, goodwill and the value of insurance in force. DAC and the value of insurance in force are amortizable.

     DAC

                                       Deferred & Payout                          Traditional Life &
     ($ IN MILLIONS)                       Annuities            UL & COLI               Other              Total
     -------------------------------- -------------------- --------------------- --------------------- ---------------
     Balance January 1, 2003                  $1,353              $  578                 $2,005             $3,936

     Deferred expenses & other                   340                 221                    399                960
     Amortization expense                       (212)                (33)                  (256)              (501)
                                      -------------------- --------------------- --------------------- ---------------

     Balance December 31, 2003                 1,481                 766                  2,148              4,395

     Deferred expenses & other                   448                 342                    413              1,203
     Amortization expense                       (273)                (51)                  (269)              (593)
     Underlying lapse and interest
         rate adjustment                         (17)                  -                      -                (17)
     Pattern of estimated gross
         profit adjustment                         -                 (39)                     -                (39)
                                      -------------------- --------------------- --------------------- ---------------
     Balance December 31, 2004                $1,639              $1,018                 $2,292             $4,949
     -------------------------------- -------------------- --------------------- --------------------- ---------------

VALUE OF INSURANCE IN FORCE

The value of insurance in force totaled $97 million and $112 million at December 31, 2004 and 2003, respectively, and is included in other assets. Amortization expense on the value of insurance in force was $14 million, $18 million and $25 million for the year ended December 31, 2004, 2003 and 2002, respectively. Amortization expense related to the value of insurance in force is estimated to be $16 million in 2005, $15 million in 2006, $13 million in 2007, $9 million in 2008 and $7 million in 2009.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2004 and December 31, 2003, the Company had $48.2 billion and $43.5 billion of life and annuity deposit funds and reserves, respectively, as follows:

($ IN MILLIONS)                         December 31, 2004   December 31, 2003
Subject to discretionary withdrawal:
    With fair value adjustments              $ 7,541             $ 6,974
    Subject to surrender charges               4,852               6,057
    Surrenderable without charge               8,105               5,756
                                             -------             -------
    Total                                    $20,498             $18,787

Not subject to discretionary withdrawal:     $27,730             $24,693
                                             -------             -------
    Total                                    $48,228             $43,480
                                             =======             =======

Average surrender charges included in the subject to surrender charge category above are 6.5% and 5.0%, respectively. In addition, during the payout phase, these funds are credited at significantly reduced interest rates. There are $519 million and $550 million of life insurance reserves included in surrenderable without charge at December 31, 2004 and December 31, 2003, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

Included in contractholder funds and in the preceding paragraph are GICs totaling $14.2 billion. These GICs have a weighted average interest rate of 4.23% and scheduled maturities are as follows:

($ IN MILLIONS)         FIXED GIC        VARIABLE GIC            TOTAL
                      -------------- ------------------- ----------------------
2005                     $ 1,237            $4,006             $ 5,243
2006                       1,862                 -               1,862
2007                       1,561                 -               1,561
2008                       1,343                 -               1,343
2009                       1,393                 -               1,393
2010 and thereafter        2,835                 -               2,835
                         -------            ------             -------
          Total          $10,231            $4,006             $14,237
                         =======            ======             =======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

7.   FEDERAL INCOME TAXES

EFFECTIVE TAX RATE

 ($ IN MILLIONS)
------------------------------------ -------------- -------------- -------------
FOR THE YEAR ENDED DECEMBER 31,          2004           2003          2002
------------------------------------ -------------- -------------- -------------
Income before federal income taxes       $2,083        $1,829        $1,503
Statutory tax rate                           35%           35%           35%
------------------------------------ -------------- -------------- -------------
Expected federal income taxes               729           640           526
Tax effect of:
     Non-taxable investment income          (93)          (91)          (62)
     Tax reserve release                    (23)          (79)          (43)
     Other, net                             (11)            1             -
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============
Effective tax rate                           29%           26%           28%
------------------------------------ -------------- -------------- -------------
COMPOSITION OF FEDERAL INCOME TAXES
Current:
     United States                         $530          $330          $217
     Foreign                                 33            30            19
------------------------------------ -------------- -------------- -------------
     Total                                  563           360           236
------------------------------------ -------------- -------------- -------------
Deferred:
     United States                           40           108           182
     Foreign                                 (1)            3             3
------------------------------------ -------------- -------------- -------------
     Total                                   39           111           185
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============

Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2004, 2003 and 2002 were $3 million, $3 million and $(17) million, respectively.

The net deferred tax liability at December 31, 2004 and 2003 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

--------------------------------------------- ----------------- ---------------
($ IN MILLIONS)                                          2004          2003
--------------------------------------------- ----------------- ---------------
Deferred Tax Assets:
     Benefit, reinsurance and other reserves             $629           $574
     Operating lease reserves                              47             52
     Employee benefits                                    195            201
     Other                                                232            392
--------------------------------------------- ----------------- ---------------
           Total                                        1,103          1,219
--------------------------------------------- ----------------- ---------------
Deferred Tax Liabilities:
     Deferred acquisition costs and
       value of insurance in force                     (1,365)        (1,225)
     Investments, net                                  (1,809)        (1,795)
     Other                                               (149)          (229)
--------------------------------------------- ----------------- ---------------
            Total                                      (3,323)        (3,249)
--------------------------------------------- ----------------- ---------------
Net Deferred Tax Liability                            $(2,220)       $(2,030)
--------------------------------------------- ----------------- ---------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company and its subsidiaries file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement.

TIC had $325 million and $52 million payable to Citigroup at December 31, 2004 and 2003, respectively, related to the Agreement.

At December 31, 2004 and 2003, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. At current rates the maximum amount of such tax would be approximately $326 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. The 2004 Tax Act provides that this account can be reduced directly by distributions made by the life insurance subsidiaries in 2005 and 2006. The Company intends to make sufficient distributions to eliminate this account within the timeframe permitted under the Act.

8.   SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $842 million, $1,104 million and $256 million for the years ended December 31, 2004, 2003 and 2002, respectively. The Company's statutory capital and surplus was $7.9 billion and $7.6 billion at December 31, 2004 and 2003, respectively.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $908 million is available by the end of the year 2005 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. TIC has requested approval to effect certain of the distributions described in Note 17 as an extraordinary dividend. See Note 17. In accordance with the Connecticut statute, TLAC may not pay dividends during 2005 without prior approval of the State of Connecticut Insurance Department. Primerica may pay up to $263 million to TIC in 2005 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $773 million, $545 million and $586 million in 2004, 2003 and 2002, respectively.

The Company's 2004 dividends were paid in the following amounts: $467.5 million on March 30; $152.5 million on June 30; and $152.5 million on September 30. Due to the timing of the payments, these dividends were considered extraordinary.

In addition to the aforementioned quarterly dividends, the Company also made a dividend consisting of all the issued and outstanding shares of TLARC on December 15, 2004. TLARC was valued at $250,000 and was considered to be an ordinary dividend. See Notes 4 and 13 for further discussion of TLARC.

In December 2004, the Company requested and received prior approval from the State of Connecticut Insurance Department to pay an extraordinary dividend on January 3, 2005. Under Connecticut law, the ordinary dividend limitation amount is based upon the cumulative total of all dividend payments made within

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

the preceding twelve months. The Company's proposed dividend payment of $302.5 million payable on January 3, 2005 exceeded the ordinary dividend limitation by approximately $167 million, based on the 2005 dividend limit of $908 million. The State of Connecticut Insurance Department approved the request on December 19, 2004. TIC paid the dividend to its parent on January 3, 2005.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:


                                                  NET UNREALIZED                                             ACCUMULATED OTHER
                                                     GAIN/LOSS      FOREIGN CURRENCY        DERIVATIVE       CHANGES IN EQUITY
($ IN MILLIONS)                                    ON INVESTMENT       TRANSLATION        INSTRUMENTS AND      FROM NONOWNER
                                                    SECURITIES         ADJUSTMENTS      HEDGING ACTIVITIES        SOURCES
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, JANUARY 1, 2002                                $186                $(3)              $(109)                 $74
Unrealized gains on investment securities,
   net of tax of $167                                    308                  -                  -                   308
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(78)           144                  -                  -                   144
Foreign currency translation adjustment, net
   Of tax of $2                                           -                   3                  -                     3
Less: Derivative instrument hedging activity
   losses, net of tax of $(42)                            -                   -                 (75)                 (75)
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            452                  3                 (75)                 380
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2002                               638                  -                (184)                 454
Unrealized gains on investment securities,
   net of tax of $414                                    805                  -                   -                  805
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(6)             12                  -                   -                   12
Foreign currency translation adjustment, net
  of tax of $3                                             -                  4                   -                    4
Add: Derivative instrument hedging activity
   gains, net of tax of $46                                -                  -                  85                   85
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            817                  4                  85                  906
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2003                             1,455                  4                 (99)               1,360
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
Unrealized gains on investment securities,
   net of tax of $58                                    139                   -                   -                  139
Less: Reclassification adjustment for gains
   included in net income, net of tax of $1              (1)                  -                   -                   (1)
Foreign currency translation adjustment, net
   Of tax of $0                                           -                   1                   -                    1
Add: Derivative instrument hedging activity
   gains, net of tax of $53                                -                  -                  98                   98
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            138                  1                  98                  237
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2004                            $1,593                 $5                $ (1)              $1,597
------------------------------------------------- ---------------- -------------------- -------------------- -------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

9.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2004, 2003 and 2002.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed Travelers Property Casualty Corporation's (TPC) share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. See Note 14. The Company's share of net expense for this plan was insignificant for 2004, 2003 and 2002.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The Company's share of net expense for the other postretirement benefit plans was $28 million in both 2004 and 2003 and $18 million in 2002.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2004, 2003 and 2002. See
Note 13.

10.  LEASES

Most leasing functions for the Company are administered by a Citigroup subsidiary. Net rent expense for the Company was $22 million, $21 million, and $24 million in 2004, 2003 and 2002, respectively.

-------------------------- ----------------------- ---------------------
YEAR ENDING DECEMBER 31,      MINIMUM OPERATING       MINIMUM CAPITAL
($ IN MILLIONS)                RENTAL PAYMENTS        RENTAL PAYMENTS
-------------------------- ----------------------- ---------------------
2005                                $ 51                    $ 5
2006                                  58                      5
2007                                  58                      6
2008                                  56                      6
2009                                  48                      6
Thereafter                            31                     12
-------------------------- ----------------------- ---------------------
Total Rental Payments               $302                    $40
========================== ======================= =====================

Future sublease rental income of approximately $54 million will partially offset these commitments. Also, the Company will be reimbursed for 50%, totaling $120 million through 2011, of the rental expense for a particular lease by an affiliate.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

11.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies designed to enhance portfolio returns.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. In addition, the Company enters into interest rate futures contracts in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match the cash flows from assets and related liabilities. In addition, the Company enters into interest rate swaps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company enters into interest rate caps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. In addition, the Company enters into interest rate caps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate caps, the Company pays a premium and is entitled to receive cash payments equal to the excess of the market interest rates over the strike prices multiplied by the notional principal amount. Interest rate cap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's Canadian operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different investment. The Company will also enter credit default swaps to reduce exposure to certain corporate debt security investment exposures that it holds. Under credit default swaps, the Company agrees with other parties to receive or pay, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2004, the Company held collateral under these contracts amounting to approximately $813.0 million.

The table below provides a summary of the notional and fair value of derivatives by type:


($ IN MILLIONS)                                       DECEMBER 31, 2004                      DECEMBER 31, 2003
                                                                 FAIR VALUE                           FAIR VALUE
                                                          -------------------------             ------------------------
                                             Notional                               Notional
DERIVATIVE TYPE                               Amount        Assets    Liabilities     Amount     Assets    Liabilities
                                           -------------- ----------- ------------- ----------- ---------- -------------
Interest rate, equity and currency
   swaps                                        $8,926.0      $910.4        $158.7    $7,422.3     $685.7        $178.9
Financial futures                                1,421.0            -            -       790.2          -             -
Interest rate and equity options                 1,354.8       189.1             -       754.4      182.1             -
Currency forwards                                  510.1           -           8.9       352.4        0.3           7.3
Credit derivatives                                 427.4         4.1           3.4       209.5        5.2           0.6
Interest rate caps                                 117.5         3.1             -           -          -             -
                                           -------------- ----------- ------------- ----------- ---------- -------------
          TOTAL                                $12,756.8    $1,106.7        $171.0    $9,528.8     $873.3        $186.8
                                           -------------- ----------- ------------- ----------- ---------- -------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2004 and 2003:


                                                 Year Ended               Year Ended
  In millions of dollars                      December 31, 2004       December 31, 2003
  ---------------------------------------- ------------------------ -----------------------
  Hedge ineffectiveness recognized
      related to fair value hedges               $(33.2)                      $(23.2)

  Hedge ineffectiveness recognized
      related to cash flow hedges                   6.1                         (3.4)

  Net loss recorded in accumulated
      other changes in equity from
      nonowner sources related to
      net investment hedges                        (0.6)                       (33.6)

  Net loss from economic
      hedges recognized in earnings               (20.1)                        (1.6)


During the years ended December 31, 2004 and 2003 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2004 is $(76.1) million.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $375.5 million and $253.5 million at December 31, 2004 and 2003, respectively. The Company had unfunded commitments of $1,075.8 million and $527.8 million to these partnerships at December 31, 2004 and 2003, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

At December 31, 2004 and 2003, investments in fixed maturities had a carrying value and a fair value of $47.7 billion and $42.3 billion, respectively. See Notes 1 and 3.

At December 31, 2004, mortgage loans had a carrying value of $2.1 billion and a fair value of $2.2 billion and at year-end 2003 had a carrying value of $1.9 billion and a fair value of $2.0 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative Preferred Stock Series YYY, carried at cost of $2,225 million at December 31, 2004 and 2003, acquired as a contribution from TPC. This Series YYY Preferred Stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after February 27, 2022. Dividends totaling $150 million were received in both 2004 and 2003 and $125 million was received in 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY, carried at cost of $987 million at December 31, 2004 and 2003. This Series YY Preferred Stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during each of 2004, 2003 and 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2004, contractholder funds with defined maturities had a carrying value of $15.2 billion and a fair value of $15.6 billion, compared with a carrying value and a fair value of $13.5 billion and $13.7 billion at December 31, 2003. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $14.4 billion and a fair value of $14.1 billion at December 31, 2004, compared with a carrying value of $13.1 billion and a fair value of $12.8 billion at December 31, 2003. These contracts generally are valued at surrender value.

The carrying values of $567 million and $698 million of financial instruments classified as other assets approximated their fair values at December 31, 2004 and 2003, respectively. The carrying value of $3.0 billion and $2.5 billion of financial instruments classified as other liabilities at December 31, 2004 and 2003 also approximated their fair values at both December 31, 2004 and 2003. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

Both the assets and liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $350 million at December 31, 2003. This separate account was fully consolidated in 2004 per the adoption of SOP 03-1. See Note 1.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In August 1999, an amended putative class action complaint captioned LISA MACOMBER, ET AL. VS. TRAVELERS PROPERTY CASUALTY CORPORATION, ET AL. was filed in New Britain, Connecticut Superior Court against the Company, its parent corporation, certain of the Company's affiliates (collectively TLA), and the Company's former affiliate, Travelers Property Casualty Corporation. The amended complaint alleges Travelers Property Casualty Corporation purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants; and that commissions paid to brokers of structured settlement annuities, including an affiliate of the Company, were paid, in part, to Travelers Property Casualty Corporation. The amended complaint was dismissed and following an appeal by plaintiff in September 2002 the Connecticut Supreme Court reversed the dismissal of several of the plaintiff's

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

claims. On May 26, 2004, the Connecticut Superior Court certified a nation wide class action. The class action claims against TLA are violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment and civil conspiracy. On June 15, 2004, the Defendants, including TLA, appealed the Connecticut Superior Court's May 26, 2004 class certification order.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise.

In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of December 31, 2004 is $1.1 billion, included in contractholder funds. The Company holds $60.3 million of common stock of the Bank, included in equity securities.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at December 31, 2004 is $466 million. The Company does not hold any collateral related to this guarantee.

13.  RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2004. The Company paid Citigroup and its subsidiaries $41.0 million, $55.3 million and $56.9 million in 2004, 2003 and 2002, respectively, for these services. The amounts due to affiliates related to these services, included in other liabilities at December 31, 2004 and 2003, were insignificant.

The Company has received reimbursements from Citigroup and its affiliates related to the Company's increased benefit and lease expenses after the TPC spin-off. See Note 14. These reimbursements totaled $27.4 million, $34.3 million and $15.5 million in 2004, 2003 and 2002, respectively.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2004 and 2003, the pool totaled approximately $4.1 billion and $3.8 billion, respectively. The Company's share of the pool amounted to $3.3 billion at both December 31, 2004 and 2003, and is included in short-term securities in the consolidated balance sheets.

At December 31, 2004 and 2003, the Company had outstanding loaned securities to an affiliate, Citigroup Global Markets, Inc. (CGMI), of $361.5 million and $238.5 million, respectively.

Included in other invested assets is a $3.2 billion investment in Citigroup Preferred Stock at December 31, 2004 and 2003, carried at cost. Dividends received on these investments were $203 million in both 2004 and 2003 and $178 million in 2002. See Notes 11 and 17.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $92.9 million and $166.3 million at December 31, 2004 and 2003, respectively. Income of $54.2 million, $18.6 million and $99.7 million was earned on these investments in 2004, 2003 and 2002, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $45.3 million and $48.3 million at December 31, 2004 and 2003, respectively. Income of $4.5 million, $33.9 million and $0 were earned on this investment in 2004, 2003 and 2002, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers, including SB. These transactions are conducted on an arm's-length basis. Amounts due to SB were $363.7 million and $134.4 million at December 31, 2004 and 2003, respectively.

The Company markets deferred annuity products and life insurance through its affiliate, Smith Barney (SB), a division of CGMI. Annuity deposits related to these products were $877 million, $835 million, and $1.0 billion in 2004, 2003 and 2002, respectively. Life

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

premiums were $137.5 million, $114.9 million and $109.7 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to SB were $71.9 million, $70.3 million and $77.0 million in 2004, 2003 and 2002, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services, a division of CitiStreet LLC, (CitiStreet), a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet were $1.5 billion, $1.4 billion and $1.6 billion in 2004, 2003 and 2002, respectively. Commissions and fees paid to CitiStreet were $45.9 million, $52.9 million and $54.0 million in 2004, 2003 and 2002, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (together with its subsidiaries, Citibank). Deposits received from Citibank were $525 million, $357 million and $321 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to Citibank were $44.3 million, $29.8 million and $24.0 million in 2004, 2003 and 2002, respectively.

Primerica Financial Services, Inc. (PFS), an affiliate, is a distributor of products for TLA. PFS or its affiliates sold $983 million, $714 million and $787 million of individual annuities in 2004, 2003 and 2002, respectively. Commissions and fees paid to PFS were $75.4 million, $58.1 million and $60.4 million in 2004, 2003 and 2002, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon U.S. gross direct premiums received by Primerica Life. The fees paid by Primerica Life were $15 million in 2004 and $12.5 million in each of 2003 and 2002.

During 2004 TLARC was established as a pure captive to reinsure 100% of the statutory based risk associated with universal life contracts. Statutory premiums paid by the Company to TLARC totaled $1,071 million in 2004. Ceding commissions and experience refunds paid by TLARC to the Company totaled $1,054 million in 2004. The net amount paid was $17 million and reported as a reduction of other income. See Note 4.

TIC has made a solvency guarantee for an affiliate, CILIC. See Note 12.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2004, 2003 and 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company's charge to income for this program was insignificant in 2004, 2003 and 2002.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included in other assets in the consolidated balance sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2004, 2003 and 2002.

14.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On April 1, 2004 TPC merged with a subsidiary of The St. Paul Companies to form St. Paul Travelers.

On March 27, 2002, TPC, the Company's parent at December 31, 2001, completed its IPO. On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. In 2002, prior to the IPO the following transactions occurred:

     o The common stock of the Company was distributed by TPC to CIHC so the Company would remain an indirect wholly owned subsidiary of Citigroup.

     o The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o The Company assumed pension, postretirement and post employment benefits payable to all inactive employees of the former Travelers Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities. In March 2003, TPC paid the Company $22.6 million as a settlement for these benefit-related liabilities.

     o The Company received 2,225 shares of Citigroup's 6.767% Cumulative Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)

     Citigroup Series YYY Preferred Stock                     $2,225
     TLA Holdings LLC                                            142
     Cash and other assets                                       189
     Pension, postretirement, and post-
           employment benefits payable                          (279)
     Deferred tax assets                                          98
     Deferred tax liabilities                                   (779)
                                                              --------
                                                              $1,596
                                                              ========

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. The Company paid TPC $4.9 million and $33.6 million in 2003 and 2002, respectively, for these services. In 2004, The Company did not receive these services.

The Company has a license from St. Paul Travelers to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:


-------------------------------------------------- ------------ ------------ ------------
FOR THE YEAR ENDED DECEMBER 31,                       2004         2003         2002
($ IN MILLIONS)
-------------------------------------------------- ------------ ------------ ------------
Net Income                                           $1,481       $1,358       $1,082
    Adjustments to reconcile net income to net
    cash provided by operating activities:
       Realized (gains) losses                          (16)         (37)         322
       Deferred federal income taxes                     (9)          58          185
       Amortization of deferred policy
         acquisition costs                              649          501          393
       Additions to deferred policy acquisition
         costs                                       (1,203)        (960)        (879)
       Investment income                                106         (503)        (119)
       Premium balances                                  (8)           8           (7)
       Insurance reserves and accrued expenses          604          832          493
       Other                                            (79)        (443)        (402)
-------------------------------------------------- ------------ ------------ ------------
Net cash provided by operations                      $1,525         $814       $1,068
-------------------------------------------------- ------------ ------------ ------------


16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2004, significant non-cash investing and financing activities include the minority interest reversal of joint ventures held by TPC in the amount of $(58) million. In 2003, these activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $53 million and the inclusion of the TPC minority interest in joint ventures in the amount of $63 million. In 2002, these activities include the contribution of $2,225 million of Citigroup YYY Preferred Stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

17.  SUBSEQUENT EVENT

On January 31, 2005, Citigroup announced that it had agreed to sell TIC, including TLAC and certain other domestic and international insurance businesses (the Life Insurance and Annuity Businesses) to MetLife, Inc. (MetLife) pursuant to an Acquisition Agreement (the Agreement). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be completed during this summer.

The Company's Primerica segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company (Primerica
Life), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the Dispositions). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of March 28, 2005, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2004, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2004
                                 ($ IN MILLIONS)

---------------------------------------------------------------------- -------------- -------------- ------------------------
TYPE OF INVESTMENT                                                                                       AMOUNT SHOWN IN
                                                                           COST           VALUE          BALANCE SHEET(1)
---------------------------------------------------------------------- -------------- -------------- ------------------------
Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
           authorities                                                      $6,582         $6,840              $6,840
         States, municipalities and political subdivisions                     364            404                 404
         Foreign governments                                                   847            927                 927
         Public utilities                                                    2,516          2,710               2,710
         Convertible bonds and bonds with warrants attached                    228            245                 245
         All other corporate bonds                                          34,601         36,373              36,373
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Bonds                                                   45,138         47,499              47,499
     Redeemable preferred stocks                                               176            216                 216
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Fixed Maturities                                             45,314         47,715              47,715
---------------------------------------------------------------------- -------------- -------------- ------------------------
Equity Securities:
     Common Stocks:
         Banks, trust and insurance companies                                   13             17                  17
         Industrial, miscellaneous and all other                               140            177                 177
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Common Stocks                                              153            194                 194
     Nonredeemable preferred stocks                                            169            173                 173
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Equity Securities                                               322            367                 367
---------------------------------------------------------------------- -------------- -------------- ------------------------
Mortgage Loans                                                               2,124                              2,124
Real Estate Held For Sale                                                       37                                 37
Policy Loans                                                                 1,121                              1,121
Short-Term Securities                                                        3,731                              3,731
Trading Securities                                                           1,360                              1,360
Other Investments(2)(3)(4)                                                   1,341                              1,341
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Investments                                                 $55,350                            $57,796
====================================================================== ============== ============== ========================


(1) Determined in accordance with methods described in Notes 1 and 3 of the Notes to Consolidated Financial Statements.

(2) Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(3) Also excludes $415 million fair value of investment in affiliated partnership interests.

(4) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)


----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
                                                       FUTURE POLICY
                                       DEFERRED        BENEFITS,           OTHER POLICY
                                       POLICY          LOSSES, CLAIMS      CLAIMS AND                  NET           BENEFITS,
                                       ACQUISITION     AND LOSS            BENEFITS       PREMIUM      INVESTMENT    CLAIMS AND
                                       COSTS           EXPENSES(1)         PAYABLE        REVENUE      INCOME        LOSSES(2)
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
        2004
Travelers Life & Annuity                $2,771           $46,452             $581            $911         $3,012        $2,716
Primerica                                2,178             3,696              180           1,315            336           560
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,949           $50,148             $761          $2,226         $3,348        $3,276
=================================== ================ ================ ================= ============ =============== ============
        2003
Travelers Life & Annuity                $2,361           $42,023             $532          $1,082         $2,743        $2,816
Primerica                                2,034             3,500              161           1,245            315           534
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,395           $45,523             $693          $2,327         $3,058        $3,350
=================================== ================ ================ ================= ============ =============== ============
       2002
Travelers Life & Annuity                $2,043           $37,774             $461           $ 730         $2,646        $2,404
Primerica                                1,893             3,261              147           1,194            290           527
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $3,936           $41,035             $608          $1,924         $2,936        $2,931
=================================== ================ ================ ================= ============ =============== ============

----------------------------------- ------------------- ------------- ----------
                                    AMORTIZATION OF
                                    DEFERRED POLICY      OTHER
                                    ACQUISITION          OPERATING     PREMIUMS
                                    COSTS                EXPENSES      WRITTEN
----------------------------------- ------------------- ------------- ----------
        2004
Travelers Life & Annuity                  $400             $259            $911
Primerica                                  249              228           1,310
----------------------------------- ------------------- ------------- ----------
Total                                     $649             $487          $2,221
=================================== =================== ============= ==========
        2003
Travelers Life & Annuity                  $266             $240          $1,093
Primerica                                  235              219           1,251
----------------------------------- ------------------- ------------- ----------
Total                                     $501             $459          $2,344
=================================== =================== ============= ==========
       2002
Travelers Life & Annuity                  $174             $190           $ 729
Primerica                                  219              217           1,184
----------------------------------- ------------------ ------------ ------------
Total                                     $393             $407          $1,913
=================================== ================== ============ ============


(1)  Includes contractholder funds.
(2)  Includes interest credited to contractholders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)

       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
                                                                                                             PERCENTAGE OF
                                                             CEDED TO OTHER    ASSUMED FROM                 AMOUNT ASSUMED
                                              GROSS AMOUNT      COMPANIES     OTHER COMPANIES  NET AMOUNT       TO NET
       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
     2004
       Life Insurance In Force                     $646,184        $397,411          $3,470        $252,243          1.4%

       Premiums:
            Life insurance                         $  2,609        $    460          $    1        $  2,150            -
            Accident and health insurance               305             229               -              76            -
            Property casualty                             1               1               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,915        $    690          $    1        $  2,226            -
                                                   ========        ========          ======        ========       ======
      2003
       Life Insurance In Force                     $593,006        $356,298          $3,519        $240,227          1.4%

       Premiums:
            Life insurance                         $  2,672        $    419          $    1        $  2,254            -
            Accident and health insurance               308             235               -              73            -
            Property casualty                            21              21               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  3,001        $    675          $    1        $  2,327            -
                                                   ========        ========          ======        ========       ======
      2002
       Life Insurance In Force                     $549,066        $321,940          $3,568        $230,694          1.5%

       Premiums:
            Life insurance                         $  2,227          $  377          $    -        $  1,850            -
            Accident and health insurance               316             242               -              74            -
            Property casualty                           109             109               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,652        $    728          $    -        $  1,924            -
                                                   ========        ========          ======        ========       ======


                        THE TRAVELERS VARIABLE ANNUITIES



                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY
                           PENSION AND PROFIT-SHARING,
                       SECTION 403(B) AND SECTION 408, AND
                         DEFERRED COMPENSATION PROGRAMS
































L-24421S                                                          September 2005



                                       46